                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                    INDENTURE

                            Dated as of July 23, 2003
                                      among

                  Collegiate Funding Services Resources I, LLC
                                    as Issuer

                                CRC FUNDING, LLC
                                as Conduit Lender

                  THE FINANCIAL INSTITUTIONS FROM TIME TO TIME

                                  PARTY HERETO

                              as Committed Lenders

                          CITICORP NORTH AMERICA, INC.
                                    as Agent

                         U.S. BANK NATIONAL ASSOCIATION
                              as Indenture Trustee

                                       and

                           as Eligible Lender Trustee

               COLLEGIATE FUNDING PORTFOLIO ADMINISTRATION, L.L.C.
                                as Administrator

                                       and

                   COLLEGIATE FUNDING MASTER SERVICING, L.L.C.
                               as Master Servicer

                                TABLE OF CONTENTS

                                                                                                                       Page
                                                                                                                       ----
ARTICLE I  ADVANCES                                                                                                      2
         SECTION 1.01.  Commitments to Lend; Limits on Lenders' Obligations......................................        2
         SECTION 1.02.  Borrowing Procedures.....................................................................        3
         SECTION 1.03.  Grant of Security Interest...............................................................        4
         SECTION 1.04.  Release of Collateral....................................................................        6
         SECTION 1.05.  Effect of Release........................................................................        7
         SECTION 1.06.  Premium Letter of Credit.................................................................        7
         SECTION 1.07.  Extension of the Facility Termination Date...............................................        8

ARTICLE II  NOTE                                                                                                         9
         SECTION 2.01.  Note.....................................................................................        9
         SECTION 2.02.  Interest on Advances.....................................................................        9
         SECTION 2.03.  Repayments and Prepayments...............................................................       10
         SECTION 2.04.  General Procedures.......................................................................       10
         SECTION 2.05.  Changes in Program Limit.................................................................       11
         SECTION 2.06.  Characterization of Note.................................................................       11
         SECTION 2.07.  Taxes....................................................................................       11

ARTICLE III  SETTLEMENTS                                                                                                13
         SECTION 3.01.  Accounts; Investments by Indenture Trustee...............................................       13
         SECTION 3.02.  Collection of Moneys.....................................................................       15
         SECTION 3.03.  Collection Account.......................................................................       15
         SECTION 3.04.  Reserve Account..........................................................................       18
         SECTION 3.05.  Payments and Computations, Etc.; Monthly Advances........................................       19
         SECTION 3.06.  Disbursement Account.....................................................................       20
         SECTION 3.07.  Payment Under Joint Sharing Agreement....................................................       20

ARTICLE IV  FEES AND YIELD PROTECTION                                                                                   21
         SECTION 4.01.  Fees.....................................................................................       21
         SECTION 4.02.  Yield Protection.........................................................................       21
         SECTION 4.03.  Funding Losses...........................................................................       22

ARTICLE V  CONDITIONS OF BORROWINGS                                                                                     23
         SECTION 5.01.  Conditions Precedent to Initial Borrowing................................................       23
         SECTION 5.02.  Conditions Precedent to All Borrowings...................................................       26
         SECTION 5.03.  Delivery of Schedule of Pledged Student Loans............................................       28

ARTICLE VI  REPRESENTATIONS AND WARRANTIES                                                                              28
         SECTION 6.01.  Representations and Warranties of Issuer.................................................       28
         SECTION 6.02.  Reassignment upon Breach.................................................................       32
         SECTION 6.03.  Representations and Warranties of Indenture Trustee......................................       32
         SECTION 6.04.  Representations and Warranties of Eligible Lender Trustee................................       33

ARTICLE VII  GENERAL COVENANTS OF ISSUER AND MASTER SERVICER                                                            33
         SECTION 7.01.  Affirmative Covenants of Issuer..........................................................       33
         SECTION 7.02.  Reporting Requirements of Issuer.........................................................       38
         SECTION 7.03.  Servicing Covenants......................................................................       41
         SECTION 7.04.  Negative Covenants of Issuer.............................................................       43

ARTICLE VIII  EVENTS OF TERMINATION                                                                                     45
         SECTION 8.01.  Events of Termination....................................................................       45
         SECTION 8.02.  Remedies.................................................................................       48

ARTICLE IX  THE AGENT; INDENTURE TRUSTEE                                                                                50
         SECTION 9.01.  Authorization and Action.................................................................       50
         SECTION 9.02.  Agent's Reliance, Indemnification, Etc...................................................       50
         SECTION 9.03.  Agent and Affiliates.....................................................................       51
         SECTION 9.04.  Lender's Purchase Decision...............................................................       51
         SECTION 9.05.  Delegation of Duties.....................................................................       51
         SECTION 9.06.  Successor Agent..........................................................................       51
         SECTION 9.07.  Acceptance of the Trusts.................................................................       52
         SECTION 9.08.  Fees, Charges and Expenses of Indenture Trustee..........................................       54
         SECTION 9.09.  Notice to Lenders if Event of Termination Occurs.........................................       54
         SECTION 9.10.  Intervention by Indenture Trustee........................................................       54
         SECTION 9.11.  Successors...............................................................................       54
         SECTION 9.12.  Resignation..............................................................................       54
         SECTION 9.13.  Removal..................................................................................       55
         SECTION 9.14.  Appointment of Successor.................................................................       55
         SECTION 9.15.  Concerning Any Successor.................................................................       55
         SECTION 9.16.  Appointment of Co-Trustee................................................................       55
         SECTION 9.17.  Successor Indenture Trustee as Trustee of Funds..........................................       56
         SECTION 9.18.  Indemnification..........................................................................       56
         SECTION 9.19.  Amendments; Waivers......................................................................       57

ARTICLE X  ASSIGNMENT OF LENDER'S INTEREST                                                                              57
         SECTION 10.01.  Restrictions on Assignments.............................................................       57
         SECTION 10.02.  Rights of Assignee......................................................................       58
         SECTION 10.03.  Evidence of Assignment..................................................................       58

ARTICLE XI  INDEMNIFICATION                                                                                             59
         SECTION 11.01.  Indemnities.............................................................................       59

ARTICLE XII  SERVICING OF PLEDGED STUDENT LOANS                                                                         61
         SECTION 12.01.  Duties of Master Servicer...............................................................       61
         SECTION 12.02.  Collection of Pledged Student Loan Payments.............................................       63
         SECTION 12.03.  Realization upon Pledged Student Loans..................................................       64
         SECTION 12.04.  No Impairment or Amendment..............................................................       64
         SECTION 12.05.  Purchase of Pledged Student Loans.......................................................       64
         SECTION 12.06.  Reporting...............................................................................       65

         SECTION 12.07.  Annual Statement as to Compliance; Notice of Default; SAS 70 Reports....................       65
         SECTION 12.08.  Access to Certain Documentation and Information Regarding Pledged Student
                              Loans; Audits......................................................................       66
         SECTION 12.09.  Servicer Expenses.......................................................................       66
         SECTION 12.10.  Appointment of Sub-Servicers............................................................       66
         SECTION 12.11.  Maintenance of Fidelity Bond and Errors and Omission Policy.............................       67
         SECTION 12.12.  Representations of Master Servicer......................................................       67
         SECTION 12.13.  Sub-Servicing Limitations...............................................................       69
         SECTION 12.14.  Indemnities of Master Servicer..........................................................       69
         SECTION 12.15.  Collegiate Funding Master Servicing, L.L.C. Not To Resign as Master Servicer............       70
         SECTION 12.16.  Servicer Default........................................................................       70
         SECTION 12.17.  Appointment of Successor................................................................       71
         SECTION 12.18.  Master Servicer Fee.....................................................................       71

ARTICLE XIII  MISCELLANEOUS                                                                                             73
         SECTION 13.01.  Amendments, Etc.........................................................................       73
         SECTION 13.02.  Notices, Etc............................................................................       74
         SECTION 13.03.  No Waiver; Remedies.....................................................................       74
         SECTION 13.04.  Binding Effect; Survival................................................................       74
         SECTION 13.05.  Costs, Expenses and Taxes...............................................................       75
         SECTION 13.06.  No Proceedings..........................................................................       75
         SECTION 13.07.  Captions and Cross References...........................................................       75
         SECTION 13.08.  Integration.............................................................................       75
         SECTION 13.09.  Governing Law...........................................................................       75
         SECTION 13.10.  Waiver Of Jury Trial; Submission to Jurisdiction........................................       76
         SECTION 13.11.  Execution in Counterparts...............................................................       76
         SECTION 13.12.  No Recourse Against Other Parties.......................................................       76
         SECTION 13.13.  Confidentiality.........................................................................       76
         SECTION 13.14.  Limitation of Liability.................................................................       78

               APPENDICES

APPENDIX A           Definitions
APPENDIX B           Originators
APPENDIX C           Guarantors
APPENDIX D           Form of Purchase and Sale Agreement
APPENDIX E           Credit and Collection Policy
APPENDIX F           Agreed-Upon Procedures with respect to
                     the Issuer, the Master Servicer and
                     each Affiliated Servicer

                SCHEDULES

SCHEDULE 6.0 l(k)    List of Offices of Issuer where Records
                     Are Kept

                EXHIBITS

EXHIBIT 1.02         Form of Borrowing Notice
EXHIBIT 1.04         Form of Release Certification
EXHIBIT 2.01         Form of Note
EXHIBIT 3.01(g)      Perfection Provisions for Eligible Investments
EXHIBIT 5.01(q)      Closing List
EXHIBIT 5.02(d)      Form of Coverage Condition Certificate
EXHIBIT 7.02(c)      Form of Monthly Report
EXHIBIT 10.01(a)     Form of Assignment and Acceptance
EXHIBIT 13.02        Notice Information
EXHIBIT A            Form of Account Control Agreement
EXHIBIT B            Forms of Joint Sharing Agreements

                                    INDENTURE

                            Dated as of July 23, 2003

      THIS IS AN INDENTURE, among Collegiate Funding Services Resources I, LLC, a Delaware limited liability company ("Issuer"), CRC Funding, LLC (a "Conduit Lender"), the financial institutions from time to time party hereto (each, a "Committed Lender" and together with the Conduit Lenders, the "Lenders"), Citicorp North America, Inc. ("CNAI"), as agent for Lenders (in such capacity, and together with any successor thereto in such capacity, the "Agent"), U.S. Bank National Association, as indenture trustee hereunder (in such capacity, and together with any successor thereto in such capacity, the "Indenture Trustee") and as eligible lender trustee (in such capacity, and together with any successor thereto in such capacity, the "Eligible Lender Trustee"), Collegiate Funding Portfolio Administration, L.L.C., as administrator (in such capacity, the "Administrator") and Collegiate Funding Master Servicing, L.L.C., as master servicer (in such capacity, the "Master Servicer"). Unless otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A.

                                   BACKGROUND

      1. Issuer will purchase from time to time Student Loans, the legal title of which will be held by the Eligible Lender Trustee on behalf of the Issuer.

      2. Issuer intends to finance certain of the Student Loans by borrowing Advances from Lenders. Issuer has requested Lenders, and Lenders have agreed, subject to the terms and conditions contained in this Agreement, to make Advances to Issuer from time to time during the term of this Agreement, which Advances will be secured by such Student Loans and other Collateral.

      3. Collegiate Funding Master Servicing, L.L.C. has agreed to act as Master Servicer to service the Pledged Student Loans and Collegiate Funding Portfolio Administration, L.L.C. has agreed to act as administrator for the Issuer.

      4. CNAI has been requested by Lenders, and is willing, to act as the Agent.

      5. U.S. Bank National Association has been requested by Issuer, and is willing, to act as Indenture Trustee and as Eligible Lender Trustee.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                    ADVANCES

      SECTION 1.01. Commitments to Lend; Limits on Lenders' Obligations.

      (a) Advances. Upon the terms and subject to the conditions of this Agreement, from time to time prior to the Facility Termination Date, Issuer may request that each Conduit Lender make loans to Issuer secured by the Collateral (each, an "Advance") and each Conduit Lender may, in its sole discretion, make such Advances in an amount equal to its Pro Rata Share of such Advance, and if a Conduit Lender elects not to make such Advances, the Committed Lenders shall fund such Advance, each in an amount equal to its respective Pro Rata Share of such Advance; provided that no Advance shall be made by a Lender if, after giving effect thereto, the then Total Outstanding Advances would exceed the Program Limit. Notwithstanding anything contained in this Agreement to the contrary, no Committed Lender shall be obligated to provide the Agent or Issuer with aggregate funds in connection with a Borrowing in an amount that would exceed such Committed Lender's unused Commitment then in effect less any amounts advanced by such Committed Lender pursuant to a Program Support Agreement.

      (b) Use of Proceeds. Notwithstanding anything in this Agreement to the contrary, the proceeds of each Advance made pursuant to Section 1.01(a) shall be used by Issuer only for the purchase of Student Loans pursuant to the CFO Purchase and Sale Agreement or to make deposits to the Collection Account to be applied as permitted pursuant to Section 3.03(b) to the extent that Collections are insufficient to pay amounts described in clauses first through ninth of
Section 3.03(b) and the proceeds of each Advance made pursuant to Section 1.01(c) shall be used by Issuer only as provided in Section 1.01(c); provided, however, in the case of the first Borrowing hereunder, such proceeds (or a portion thereof) may be used to fund the Reserve Account so that the amount therein at least equals the Reserve Account Minimum Balance.

      (c) Additional Advances. In addition to Advances pursuant to Section 1.01(a), absent written notice from the Required Lenders that such Advances will not be made, prior to the occurrence of an Event of Termination and so long as no Event of Termination would occur as a result of such Advances on each Settlement Date, each Conduit Lender may (in its sole discretion) and each Committed Lender shall (to the extent its related Conduit Lenders elect not to make such Advances) make Advances in an aggregate amount equal to all amounts described in the first through ninth clauses of Section 3.03(b) that remain unpaid after the application of funds from Collections and Available Funds on deposit in the Collection Account pursuant to Section 3.03(b). On each Settlement Date after the occurrence and during the continuance of an Event of Termination, absent written notice from the Required Lenders that such Advances shall not be made, each Conduit Lender may (in its sole discretion) and each Committed Lender shall (to the extent the Conduit Lenders elect not to make such Advances) make Advances in an aggregate amount equal to all amounts described in the first through sixth clauses of Section 3.03(b) and all amounts related to independent directors' fees described in the seventh clause of Section 3.03(b) which remain unpaid after the application of funds from Collections and Available Funds on deposit in the Collection Account pursuant to Section 3.03(b). Each Conduit

Lender may make an Advance under this Section 1.01(c) in its sole discretion. If a Conduit Lender elects not to make such Advance, the Committed Lenders related to such Conduit Lender shall fund such Advance, each in an amount equal to its respective Pro Rata Share of such Advance; provided, that no Advance shall be made by a Lender pursuant to Section 1.01(c) to the extent the Required Lenders have provided written notice to the Agent that they will not make such Advances; provided, further, that no Advance shall be made by a Lender if, after giving effect thereto, the then Total Outstanding Advances would exceed the Program Limit. Advances made pursuant to this Section 1.01(c) shall constitute "Advances" as such term is used in this Agreement and shall be secured by the Collateral. Notwithstanding anything contained in this Agreement to the contrary, no Committed Lender shall be obligated to provide the Agent or Issuer with aggregate funds in connection with a Borrowing (x) after such Lender's Facility Termination Date or (y) in an amount that would exceed such Committed Lender's unused Commitment then in effect less any amounts advanced by such Committed Lender pursuant to a Program Support Agreement. The Indenture Trustee shall notify the Agent in writing two Business Days prior to each Settlement Date if the amounts on deposit in the Collection Account will be insufficient to pay in full the amounts described in the first through ninth clauses of Section 3.03(b). The Agent will promptly notify the Conduit Lenders or the Committed Lenders, as applicable, of the Agent's receipt of any such notice. Each Lender shall instruct the Agent as to whether such Lender will fund the proposed Borrowing by telephone or telecopy by no later than the close of its business on the Business Day following its receipt of any such request.

      SECTION 1.02. Borrowing Procedures.

      (a) Notice of Borrowing. Each Borrowing hereunder (other than a Borrowing pursuant to Section 1.01(c)) shall be made upon Issuer's irrevocable written notice, substantially in the form of Exhibit 1.02 (a "Borrowing Notice"), delivered to the Agent and the Indenture Trustee in accordance with
Section 13.02 (which notice must be received by the Agent prior to 11:00 a.m., New York City time) not less than two Business Days prior to the requested Borrowing Date, which notice shall specify (A) the amount requested to be borrowed by Issuer (which amount shall be in a minimum amount of $1,000,000 or in integral $100,000 multiples in excess thereof), and (B) the date of such Borrowing (which shall be a Business Day). The Agent will promptly notify the Conduit Lenders or the Committed Lenders, as applicable, of the Agent's receipt of any Borrowing Notice. Each Conduit Lender shall instruct the Agent as to whether such Conduit Lender will fund the requested Borrowing by telephone or telecopy by no later than the close of its business on the Business Day following its receipt of any such request. Issuer shall request no more than two Borrowings per week.

      (b) Funding of Borrowing. On the date of each Borrowing, upon satisfaction of the applicable conditions set forth in Article V, the Conduit Lenders or the Committed Lenders, as the case may be, shall make available to the Agent at the Agent's Office the principal amount of such Borrowing (which, in the case of a Borrowing to be funded by the Committed Lenders, shall consist of each Committed Lender remitting its Pro Rata Share of the principal amount of such Borrowing) and after receipt by the Agent of such funds, the Agent shall make such funds available to Issuer in same day funds by depositing such funds in the Disbursement Account (or, with respect to Borrowings made pursuant to Section 1.01(c), at the sole discretion of the Agent, such funds may be applied directly to the unpaid amounts described in clauses first through ninth of
Section 3.03(b); provided, that any such payments for unpaid amounts owed under

Section 3.03(b) shall be paid in the priorities outlined in Section 3.03(b)). Advances in connection with Borrowings to fund any FFELP Loan shall be made in an amount not to exceed the outstanding Principal Balance of such Student Loan plus accrued and unpaid interest thereon (to the extent not previously capitalized) plus the Financed Premium Amount with respect to such Student Loan minus, if the Issuer purchased such FFELP Loan at a discount, such discount. Advances in connection with Borrowings to fund any Private Loan that has the benefit of a Private Loan Guarantee Agreement, shall be made in an amount not to exceed the least of (A) the outstanding Principal Balance of such Student Loan at such time, plus accrued and unpaid interest thereon (to the extent not previously capitalized), (B) such Private Loan's actual amortized purchase price if purchased at a discount by Issuer or (C) the Guaranteed Amount with respect to such Student Loan. Advances in connection with Borrowings to fund any other type of Private Loan shall be made in an amount determined by the Agent in connection with the Agent's approval of the Student Loan program related to such Private Loan. The obligation of each Committed Lender to remit its Pro Rata Share of any such Borrowing shall be several from that of each other Committed Lender, and the failure of any Committed Lender to make such amount available to the Agent shall not relieve any other Committed Lender of its obligation hereunder.

      (c) If, by 2:00 P.M. (New York time) on the date of any Borrowing (whether or not the Agent has advanced any Committed Lender's share of such Borrowing), one or more Committed Lenders (each, a "Defaulting Committed Lender", and each Committed Lender other than the Defaulting Committed Lender being referred to as a "Non-Defaulting Committed Lender") fails to make its Pro Rata Share of the principal amount of such Borrowing available to the Agent pursuant to Section 1.02(b) (the aggregate amount not so made available to the Agent being herein called in either case the "Borrowing Deficit"), then the Agent shall, by no later than 2:30 P.M. (New York time) on such date, instruct each Non-Defaulting Committed Lender to pay, by no later than 3:00 P.M. (New York time) on such date, in immediately available funds, to the account designated by the Agent, an amount equal to the lesser of (y) such Non-Defaulting Committed Lender's proportionate share (based upon the relative Commitments of the Non-Defaulting Committed Lenders) of the Borrowing Deficit and (z) its unused Commitment. A Defaulting Committed Lender shall forthwith, upon demand, pay to the Agent for the ratable benefit of the Non-Defaulting Committed Lenders all amounts paid by each Non-Defaulting Committed Lender on behalf of such Defaulting Committed Lender, together with interest thereon, for each day from the date a payment was made by a Non-Defaulting Committed Lender until the date such Non-Defaulting Committed Lender has been paid such amounts in full, at a rate per annum equal to the sum of the Alternate Base Rate plus 2.00%. No Defaulting Committed Lender shall be entitled to a vote or consent with respect to any Transaction Document until it has paid the amounts set forth in the preceding sentence.

      SECTION 1.03. Grant of Security Interest.

      (a) Issuer (and the Eligible Lender Trustee, in its capacity as title holder to the Pledged Student Loans that are a part of the Collateral) hereby grants to the Indenture Trustee, for the benefit of the Secured Parties, a first priority, continuing lien and security interest in all right, title and interest of Issuer (and the Eligible Lender Trustee) in, to and under the Collateral, whether now owned or hereafter acquired or existing. Issuer and the Eligible Lender Trustee agree that the foregoing sentence is intended to grant in favor of the Indenture Trustee, for the benefit of the Secured Parties, a first priority, continuing lien and security interest in all of the Issuer's (and the Eligible Lender Trustee's, in its capacity as title holder to the Pledged Student Loans that are part of the Collateral) personal property. Such lien and security interest shall secure all of Issuer's obligations (monetary or otherwise) hereunder and under the other Transaction Documents to which Issuer is a party, including, without limitation, the payments on the Note, the payment of Fees, the Reimbursement Obligation and all Indemnified Amounts and the obligation to cause the Master Servicer to turn over all Collections (or cause all Collections to be remitted) to the Indenture Trustee for deposit into the Collection Account. The Indenture Trustee hereby accepts the foregoing grant of a security interest in the Collateral, and agrees to hold such security interest in trust for the benefit of the Secured Parties pursuant to the terms of this Agreement. The Indenture Trustee agrees that it has no security interest or other adverse claim to the Accounts or the Eligible Investments therein that are Collateral other than pursuant to this Agreement or the other Transaction Documents and that it will not enter into any agreement that would give any person or entity other than the Indenture Trustee the right to give entitlement orders with respect to such Eligible Investments or the Accounts, except as expressly permitted with respect to the Residual Payments Account.

      (b) All instruments representing or evidencing the Demand Note Collateral or any Collateral described in clause (xii) of the definition of "Collateral" shall be delivered to and held by or on behalf of the Indenture Trustee for the benefit of the Secured Parties pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Issuer shall not at any time ask for, sue or receive any payment on the Demand Note Collateral (whether in cash or other assets, pursuant to a security interest, by exercise of any right of set-off or otherwise) without the prior written consent of the Agent. The Issuer agrees that it shall not, at any time, without the prior written consent of the Agent,
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Demand Note Collateral, (ii) create or permit to exist any adverse claim, judgment or Lien upon or with respect to any of the Demand Note Collateral, except for the security interest under this Agreement, or (iii) amend, waive, forgive, terminate or otherwise modify any of the Demand Note Collateral.

      (c) In connection with the foregoing grant of a security interest in the Collateral, each of the Issuer, the Eligible Lender Trustee and the Indenture Trustee hereby grants to the Agent (on behalf of the Secured Parties) the right, at any time after the occurrence and during the continuation of an Event of Termination, to give or withhold consents, directions, demands, extensions or waivers (in each case, on behalf of the Issuer, the Eligible Lender Trustee and the Indenture Trustee, respectively) under or with respect to, and the right to take such actions necessary to maintain in full force and effect each of, the Demand Note, the Servicing Agreements, the Guarantee Agreements, and the Purchase and Sale Agreements, in each case to the extent applicable to the Pledged Student Loans and other Collateral.

      (d) Each of the Issuer and the Master Servicer agrees that at any time and from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent or the Indenture Trustee may reasonably request, in order to enable the Agent and the Indenture

Trustee to exercise and enforce their respective rights and remedies hereunder with respect to any Collateral.

      (e) The Issuer agrees that all proceeds of the Demand Note shall be deposited in the Collection Account and that the Indenture Trustee shall have all rights of the Issuer with respect to the Demand Note, including without limitation the right to demand payment and exercise remedies with respect to the collateral pledged under the Demand Note, and that the Issuer shall not take any action whatsoever with respect to the Demand Note without the prior written consent of the Agent; provided, however, each of the Indenture Trustee and the Agent agree that they will only demand payment under the Demand Note, direct the Issuer to demand payment under the Demand Note or direct the distribution of funds from the Residual Payments Account in an amount not to exceed the amount of Covered Claims owing from the Issuer, the Master Servicer, the Administrator, each Affiliated Servicer or any other Affiliate of Issuer pursuant to this Agreement, any Sub-Servicing Agreement or any other Transaction Document.

      SECTION 1.04. Release of Collateral. From time to time, Issuer may request the Indenture Trustee to release its security interest in any Pledged Student Loans by delivering to the Indenture Trustee and the Agent a notice substantially in the form and substance of Exhibit 1.04 attached hereto (a "Notice of Release") of its desire that such a release occur. Issuer shall deliver preliminary Notice of Release at least ten days but no more than 30 days before any day on which Issuer may desire that such release occur and shall deliver a finalized Notice of Release at least 2 days but no more than 30 days before such date. Issuer also shall provide written notice at least two Business Days prior to the day within the period covered by such Notice of Release on which it desires that such release occur. Such Notice of Release shall state that Issuer plans to sell or otherwise dispose of such Pledged Student Loans in connection with a sale, securitization or other disposition thereof (which Pledged Student Loans will be specifically identified in such Notice of Release, each a "Released Student Loan"). The release of the Indenture Trustee's security interest in any Pledged Student Loans pursuant to this Section 1.04 shall be subject to the following conditions precedent:

            (i)   before and after giving effect to such release,

                  (A) there shall not exist any Event of Termination or Unmatured Event of Termination;

                  (B)   the Coverage Condition is met;

                  (C) no Lender is materially and adversely affected by the selection made by Issuer of the Released Student Loans in comparison to purchasers of Pledged Student Loans from Issuer (through the Eligible Lender Trustee) in connection with any asset securitization or sale by Issuer occurring during the Revolving Period; and

                  (D) the Agent shall have determined that the remaining Collateral is consistent with a program rated the equivalent of "A2" by Moody's as reasonably determined by the Agent using the ratings methodology the Agent employs for rating the Note.

            (ii) on or prior to such release, Issuer shall have delivered a Notice of Release to the Indenture Trustee and the Agent, certifying that the foregoing conditions described in clause (i) above shall have been satisfied in connection therewith, together with a pro forma Coverage Condition Certificate demonstrating compliance of the condition described in clause (B) above.

            (iii) on or prior to such release, Issuer shall have deposited into the Collection Account cash in an amount equal to the outstanding Principal Balance of such Released Student Loans, plus accrued and unpaid interest thereon (to the extent not previously capitalized), plus any Unamortized Premium thereon plus any unreimbursed Monthly Advance with respect thereto for application as a repayment of the Total Outstanding Advances on such date in accordance with Section 2.03(c).

      SECTION 1.05. Effect of Release. Upon the satisfaction of the foregoing conditions in accordance with Section 1.04, all right, title and interest of the Indenture Trustee in, to and under such Pledged Student Loans shall terminate and revert to Issuer, its successors and assigns, and the right, title and interest of the Indenture Trustee in such Pledged Student Loans shall thereupon cease, terminate and become void; and, upon the request of Issuer, its successors or assigns, and at the cost and expense of Issuer, the Indenture Trustee shall deliver and, if necessary, execute such UCC-3 financing statements and releases as are necessary or reasonably requested by Issuer to terminate and remove of record any documents constituting public notice of the security interest in such Released Student Loans granted hereunder being released.

      SECTION 1.06. Premium Letter of Credit.

      (a) Issuance of Premium Letter of Credit. On or prior to the date hereof, the Letter of Credit Provider shall issue the Premium Letter of Credit payable to the Agent for the benefit of the Conduit Lenders in an amount equal to $12,500,000. The expiration date of the Premium Letter of Credit shall be the Premium Letter of Credit Expiration Date. The Agent may draw upon the Premium Letter of Credit upon the occurrence and during the continuance of an Event of Termination in an amount less than or equal to the outstanding obligations of the Issuer to the Conduit Lenders under the Transaction Documents. Upon any such draw, the Agent shall pay the amount drawn to the Conduit Lenders for application as repayment of such obligations. The Premium Letter of Credit shall be solely for the benefit of the Conduit Lenders and not of their respective Program Support Providers.

      (b) Reimbursement Obligation. As more fully set forth in the Reimbursement Agreement, Issuer agrees unconditionally, irrevocably and absolutely upon receipt of notice from the Agent or the Letter of Credit Provider to pay immediately to the Letter of Credit Provider, the amount of each advance that is drawn under or pursuant to the Premium Letter of Credit (such obligation of Issuer to reimburse the Letter of Credit Provider for an advance made under the Premium Letter of Credit being referred to herein as a "Reimbursement Obligation") pursuant to Section 1.06(a).

      SECTION 1.07. Extension of the Facility Termination Date.

      (a) The Issuer, not more than forty-five (45) days before the date set forth in clause (a) of the definition of Facility Termination Date (the "Committed Lender Termination Date"), may request that the Committed Lenders extend the Committed Lender Termination Date by giving the Agent notice of such request. The Agent shall promptly notify the Committed Lenders of the Agent's receipt of such request, and each Committed Lender shall, not earlier than thirty (30) or later than fifteen (15) days before the Committed Lender Termination Date, notify the Agent whether or not it consents to such extension; provided, that if any Committed Lender fails to give such notice it shall be deemed not to have consented to such extension. Consent to any extension requested by the Issuer may be given or withheld in the sole and absolute discretion of each Committed Lender. Upon receipt of consent by a Committed Lender to an extension, the Agent will promptly notify the Issuer thereof, and effective as of the Committed Lender Termination Date the Committed Lender Termination Date then in effect shall be extended to the date specified by the Agent in its sole discretion (but in no event to a date that is more than 364 days after the Committed Lender Termination Date then in effect, or if such day is not a Business Day, the next preceding Business Day). The Agent will promptly give the Issuer notice of any failure of any Committed Lender to consent to any requested extension of the Committed Lender Termination Date (each Committed Lender which has declined or has been deemed to have declined to renew its commitment hereunder, a "Non-Renewing Committed Lender").

      (b) The Agent may declare, to the extent of the unused Program Limit, that any Non-Renewing Committed Lender's Commitment to make Advances shall automatically terminate on a date agreed upon by the Agent and the Issuer. Upon the termination of any Non-Renewing Committed Lender's Commitment to make Advances pursuant to the preceding sentence, the Program Limit, to the extent the Non-Renewing Committed Lender's Commitment is not assigned as provided in
Section 1.07(c), shall be reduced in an amount equal to the Commitment of such Non-Renewing Committed Lender immediately prior to the termination of such Commitment.

      (c) Notwithstanding Section 1.07(b), except following the occurrence of an Event of Termination, the Issuer, with the consent of the Agent, may arrange for one or more banks (which may include any Committed Lender) the short-term unsecured debt of which is rated at least equal to the then existing ratings of the Promissory Notes issued by the Conduit Lenders, to assume all or part of the Commitment of a Non-Renewing Committed Lender; provided, that each such assignment satisfies the requirements of Section 10.01 hereof; provided, further, that the Issuer shall have arranged for such assumption for all Non-Renewing Committed Lenders on a pro rata basis. If a bank is willing to assume all or a part of the Non-Renewing Committed Lender's Commitment, then such bank, the Non-Renewing Committed Lender, the Issuer and the Agent will promptly evidence such assumption and assignment pursuant to Section 10.03.

                                   ARTICLE II

                                      NOTE

      SECTION 2.01. Note. The Advances shall be evidenced by a promissory note (as from time to time supplemented, extended, amended or replaced, the "Note"), substantially in the form set forth in Exhibit 2.01, with appropriate insertions, dated the Closing Date, payable to the order of the Agent, for the benefit of the Lenders, in the maximum principal amount of the Program Limit (or, if less, in the aggregate unpaid principal amount of all of the Advances) on the Maturity Date or such other date as is specified herein. Principal of the Advances shall be paid from time to time as set forth in Sections 2.03 and 3.03. The Agent shall record in its records, or at its option on the schedule attached to the Note, the date and amount of each Advance made hereunder, the interest rate with respect thereto, each repayment thereof, and the other information provided for thereon. The aggregate unpaid principal amount so recorded shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Note. The failure so to record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the actual obligations of Issuer hereunder or under the Note to repay the principal amount of all Advances, together with all interest accruing thereon, as set forth in this Agreement.

      SECTION 2.02. Interest on Advances.

      (a) Interest Rates. Each Advance shall accrue interest during each Settlement Period at the following rates, which interest shall be payable as set forth in paragraph (b) below:

            (i) at all times while the making or maintenance of such Advance (or the applicable portion thereof) by a Conduit Lender is funded by the issuance of Promissory Notes, the Promissory Note Rate for such Settlement Period; and

            (ii) at all times while the making or maintenance of such Advance (or the applicable portion thereof) by a Conduit Lender is funded other than by the issuance of Promissory Notes or is funded by the Committed Lenders, 1.00% per annum over the Eurodollar Rate, or if the Eurodollar Rate is not available, the Alternate Base Rate;

provided, however, that to the extent that the Eurodollar Rate is selected to apply to an Advance but such Advance is made with less than two days prior notice, such Advance shall accrue interest at the Alternate Base Rate; and provided further that for any day while an Event of Termination or an Unmatured Event of Termination exists the rate of interest on each Advance shall be an interest rate equal to 2.00% per annum above the Alternate Base Rate in effect on such day.

      The interest rate on any Advance bearing interest at the Alternate Base Rate shall change simultaneously with each change in the Alternate Base Rate.

      (b) Interest Settlement Dates. Interest accrued on each Advance shall be paid on each of:

            (i)   the Maturity Date;

            (ii)  each Settlement Date;

            (iii) the date of any prepayment, in whole or in part, of the outstanding principal of such Advance pursuant to Section 2.03(b) or
      Section 2.03(c) to the extent of the amount being prepaid; and

            (iv)  the date on which any Advance is accelerated pursuant to
      Section 8.02.

      SECTION 2.03. Repayments and Prepayments. Issuer shall repay in full the unpaid principal amount of each Advance on the earlier to occur of (i) the date such amount is declared to be accelerated pursuant to Section 8.02 or (ii) the Maturity Date. Prior thereto, Issuer:

      (a) may, from time to time on any Settlement Date with respect to any Advance, make a prepayment, in whole or in part, of the outstanding principal amount of any such Advance; provided, however, that

            (i) all such voluntary prepayments shall require at least two Business Days' (but no more than five Business Days') prior written notice to the Agent; and

            (ii) all such voluntary partial prepayments shall be in a minimum amount of $1,000,000 and in integral multiples of $500,000 or in an amount equal to the remaining amount outstanding;

      (b) shall, on each date when any reduction in the Program Limit becomes effective pursuant to Section 2.05, make a prepayment of the Advances in an amount equal to the excess, if any, of the aggregate outstanding principal amount of the Advances over the Program Limit as so reduced;

      (c) shall, (i) to the extent (A) there is a Reassignment of any Pledged Student Loans pursuant to Section 6.02 or (B) the Master Servicer repurchases a Pledged Student Loan pursuant to Section 12.05, in either case, prepay the principal amount of the Advances in an amount equal to the principal portion of the Reassignment Amount or the Servicer Repurchase Amount, as applicable, therefor on such date and (ii) to the extent there is a release of Collateral pursuant to Section 1.04 or a withdrawal from the Collection Account pursuant to
Section 3.04(b), prepay the principal balance of the Advances in the amount set forth in Section 1.04(iii) or Section 3.04(b) as applicable;

      (d) shall, immediately upon the date on which any Advance is declared to be accelerated pursuant to Section 8.02, repay the amount of the Total Outstanding Advances.

      Each such prepayment shall be subject to the payment of any amounts required by Section 4.03 resulting from a prepayment or payment of an Advance prior to the Settlement Date with respect thereto.

      SECTION 2.04. General Procedures. No outstanding principal of an Advance shall be considered reduced by any allocation, setting aside or distribution of any portion of Collections unless such Collections shall have been actually delivered to the Agent for the purpose of paying such principal. No principal or interest shall be considered paid by any distribution of any portion of Collections if at any time such distribution is rescinded or must otherwise be returned for any reason. No provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

      SECTION 2.05. Changes in Program Limit

      (a) Reduction in Program Limit. The unused portion of the Program Limit may be decreased by an amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof upon 30 days' prior written notice by Issuer to the Agent; provided the Program Limit shall in no event be less than $100,000,000.

      (b) Increases in Program Limit. From time to time, the Issuer may request that the Agent and the Lenders consent to increases in the Program Limit in an amount equal to $50,000,000 or any integral multiple of $5,000,000 in excess thereof by providing a written request therefor at least 30 days' prior to the proposed date of such increase to the Agent and each of the Lenders. Neither the Agent nor any of the Lenders shall be obligated in any manner to approve any such increase and any such increase shall be subject to such terms and conditions as are acceptable to the Agent and each of the Lenders agreeing to increase their Program Limits in their sole discretion (including, without limitation, satisfaction of conditions precedents of the type described in
Section 5.01 hereof).

      SECTION 2.06. Characterization of Note. Issuer, the Agent and each Lender agree to treat the Note for federal, state and local income and franchise tax purposes, and for book purposes, as indebtedness only of Issuer.

      SECTION 2.07. Taxes. (a) All payments made by the Issuer under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or any Lender as a result of a present or former connection between the Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document) (collectively, the "Excluded Taxes"). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or Other Taxes are required to be withheld from any amounts payable to the Agent or any Lender hereunder, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Issuer shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of the assignment, to receive additional amounts from the Issuer with respect to such Non-Excluded Taxes pursuant to this paragraph.

      (b) In addition, the Issuer shall pay to the relevant Governmental Authority in accordance with applicable law all taxes, levies, imposts, deductions, charges, assessments or fees of any kind (including but not limited to any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies, but excluding Excluded Taxes) imposed upon the Agent or such Lender that arises from any payment made hereunder or from the execution, delivery, or registration of or otherwise similarly with respect to, this Agreement ("Other Taxes").

      (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Issuer, within thirty (30) days thereafter the Issuer shall send to the Agent for its own account or for the account of the Agent or relevant Lender, as the case may be, a certified copy of an original official receipt received by the Issuer showing payment thereof. The Issuer agrees to indemnify the Agent and each Lender from and against the full amount of the Non-Excluded Taxes and Other Taxes arising out of this Agreement (whether directly or indirectly) imposed upon or paid by the Agent or such Lender and any liability (including penalties, interest, and expenses arising with respect thereto), whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority.

      (d) Each Lender (or transferee) that is not a "U.S. Person" as defined in section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to the Issuer and the Agent two copies of either U.S. Internal Revenue Service form W-8BEN or form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from the withholding of U.S. federal income tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", both a form W-8BEN and a certificate representing that such Lender is not (i) a "bank" for purposes of Section 881(c) of the Code, (ii) a ten-percent shareholder of the Issuer (within the meaning of Section 871(h)(3)(B) of the Code) or (iii) a controlled foreign corporation related to the Issuer (within the meaning of Section 864(d)(4) of the Code), or any subsequent versions thereof or successors thereto, in all cases properly completed and duly executed by such Non-U.S. Lender, claiming complete exemption from, withholding of U.S. federal income tax on all payments by the Issuer under this Agreement. Such forms shall be delivered by each Non-U.S. Lender at least (5) five Business Days before the date of the initial payment to be made pursuant to this Agreement by the Issuer to such Lender. In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Issuer at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Issuer (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision in this paragraph, a Non-U.S. Lender shall not be required to deliver any subsequent form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

      (e) A Lender which is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Issuer is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Issuer (with a copy to the Agent), at the time or times prescribed by the applicable law or reasonably requested by the Issuer, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

      (f) In cases in which an Issuer makes a payment under this Agreement to a U.S. Person with knowledge that such U.S. Person is acting as an agent for a foreign person, the Issuer will not treat such payment as being made to a U.S. Person for purposes of Treas. Reg. Section 1.1441-1(b)(2)(ii) (or a successor provision) without the express written consent of such U.S. Person.

      (g) The agreements in this Section shall survive the termination of this Agreement and the payment of all amounts payable hereunder.

                                   ARTICLE III

                                   SETTLEMENTS

      SECTION 3.01. Accounts; Investments by Indenture Trustee.

      (a) Accounts. On or before the first Borrowing Date, the Indenture Trustee shall establish, for the benefit of the Lenders to the extent of its interests therein as provided herein, the Disbursement Account, the Collection Account, the Reserve Account and the Residual Payments Account, which accounts shall be segregated accounts maintained at a Qualified Institution selected by the Issuer and approved by the Agent. Each such Account shall be subject to the sole dominion and control (as defined in Section 8-106 of the UCC) of the Indenture Trustee and neither the Issuer nor any Affiliate of the Issuer shall have any withdrawal rights therefrom, except as expressly permitted under this Agreement and the Residual Payments Account Control Agreement with respect to the Residual Payments Account. The Eligible Investments and funds in each such Account shall be deemed "financial assets" as defined in Section 8-102 of the UCC. In furtherance of the foregoing, the Issuer and the Indenture Trustee agree to enter into the Account Control Agreement with respect to each such Account as of the date hereof.

      Subject to the further provisions of this Section 3.01, the Indenture Trustee shall, upon receipt, deposit into such Accounts all amounts received by it which are required to be deposited therein in accordance with the provisions hereof. All such amounts and all investments made with such amounts, including all income and other gains from such investments, shall be held by the Indenture Trustee in such Accounts as part of the Collateral as herein provided, subject to withdrawal by the Indenture Trustee in accordance with, and for the purposes specified in the provisions of, this Agreement and, with respect to the Residual Payments Account, subject to withdrawal by CFS or the Issuer in accordance with the Residual Payments Account Control Agreement.

      (b) Administration of Payments. Unless otherwise advised by the Agent in writing or required herein, the Indenture Trustee shall assume that any amount remitted to it by the Master Servicer, any Sub-Servicer or the Issuer is to be deposited into the Collection Account pursuant to Section 3.03. The Indenture Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration hereof after which all amounts received or collected by the Indenture Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

      (c) No Set-Off. Neither the Eligible Lender Trustee nor the Indenture Trustee shall have any right of set-off against Collections, Accounts, or any investment therein, whether or not commingled to satisfy any other obligations, and each of the Eligible Lender Trustee and the Indenture Trustee hereby irrevocably waives any and all such rights.

      (d) Investments. Amounts in the Accounts shall be invested and reinvested by the Indenture Trustee pursuant to an Issuer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Issuer Order may authorize the Indenture Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by facsimile transmission from the employees or agents of Issuer identified therein, in each case in such amounts as such Issuer Order shall specify. All income or other gains from the investment of moneys deposited in the Accounts shall be deposited by the Indenture Trustee in the Collection Account upon receipt and shall be deemed to constitute a portion of the Available Funds for the related Settlement Date. Issuer agrees to report as its income for financial reporting and tax purposes (to the extent reportable) all Investment Earnings on amounts in the Accounts. To the extent that the issuer of any Eligible Investment grants voting rights to its holders, the Issuer (or, after the occurrence and during the continuance of an Event of Termination, the Agent) shall be responsible for exercising such voting rights.

      (e) Investments in the Absence of an Issuer Order; Notice of Uninvested Cash. In the event that either (i) Issuer shall have failed to give investment directions to the Indenture Trustee by 11:00 a.m., New York City time, on any Business Day on which there may be uninvested cash deposited in the Collection Account, Disbursement Account or Reserve Account or (ii) an Event of Termination or Unmatured Event of Termination shall have occurred and be continuing, then the Indenture Trustee shall invest such funds in Eligible Investments as directed by the Agent by 1:00 p.m., New York City time, on such Business Day (to the extent such investments are then available) or, if no such directions are given by such time, in Eligible Investments described in clause (a) of the definition thereof. All Eligible Investments made by the Indenture Trustee shall mature no later than the maturity date therefor permitted by Section 3.01(f).

      (f) Maturity of Eligible Investments. Unless otherwise specified by the Agent in writing, Eligible Investments shall mature no later than the Business Day prior to each Settlement Date in an amount sufficient to pay all interest and fees hereunder and under the other Transaction Documents to which Issuer is a party due on such Settlement Date. The Issuer hereby agrees to deposit into the Collection Account an amount equal to any breakage costs that are deducted from the proceeds of Eligible Investments in the event that any Eligible Investment is needed to pay amounts due on a Settlement Date and had a maturity date later than the Business Day prior to such Settlement Date.

      (g) Form of Investment. Any investment of any funds in the Collection Account, Disbursement Account and Reserve Account shall be made under the following terms and conditions:

            (i) each such investment shall be made in the name of the Indenture Trustee, for the benefit of Issuer and the Secured Parties (to the extent of their respective interests therein), or in the name of a nominee of the Indenture Trustee;

            (ii) any certificate or other instrument evidencing such investment shall be delivered directly to the Indenture Trustee (and endorsed to the Indenture Trustee in blank), and the Indenture Trustee shall have sole possession of such instrument, and all income on such investment;

            (iii) all other requirements set forth on Exhibit 3.01(g) are met;
      and

            (iv) the Indenture Trustee for the benefit of the Secured Parties shall have a first priority perfected security interest in such investment, perfected by control to the extent permitted under Article 9 of the UCC.

      (h) Indenture Trustee Not Liable. The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Accounts resulting from losses on investments made in accordance with the provisions of this Section
3.01 (but the institution serving as Indenture Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments) except for gross negligence or intentional misconduct.

      SECTION 3.02. Collection of Moneys. If at any time Issuer and/or the Master Servicer shall receive any Collections on or in respect of any Pledged Student Loan (including any Guarantee Payment, Interest Subsidy Payment or Special Allowance Payment), it shall hold such Collections for the benefit of the Indenture Trustee (for the benefit of the Secured Parties), shall segregate such payment from the other property of Issuer and shall, within two Business Days, deliver such payment in the form received (endorsed as necessary for transfer) to the Indenture Trustee for deposit in the Collection Account in accordance with Section

      SECTION 3.03. Collection Account.

      (a) Deposits. Each of Issuer and the Master Servicer shall remit or cause to be remitted all Collections received by either of them to the Collection Account no later than the close of business on the second Business Day after receipt thereof. Issuer and the Master Servicer shall cause each Sub-Servicer to remit all Collections received by it to the Collection Account in accordance with the applicable Sub-Servicing Agreement but, notwithstanding the terms of any Sub-Servicing Agreement, (i) with respect to each Affiliated Servicer, no later than the close of business on the second Business Day after such Affiliated Servicer's receipt of such Collections and (ii) with respect to Third Party Servicers, no less frequently than three times per month and at least once every fifteen days. Master Servicer also shall, in its sole discretion, deposit into the Collection Account the amount of any Monthly Advances determined to be made by Master Servicer pursuant to Section 3.05(e) no later than the related Settlement Date. In addition, Issuer shall deposit to the Collection Account no later than the close of business on the date payable pursuant thereto, the aggregate Reassignment Amounts payable by Issuer pursuant to Section 6.02. The Indenture Trustee shall also remit to the Collection Account any and all funds in the Disbursement Account for which no wire transfer, ACH payment or check has been issued within ten Business Days of receipt of such funds in the Disbursement Account and have not otherwise been distributed in accordance with Section 1.02(b). The Indenture Trustee shall deposit into the Collection Account on the date of receipt thereof all Collections received by the Indenture Trustee from the Master Servicer, Issuer, any Sub-Servicer, any affiliate of Issuer or otherwise. Pursuant to
Section 1.03(d), all proceeds of the Demand Note shall be deposited in the Collection Account.

      (b) Settlement Date Procedures. Amounts on deposit on any Settlement Date in the Collection Account representing Collections, Reserve Account Withdrawal Amounts transferred from the Reserve Account pursuant to Section 3.04(b), Advances made pursuant to Section 1.01(c) and other Available Funds (net of any amounts reimbursable to Master Servicer in respect of Monthly Advances pursuant to Section 3.05(e), which shall be paid to Master Servicer) shall be withdrawn from the Collection Account by the Indenture Trustee at the written direction of the Issuer (or, upon receipt of written notice from the Agent stating that the Indenture Trustee may no longer rely on the Issuer's directions, solely at the written direction of the Agent) on such Settlement Date, in the amounts required, and applied in the following order of priority:

      first, any indemnification amounts payable under the Joint Sharing Agreement pursuant to Section 3.07;

      second, an amount equal to the unpaid Monthly Rebate Fee for such Settlement Period plus any Monthly Rebate Fees not paid when due on any prior Settlement Date shall be set aside in the Collection Account and paid to the Department on such Settlement Date but only to the extent the Department has not deducted or netted the amount of such Monthly Rebate Fees from the Interest Subsidy Payments or Special Allowance Payments payable by the Department with respect to the Pledged Student Loans;

      third, an amount equal to the Master Servicer's Fees for the Pledged Student Loans with respect to such Settlement Period plus any Master Servicer's Fees not paid when due on any prior Settlement Date shall be set aside in the Collection Account and paid to the Master Servicer for the benefit of the Master Servicer and the Sub-Servicers, as applicable, on such Settlement Date in the amount provided in Section 12.18 of this Agreement, provided that following the occurrence of an Event of Termination, the Indenture Trustee may and at the request of the Agent shall pay the portion of the Master Servicer's Fees consisting of sub-servicing fees directly to the Sub-Servicers (rather than through the Master Servicer);

      fourth, an amount equal to the Eligible Lender Trustee's Fees with respect to such Settlement Period, plus any Eligible Lender Trustee's Fees not paid when due on any prior Settlement Date and all expenses incurred by the Eligible Lender Trustee in connection with the enforcement of this Agreement shall be set aside in the Collection Account and paid to the Eligible Lender Trustee on such Settlement Date;

      fifth, an amount equal to the Indenture Trustee's Fees with respect to such Settlement Period, plus any Indenture Trustee's Fees not paid when due on any prior Settlement Date and all expenses incurred by the Indenture Trustee in connection with the enforcement of this Agreement shall be set aside in the Collection Account and paid to the Indenture Trustee on such Settlement Date;

      sixth, an amount equal to the Letter of Credit Provider's Fees with respect to such Settlement Period, plus any Letter of Credit Provider's Fees not paid when due on any prior Settlement Date shall be set aside in the Collection Account and paid to the Letter of Credit Provider on such Settlement Date;

      seventh, an amount equal to Administrative Expenses with respect to such Settlement Period, plus any Administrative Expenses not paid when due on any prior Settlement Date shall be set aside in the Collection Account and paid to the party to which such amounts are owed or to the Issuer for payment to such party on such Settlement Date;

      eighth, an amount equal to the interest accrued (or to be accrued) in respect of all Advances during such Settlement Period, plus any interest on the Advances not paid when due on any prior Settlement Date and interest thereon shall be set aside in the Collection Account and paid to the Agent for the account of the Lenders on such Settlement Date;

      ninth, an amount equal to all Fees accrued (or to be accrued) during such Settlement Period (that have not been paid previously pursuant to this Section 3.03(b)), plus any Fees not paid when due on any prior Settlement Date, together with interest thereon, shall be set aside in the Collection Account and paid to the Agent for the account of Lenders or any other intended recipient of such Fees on such Settlement Date;

      tenth, during the Liquidation Period, to the Agent on each Settlement Date for the account of the Lenders and applied to the outstanding principal amount of the Advances;

      eleventh, an amount equal to any other amounts due and owing to the Indenture Trustee, Eligible Lender Trustee, Agent, any Affected Party, any Indemnified Party or the Lenders pursuant to this Agreement shall be set aside in the Collection Account and paid to the Indenture Trustee, Eligible Lender Trustee, Agent, such Affected Party, such Indemnified Party or the Lenders, as the case may be, when due in accordance with this Agreement;

      twelfth, during the Revolving Period, to the Indenture Trustee for deposit to the Reserve Account in an amount equal the amount by which the balance in the Reserve Account is less than the Reserve Account Minimum Balance;

      thirteenth, an amount equal to any other amounts due and owing to the Letter of Credit Provider pursuant to this Agreement or the Premium Letter of Credit shall be set aside in the Collection Account and paid to the Letter of Credit Provider when due;

      fourteenth, an amount equal to the Administrator's Fees for the Pledged Student Loans with respect to such Settlement Period plus any Administrator's Fees not paid when due on any prior Settlement Date shall be set aside in the Collection Account and paid to the Administrator; and

      fifteenth, during the Revolving Period, in an amount, if any, directed by Issuer, to the Agent for the account of the Lenders and applied to the outstanding principal amount of the Advances.

      (c) Use of Funds. The Indenture Trustee may withdraw funds from the Collection Account for the purchase of Eligible Student Loans by the Issuer pursuant to the CFO Purchase and Sale Agreement on and after any Settlement Date only to the extent there are Available Funds remaining in the Collection Account after application of clauses first through fourteenth of Section 3.03(b) on such Settlement Date; provided, however, that no Purchase Termination Event shall have occurred with respect to the Originator of such Eligible Student Loans. Any Student Loans purchased or originated by Issuer with funds from the Collection Account shall automatically become Pledged Student Loans.

      (d) Releases of Collateral from Collection Account. On the date of any release of Collateral pursuant to Section 1.04 hereof, at Issuer's request, the Indenture Trustee may withdraw funds from the Collection Account and may release its security interest on Pledged Student Loans and Related Security purchased with funds from the Collection Account under Section 3.03(c) so long as the Asset Coverage Ratio after giving effect to such release is at least equal to the greater of (i) a percentage equal to the Asset Coverage Ratio as listed on the Coverage Condition Certificate most recently received by the Agent and (ii) a percentage equal to the sum of (A) 100.1% plus (B) an amount equal to (1) a percentage equal to the average of the Excess Spread for each month since the later to have occurred of (x) the Closing Date or (y) the date of the last Take-Out Securitization multiplied by (2) the number of days that have elapsed since the later to have occurred of (x) the Closing Date or (y) the date of the last Take-Out Securitization divided by (3) 365.

      (e) Final Payout Date. On the Final Payout Date, any funds remaining in the Collection Account after giving effect to the provisions of Section 3.03 shall be paid to the Issuer.

      SECTION 3.04. Reserve Account.

      (a) Establishment of Reserve Account. On or prior to the initial Borrowing Date, Issuer shall deposit into the Reserve Account an amount equal to the Reserve Account Minimum Balance. Thereafter, Issuer shall deposit to the Reserve Account (i) all amounts required to be deposited therein pursuant to clause twelfth of Section 3.03(b), (ii) all origination and other up-front fees paid by any Obligors or related Persons with respect to any Private Loans that do not have the benefit of a Private Loan Guarantee Agreement and (iii) all Collections received with respect to Pledged Student Loans that constitute Private Loans that have become Defaulted Student Loans.

      (b) Withdrawals for Defaulted Student Loans. On the Business Day following the day on which a Pledged Student Loan that constitutes a Private Loan that does not have the benefit of a Private Loan Guarantee Agreement has become a Defaulted Student Loan, as set forth in a notice from the Master Servicer, or on the day of receipt of such notice if received after a Pledged Student Loan that constitutes a Private Loan has become a Defaulted Student Loan, the Indenture Trustee shall transfer from the Reserve Account to the Collection Account the lesser of (A) the Principal Balance of such Defaulted Student Loan and all accrued and unpaid interest thereon (to the extent not previously capitalized) and (B) the amount on deposit in the Reserve Account consisting of origination and other up-front fees paid by any Obligors or related Persons with respect to Private Loans that do not have the benefit of a Private Loan Guarantee

Agreement (such amount, the "Reserve Account Withdrawal Amount") and shall deposit such Reserve Account Withdrawal Amount in the Collection Account for application pursuant to the provisions of Section 3.03(b).

      (c) Withdrawals from Reserve Account. On each Settlement Date, the Indenture Trustee shall withdraw from the Reserve Account the amounts on deposit therein and treat such amounts as Collections and apply them as set forth in
Section 3.03(b) to the extent such withdrawal is necessary to pay the amounts set forth in Section 3.03(b).

      (d) Distribution on Final Payout Date. On the Final Payout Date, amounts remaining on deposit in the Reserve Account shall be deposited into the Collection Account and distributed pursuant to the provisions of Section 3.03.

      SECTION 3.05. Payments and Computations, Etc.; Monthly Advances.

      (a) Payments. All amounts to be paid or deposited by the Indenture Trustee or Issuer to the Agent or Lenders hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States of America in same day funds, to the Agent's Account.

      (b) Late Payments. Issuer shall, to the extent permitted by law and subject to Section 2.04, pay to Lenders interest on all amounts not paid or deposited by Issuer when due hereunder at 2.00% per annum above the interest rate otherwise applicable to such amount pursuant to this Agreement or, if no interest rate is otherwise applicable to such amount pursuant to this Agreement, at 2.00% per annum above the Alternate Base Rate, payable on demand.

      (c) Method of Computation. All computations of interest, any fees payable under Section 4.01 and any other fees payable by Issuer to Lenders or the Agent in connection with Borrowings hereunder shall be calculated by the Agent on the basis of a year of 360 days (or in the case of interest calculated by reference to the Alternate Base Rate, 365 or 366 days, as applicable), for actual days elapsed.

      (d) Indenture Trustee's Reliance. In making the deposits, distributions and calculations required to be made by it hereunder, the Indenture Trustee shall be entitled to rely, in good faith, on information supplied to the Indenture Trustee by the Agent and, prior to the written notice by the Agent to the contrary, the Issuer. The Issuer (or, if the Agent has notified the Indenture Trustee not to follow the Issuer's instructions, the Agent) agrees to provide to the Indenture Trustee written instructions with respect to such distributions by 3:00 p.m. (New York City time) at least one Business Day prior to each Settlement Date. If the Indenture Trustee has not received such instructions by such time, the Indenture Trustee shall immediately notify the Agent. The Indenture Trustee shall only make distributions hereunder pursuant to the terms hereof or, if the express terms do not conflict therewith, upon the written instructions of the Agent. The Indenture Trustee shall be fully protected in making disbursements hereunder in accordance with the written instructions of the Agent or the Issuer delivered in accordance with this Agreement.

      (e) Monthly Advances. If Issuer or the Eligible Lender Trustee (or a Servicer on its behalf) has applied for a Guarantee Payment from a Guarantor or an Interest Subsidy Payment or a Special Allowance Payment from the Department, and Issuer, the Eligible Lender Trustee or the Master Servicer, as the case may be, has not received the related payment prior to the end of the Settlement Period immediately preceding the current Settlement Date, Master Servicer may, no later than the related Settlement Date, in its sole discretion, deposit into the Collection Account an amount up to the amount of such payments applied but not received (such deposits by Master Servicer are referred to herein as "Monthly Advances"). Master Servicer shall have no obligation, legal or otherwise, to make any Monthly Advance, and the making of or decision to make a particular Monthly Advance shall not create any obligation on Master Servicer, legal or otherwise, to make any future Monthly Advances. If after making a Monthly Advance, Issuer (or the Eligible Lender Trustee or the Master Servicer on its behalf) receives the Guarantee Payment, Special Allowance Payment or Interest Subsidy Payment for which such Monthly Advance was made, then notwithstanding the order set forth in
Section 3.03(b) hereof, Master Servicer shall be reimbursed immediately from such Guarantee Payment, Special Allowance Payment or Interest Subsidy Payment, as the case may be, on deposit in the Collection Account up to the amount of the related Monthly Advance.

      SECTION 3.06. Disbursement Account.

      (a) Establishment of Disbursement Account. On the initial Borrowing Date and on each Borrowing Date thereafter, funds from the Lenders' Advances shall be deposited into the Disbursement Account by the Agent in accordance with Section 1.02(b).

      (b) Withdrawals from Disbursement Account. The Master Servicer (or, if the Agent has notified the Indenture Trustee not to follow the Master Servicer's directions, the Agent) shall direct the Indenture Trustee as to the disbursement of all funds on deposit in the Disbursement Account; provided, that any funds disbursed from the Disbursement Account shall be disbursed directly to the Person entitled to such funds (which (1) in the case of the acquisition of Pledged Student Loans, will be the seller or other transferor thereof and (2) in the case of the origination of Pledged Student Loans, will be the Eligible Lender Trustee or other entity through which the proceeds of such loans are to be disbursed) or, to the extent the Issuer has previously paid such amounts and is seeking reimbursement therefor, to the Issuer upon the Issuer furnishing the Indenture Trustee with satisfactory evidence of such payment. The withdrawal of funds from the Disbursement Account shall be subject to each of the conditions precedent set forth in Section 5.02 of this Agreement (unless expressly waived by the Agent in writing). All funds not disbursed from the Disbursement Account within ten Business Days after they are deposited into the Disbursement Account shall be remitted by the Indenture Trustee to the Collection Account.

      (c) Distribution on Final Payout Date. On the Final Payout Date, amounts remaining on deposit in the Disbursement Account shall be remitted to the Collection Account for distribution in accordance with the provisions of Section 3.03(b).

      SECTION 3.07. Payment Under Joint Sharing Agreement. The Indenture Trustee and Eligible Lender Trustee shall, upon receipt of any notice that an amount is payable from the Collateral pursuant to the indemnification provisions of the Joint Sharing Agreement, immediately furnish a copy thereof to the Issuer, the Master Servicer, the Sub-Servicers and the Agent. Thereafter, the Issuer, the Master Servicer, the Sub-Servicers, the Indenture Trustee and the Eligible Lender Trustee shall promptly determine if, and the extent to which, such amount is so payable and, following the determination of such amount, if any, the Indenture Trustee shall, on the next succeeding Settlement Date, pay such amount to the appropriate parties in accordance with clause first of Section 3.03(b).

                                   ARTICLE IV

                            FEES AND YIELD PROTECTION

      SECTION 4.01. Fees. Issuer shall pay to the Agent for the account of CNAI, the Agent and the Lenders certain fees in the amounts and on the date set forth in the letter agreement between Issuer and the Agent dated July 23, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Program Fee Letter"). Issuer shall also pay (i) to the Indenture Trustee for the account of the Indenture Trustee the Indenture Trustee's Fees on the date set forth in the letter agreement (the "Indenture Trustee Fee Letter") between Issuer and the Indenture Trustee dated July 23, 2003, (ii) to the Eligible Lender Trustee for the account of the Eligible Lender Trustee certain Fees payable to the Eligible Lender Trustee on the dates and in the amounts set forth in the letter agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Eligible Lender Trustee Fee Letter") between Issuer and the Eligible Lender Trustee dated July 23, 2003, and (iii) to the Letter of Credit Provider, for the account of the Letter of Credit Provider certain Fees payable to the Letter of Credit Provider on the dates and in the amounts set forth in the letter agreement ( as amended, restated, supplemented or otherwise modified from time to time, the "Letter of Credit Provider Fee Letter") dated July 23, 2003.

      SECTION 4.02. Yield Protection.

      (a) If any Regulatory Change (including a change to Regulation D) occurring after the date hereof:

            (A) shall subject an Affected Party to any Non-Excluded Tax or any obligation or right to make Advances or to provide funding therefor;

            (B) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of interest on the Advances), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party;

            (C) shall change the amount of capital maintained or required or requested or directed to be maintained by any Affected Party;

            (D) shall impose any other condition affecting any Advance owned or funded in whole or in part by any Affected Party, or its obligations or rights, if any, to make Advances or to provide funding therefor; or

            (E) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) assesses, deposit insurance premiums or similar charges;

and the result of any of the foregoing is or would be

            (x) to increase the cost to or to impose a cost on an Affected Party funding or making or maintaining any Advance, or any purchases, reinvestments, or loans or other extensions of credit under any Program Support Agreement or any commitment of such Affected Party with respect to any of the foregoing;

            (y) to reduce the amount of any sum received or receivable by an Affected Party under this Agreement or any other Program Support Agreement, or under any Program Support Agreement with respect thereto; or

            (z) in the sole determination of such Affected Party, to reduce the rate of return on the capital of an Affected Party as a consequence of its obligations hereunder or under any other Program Support Agreement or arising in connection herewith to a level below that which such Affected Party could otherwise have achieved;

then within thirty days after demand by such Affected Party, Issuer shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost or such reduction including, without limitation, all interest and penalties thereon or with respect thereto, and all out of pocket costs and expenses (including the reasonable fees and expenses of counsel in defending against the same).

      (b) Each Affected Party will promptly notify Issuer and the Agent of any event of which it has actual knowledge which will entitle such Affected Party to compensation pursuant to this Section 4.02; provided, however, no failure to give or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation.

      (c)   In determining any amount provided for or referred to in this
Section 4.02, an Affected Party may use any reasonable averaging and attribution methods that it (in its sole discretion) shall deem applicable and which it applies on a consistent basis. Any Affected Party when making a claim under this
Section 4.02 shall submit to Issuer a statement as to such increased cost or reduced return, which statement shall, in the absence of manifest error, be conclusive and binding upon Issuer.

      SECTION 4.03. Funding Losses. In the event that any Program Support Provider or any Lender shall incur any loss or expense (including, without limitation, any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Program Support Provider or Lender to make any purchase or maintain any purchase) as a result of
(i) any settlement with respect to any Advance being made on any day other than the applicable Settlement Date with respect thereto, or (ii) any Borrowing not being made in accordance with a request therefor under Section 1.02, then, within 30 days of written notice from the Agent to Issuer, Issuer shall pay to the Agent for the account of such Program Support Provider or the Lenders, the amount of such loss or expense (including, without duplication, any related Termination Fee). Such written notice shall, in the absence of manifest error, be conclusive and binding upon Issuer. In addition, in the event that the Issuer shall make a repayment or prepayment of the principal amount of any Advance that is funded or maintained by Promissory Notes on any day other than the applicable Settlement Date with respect to such Advance without giving the notice required by Section 2.03(a)(i), the Issuer shall pay to the Agent for the account of the Lenders on such Settlement Date, the Termination Fee with respect to such Advance.

                                   ARTICLE V

                            CONDITIONS OF BORROWINGS

      SECTION 5.01. Conditions Precedent to Initial Borrowing. The initial Borrowing is subject to the condition precedent that the Agent (unless otherwise indicated) shall have received, on or before the date of such Borrowing the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the Agent and the Lenders:

      (a) A copy of the resolutions of the Board of Managers of Issuer approving this Agreement and the other Transaction Documents to which Issuer is a party to be delivered by it hereunder and the transactions contemplated hereby, together with a copy of the Limited Liability Company Agreement of Issuer, each certified by its secretary or assistant secretary;

      (b) A good standing certificate for Issuer issued by the State of Delaware and a certificate of qualification to do business in the State of Virginia issued by the Secretary of State of each such State, as of a recent date acceptable to the Agent and the Lenders;

      (c) A certificate of the secretary or assistant secretary of Issuer certifying the names and true signatures of the officers authorized on its behalf to sign the Transaction Documents to be delivered by it (on which certificate the Agent and Lenders may conclusively rely until such time as the Agent and Lenders shall receive from Issuer a revised certificate meeting the requirements of this clause):

      (d) The Certificate of Formation of Issuer, duly certified by the Secretary of State of Delaware and by the secretary or assistant secretary of the Issuer, as of a recent date acceptable to the Agent and the Lenders, together with a copy of the operating agreement of the Issuer, duly certified by the secretary or assistant secretary of the Issuer;

      (e) A copy of the resolutions of the Board of Managers of Master Servicer, each Affiliated Servicer, each Affiliated Originator, CFS and the Administrator approving this Agreement, the other Transaction Documents to which such Person, as applicable, is a party to be delivered by it hereunder and the transactions contemplated hereby, certified by its secretary or assistant secretary;

      (f) A good standing certificate for each of Master Servicer, CFS and the Administrator issued by the State of Virginia and a good standing certificate for each of CFO and CFS-SunTech Servicing LLC issued by the State of Delaware, in each case, dated as of a recent date and acceptable to the Agent and the Lenders;

      (g) A certificate of the secretary or assistant secretary of CFO, CFO-SunTech Servicing LLC, CFS and the Administrator certifying the names and true signatures of the officers authorized on its behalf to sign the Transaction Documents to be delivered by it (on which certificate the Agent and Lenders may conclusively rely until such time as the Agent and Lenders shall receive from Issuer a revised certificate meeting the requirements of this clause):

      (h) The Certificate of Formation of Master Servicer, CFS and the Administrator duly certified by the Secretary of State of Virginia and by the secretary or assistant secretary of the Master Servicer, CFS or the Administrator, as applicable, and the Certificate of Formation of CFO and CFS-SunTech Servicing LLC duly certified by the Secretary of State of Delaware and by the secretary or assistant secretary of CFO or CFS-SunTech Servicing LLC, as applicable, in each case, dated as of a recent date acceptable to the Agent and the Lenders, together with a copy of the operating agreement of each such Person, duly certified by the secretary or assistant secretary of such Person, as applicable;

      (i) A certificate of the secretary or assistant secretary of the Eligible Lender Trustee/Indenture Trustee certifying (A) a copy of the Charter of the Eligible Lender Trustee/Indenture Trustee certified as of a recent date by the Office of the Comptroller of Currency (B) a copy of the bylaws of the Eligible Lender Trustee/Indenture Trustee, (C) a copy of the resolutions of the board of directors of the Eligible Lender Trustee/Indenture Trustee authorizing the execution, delivery and performance of each Transaction Document to which it is a party and (D) the names and true signatures of the officers authorized on its behalf to sign the Transaction Documents to be delivered by it (on which certificate the Agent and Lenders may conclusively rely until such time as the Agent and Lenders shall receive from Issuer a revised certificate meeting the requirements of this clause);

      (j) A certificate of an officer of the Eligible Lender Trustee certifying that each of the Guarantee Agreements and Eligible Lender Trust Agreements that have been provided to the Agent are true and correct copies thereof and remain in full force and effect;

      (k) A copy of the Certificate of Authority of the Eligible Lender Trustee/Indenture Trustee to Commence Business and of the Certificate of Fiduciary Powers of the Eligible Lender Trustee/Indenture Trustee duly certified by the Comptroller of Currency;

      (l)   (i)   Financing statements on Form UCC-1 (A) naming Issuer as the debtor and the Indenture Trustee, for the benefit of the Secured Parties, as the secured party, (B) naming the Eligible Lender Trustee as debtor and the Indenture Trustee, for the benefit of the Secured Parties, as the secured party (with one statement identifying the Eligible Lender Trustee as a trustee in the debtor box on Form UCC-1 and a second statement identifying the Eligible Lender Trustee as trustee in the miscellaneous box on Form UCC-1), (C) naming the Issuer as debtor in its capacity as settlor of the trust pursuant to the Eligible Lender Trust Agreement and the Indenture Trustee, for the benefit of the Secured Parties, as the secured party, (D) naming each Affiliated Originator as debtor, Issuer as secured party and the Indenture Trustee, as assignee secured party and (E) other similar instruments or documents, in proper form for filing in the offices in which filings are necessary or, in the opinion of the Agent or any Lender, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the Indenture Trustee's security interest in the Collateral, for the benefit of the Secured Parties and (ii) if applicable, continuation statements with respect to the financing statements described in clause (i);

      (m) A search report as of a recent date acceptable to the Agent and the Lenders provided in writing to the Agent by Issuer, in a form acceptable to the Agent and the Lenders, listing all effective financing statements that name Issuer or Eligible Lender Trustee or CFO as debtor and that are filed in the jurisdictions in which filings were made pursuant to clause (k) above and in such other jurisdictions that Agent or any Lender shall reasonably request, together with copies of such financing statements (none of which shall cover any Collateral or if so covered, the Agent shall have received duly executed termination statements with respect thereto);

      (n) Favorable opinions of counsel to (i) the Issuer, the Master Servicer and each Affiliated Servicer and, if requested by the Agent or any Lender, each of the other parties to each Purchase and Sale Agreement, each Sub-Servicing Agreement and each Eligible Lender Trust Agreement, in each case in form and substance reasonably satisfactory to the Agent and the Lenders, including without limitation security interest opinions, a true sale opinion with respect to transfers under the CFO Purchase and Sale Agreement, and a non-substantive consolidation opinion with respect to (A) each Affiliated Originator and each Affiliated Servicer, on the one hand, and (B) the Issuer, on the other hand, and
(ii) the Indenture Trustee and Eligible Lender Trustee in form and substance acceptable to the Agent;

      (o) Such powers of attorney as the Agent or any Lender shall reasonably request to enable the Agent to collect all amounts due under any and all Collateral;

      (p) All fees and expenses then due and owing hereunder shall have been paid in full;

      (q)   The Note, duly executed by Issuer;

      (r) Copies of each Guarantee Agreement, not previously received by the Agent, duly executed by the related Guarantor and the Eligible Lender Trustee and certified by Issuer as being a true and correct copy thereof;

      (s) Copies of each Sub-Servicing Agreement between the Master Servicer and any applicable Sub-Servicer (including all amendments thereto), not previously received by the Agent, duly executed by the parties thereto and certified by Issuer as being a true and correct copy thereof;

      (t) A copy of this Agreement and each of the other Transaction Documents and each other document, instrument, agreement and certificate identified on the Closing List attached as Exhibit 5.01(q) hereto, if not previously received by the Agent, in each case duly executed, as applicable, by Issuer, the Master Servicer each Lender, Agent, Indenture Trustee, Eligible Lender Trustee, the Letter of Credit Provider and each other party thereto;

      (u) Such other documents, opinions and certificates as Lenders or the Agent may reasonably request;

      (v) Evidence that the Accounts have been established and that on or prior to the initial Borrowing, the amount on deposit in the Reserve Account is at least equal to the Reserve Account Minimum Balance; and

      (w) A Pro-Forma Coverage Condition Certificate, executed by an authorized officer of the Issuer, showing that (after giving effect to the initial Borrowing) the Coverage Condition is met;

      (x) The Indenture Trustee shall have received the executed original of the Demand Note (delivered by the Issuer in pledge to the Indenture Trustee for the benefit of the Secured Parties) and the Residual Payments Account Control Agreement and evidence that the Residual Payments Account has been established.

      By accepting the proceeds of the initial Borrowing Issuer shall be deemed to have represented and warranted that all of the conditions precedent to the commencement of the initial Revolving Period have been met.

      SECTION 5.02. Conditions Precedent to All Borrowings. Each Borrowing (including the initial Borrowing) shall be subject to the further conditions precedent that on the date of such Borrowing the following statements shall be true and the Issuer (by accepting the proceeds of such Borrowing) shall be deemed to have certified that all such conditions precedent are satisfied on the date of each such Borrowing:

      (a) the representations and warranties contained in Section 6.01 are correct in all material respects on and as of such day as though made on and as of such day and shall be deemed to have been made (and to be correct in all material respects) on such day;

      (b) no Material Adverse Change in the condition of Issuer, any Affiliated Originator, CFS, any Affiliated Servicer or the Master Servicer has occurred and is continuing;

      (c) no event has occurred and is continuing, or would result from such Borrowing that constitutes an Event of Termination or Unmatured Event of Termination;

      (d) the Agent shall have received a pro-forma Coverage Condition Certificate, substantially in the form of Exhibit 5.02(d), executed by an authorized officer of Issuer, showing that after giving effect to each proposed Borrowing, the Coverage Condition is met;

      (e)   the Facility Termination Date shall not have occurred;

      (f) the applicable Sub-Servicers, in each case as bailee for the Indenture Trustee for the benefit of the Secured Parties, shall have received the original Student Loan Notes that will be acquired or otherwise financed with the proceeds of such Borrowing (provided, however, that the applicable Sub-Servicers may receive the original Student Loan Notes not later than five days after the date of such Borrowing so long as prior to such receipt the original Student Loan Notes are in the custody of the Master Servicer or the Administrator as bailee pursuant to this Agreement);

      (g) all conditions precedent to Issuer's acquisition of the Student Loans to be acquired or otherwise funded with the proceeds of such Borrowing (other than the payment of the purchase price therefor) shall have been satisfied and no Purchase Termination Event shall have occurred with respect to the seller of such Student Loans;

      (h) the Agent shall have received acknowledgment of releases or termination statements on Form UCC-3 and any other documents necessary to evidence or release any security interest (other than that of the Indenture Trustee) in the Student Loans to be acquired or otherwise funded with the proceeds of such Borrowing, to the extent required for any such prior security interest to be terminated;

      (i) the Issuer has paid all fees and expenses due hereunder at such time; and

      (j) with respect to any Private Loan, prior to any Borrowing with respect thereto and prior to its inclusion in the calculation of the Coverage Condition, (A) each such Private Loan shall be (1) covered by and serviced in accordance with the applicable Sub-Servicing Agreement in form and substance satisfactory to the Agent as approved by the Conduit Lenders and the Majority Committed Lenders and (2) the Agent shall have received such other opinions, approvals, documents and certificates with respect to such Private Loan as the Agent and the Lenders shall reasonably request and (B) if such Private Loan has the benefit of a Private Loan Guaranty Agreement and the Private Loan Guarantor thereof is TERI, the Agent has conducted such due diligence (including visiting the offices of TERI) as the Agent shall deem necessary with respect to such Private Loan in its sole discretion;

      (k) the amount on deposit in the Reserve Account after giving effect to such Borrowing shall be at least equal to the Reserve Account Minimum Balance;

      (l) the Issuer shall have delivered to the Agent, if so requested by Agent, a copy of each Purchase and Sale Agreement entered into after the Closing Date, in each case duly executed by Issuer, and each other party thereto;

      (m) No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court or governmental agency, seeking to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the Transaction;

      (n) No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof; and

      (o) the Issuer shall hold all FFELP Loans through the Eligible Lender Trustee and the Eligible Lender Trustee shall be an "eligible lender" under
Section 435(d)(1)(D) of the Higher Education Act.

Notwithstanding the foregoing, the conditions precedent described in clauses
(a), (b), (d), (e), (f), (g), (h), (i), (j), (l), (m), (n) and (o) above shall not apply to Borrowings made pursuant to Section 1.01(c) of this Agreement.

      SECTION 5.03. Delivery of Schedule of Pledged Student Loans. In connection with any Borrowing (other than a Borrowing pursuant to Section 1.01(c) of this Agreement), Issuer (or the Master Servicer on its behalf) shall have delivered to the Indenture Trustee an updated Schedule of Pledged Student Loans reflecting
(i) any Student Loans not originated by the Issuer or its Affiliates, as soon as possible but no later than 5 Business Days after the acquisition thereof and
(ii) with respect to any Student Loans originated by Issuer or its Affiliates, within 5 Business Days after such origination; provided, however, that with respect to the initial Borrowing Issuer shall have delivered the Schedule of Pledged Student Loans to the Indenture Trustee on or before the date of such initial Borrowing.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

      SECTION 6.01. Representations and Warranties of Issuer. Issuer represents and warrants as follows:

      (a) Organization, Corporate Powers. Issuer is a limited liability company duly organized, validly existing solely under the laws of the State of Delaware, is in good standing under the laws of the State of Delaware, has all necessary corporate power to carry on its present business, is duly licensed or qualified in all jurisdictions where the nature of its activities require such licensing or qualifying, and has full power, right and authority to enter into this Agreement, the other Transaction Documents to which it is, or will be, a party and the transactions contemplated hereby and thereby, to issue the Note and to perform each and all of the matters and things herein and therein provided for.

      (b) Issuer Authority, etc. The execution, delivery and performance by Issuer of this Agreement, the Note and the other Transaction Documents to which it is, or will be, a party and the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and this Agreement, the Note and such Transaction Documents constitute the legal, valid and binding obligations of Issuer enforceable against Issuer in accordance with their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or law.

      (c) Compliance with Laws and Contracts. (i) The execution, delivery and performance by Issuer of this Agreement, the Note and the other Transaction Documents to which Issuer is a party do not and will not (w) conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a violation of the certificate of formation or operating agreement of Issuer, (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award to which Issuer or its property is subject; (y) result in a breach of or constitute a default under the provisions of any indenture, loan or credit agreement or any other material agreement, lease or instrument to which Issuer may be or is subject or by which it, or its property, is bound; or (z) result in, or require, the creation or imposition of any Lien on or with respect of any of the properties of Issuer other than the Lien in favor of the Indenture Trustee provided herein; and (ii) the Issuer is not in violation of, or in default under, any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

      (d) Governmental Approvals. Issuer has obtained all authorizations, consents, approvals, licenses, exemptions of or filings or registrations with all governmental commissions, regulatory bodies, boards, bureaus, agencies and instrumentalities, domestic or foreign, necessary to the conduct of its business or necessary to the valid execution, delivery and performance by Issuer of this Agreement, the Note and the other Transaction Documents to which Issuer is, or will be, a party (the "Approvals"), and such Approvals remain in full force and effect.

      (e) Litigation. There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of Issuer, overtly threatened in writing against or affecting the Issuer (x) asserting the invalidity of this Agreement or any other Transaction Document, (y) seeking to prevent the consummation of any of the transactions contemplated by this Agreement and the other Transaction Documents, or (z) wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect on the Issuer or which affects, or purports to affect, the validity or enforceability against Issuer of any Transaction Document.

      (f) Employee Benefit Plans. All "employee benefit plans" (as such term is defined in ERISA) of Issuer and each of its ERISA Affiliates (individually, a "Plan" and collectively the "Plans") have been maintained and operated in substantial compliance with all applicable provisions of the Code and ERISA and the regulations and published interpretations thereunder. No Plan is insolvent or in reorganization. No proceedings have been instituted to terminate any Plan, and no conditions exist which would permit the institution of proceedings to terminate any such Plan. Issuer has no liability of any kind whatsoever, whether direct, indirect, contingent or otherwise, on account of (i) any violation of the health care continuation requirements of Part 6 of Title I of ERISA or
Section 4980B of the Code, (ii) under Section 502(i) or Section 502 (l) of ERISA or Section 4975 of the Code, (iii) under Section 302 of ERISA or Section 412 of the Code or (iv) under Title IV of ERISA.

      (g) Perfected Interest. Each Pledged Student Loan, including the related Student Loan Note, is owned by Issuer or by the Eligible Lender Trustee, on behalf of Issuer, free and clear of any adverse claim, judgment or Lien other than the Lien created pursuant to this Agreement. All other Collateral is owned by Issuer free and clear of any adverse claim, judgment or Lien other than the Lien created pursuant to this Agreement. Except for the filing of the financing statements described in Section 5.01, no further action, including any filing or recording of any document, is necessary in order to establish, protect and perfect the first priority security interest of the Indenture Trustee, for the benefit of the Secured Parties, in the Collateral as against any third party in any applicable jurisdiction, including, without limitation, any purchaser from, or creditor of, Issuer. No financing statement or other instrument similar in effect covering any of the Collateral or any interest therein is on file in any recording office except such as may be filed (i) in connection with any Lien arising solely as the result of any action taken by the Lenders (or any assignee thereof) or by the Agent, (ii) in favor of the Indenture Trustee or (iii) for which UCC termination statements have been filed. No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (x) the pledge by the Issuer or the Eligible Lender Trustee of the Collateral pursuant to this Agreement, (y) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (z) for the exercise by the Agent of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

      (h) Accuracy of Information. All information (including each Monthly Report) supplied by, or on behalf of, Issuer in writing to the Indenture Trustee, the Lenders or the Agent in connection with this Agreement or the transactions contemplated hereby is true and accurate in all material respects as of the date thereof stated or certified. No information, exhibit or report furnished by Issuer to the Indenture Trustee, the Lenders or the Agent in connection with this Agreement contained any material misstatement. The financial information regarding the Issuer as heretofore delivered to any of the Indenture Trustee, the Lenders or the Agent correctly and fairly presents the financial condition of the Issuer as of the date hereof.

      (i) Terminations. No Event of Termination or Unmatured Event of Termination exists.

      (j) Margin Regulations. The use of all funds obtained by Issuer under this Agreement will not conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

      (k) Issuer Information. The chief place of business and chief executive office of Issuer are located at the address of Issuer referred to in Section 13.02, and the offices where Issuer keeps all its books, records and documents relating to the Pledged Student Loans are located at the addresses specified in
Schedule 6.01(k) (or at such other locations, notified to the Agent in accordance with Section 7.01(f), in jurisdictions where all action necessary to maintain the Indenture Trustee's first priority perfected security interest, for the benefit of the Secured Parties, in the Collateral has been taken and completed). The exact legal name of the Issuer is set forth on the signature page hereof. The Issuer's organizational identification number is 3678388. The Issuer has not changed its name, changed its organizational structure, changed its jurisdiction of organization, changed its chief place of business/chief executive office or used any name other than its exact legal name at any time during the past five years. The Location of the Issuer is Delaware and the Location of the Eligible Lender Trustee is Ohio.

      (l) No Disclosure Required. Under applicable laws and regulations in effect on the date hereof, Issuer is not required to file a copy of this Agreement with the Securities and Exchange Commission or any other governmental authority.

      (m)   Capital of Issuer. Issuer is Solvent.

      (n) Issuer Not an Investment Company. Issuer is not required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      (o) Eligible Student Loans. All Pledged Student Loans are Eligible Student Loans. Each Student Loan included as an Eligible Student Loan in the calculation of the Coverage Condition, is an Eligible Student Loan.

      (p) Material Adverse Effect. No Material Adverse Change in the condition of the Issuer, any Affiliated Servicer or the Master Servicer (or, to Issuer's knowledge, any Third Party Servicer) has occurred and is continuing.

      (q) Prior Business Activity. The Issuer has no other business activity except as contemplated in this Agreement and upon the date hereof is not party to any other debt, financing or other material transaction or agreement other than the Transaction Documents.

      (r)   Subsidiaries. The Issuer has no subsidiaries.

      (s) Acquisition of Student Loans. With respect to each Pledged Student Loan, the Issuer has acquired such Pledged Student Loan pursuant to the CFO Purchase and Sale Agreement in exchange for payment to the Affiliated Originator in an amount which constitutes fair consideration and reasonably equivalent value (and such acquisition is not void or subject to avoidance under any section of the Bankruptcy Code) and, to the extent that the Affiliated Originator has acquired such Pledged Student Loan from a Third Party Originator, the Affiliated Originator has acquired such Pledged Student Loan pursuant to a Purchase and Sale Agreement in exchange for payment to the Third Party Originator in an amount which constitutes fair consideration and reasonably equivalent value (and such acquisition is not void or subject to avoidance under any section of the Bankruptcy Code).

      (t) Demand Note; Residual Payments Account; Residual Payments Account Control Agreement. Each of the Demand Note and the Residual Payments Account Control Agreement has been duly authorized, executed and delivered by CFS, and constitutes the legal, valid and binding obligation of CFS, and CFS is not in default under any of the terms thereunder. The Residual Payments Account shall have been validly established and the Indenture Trustee, as assignee of the Issuer, as secured party under the Demand Note, has a perfected security interest in the Demand Note and the Residual Payments Account, subject only to the Intercreditor Agreement.

      (u) Tax Status. Issuer has filed all tax returns (federal, state and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges.

      (v) Eligible Lender. Each Eligible Lender Trustee is an "eligible lender" under Section 435(d)(1)(D) of the Higher Education Act.

      (w) Electronic Signatures. To the extent any Student Loan Note representing a FFELP Loan that is a Pledged Student Loan is evidenced by an electronic promissory note or an electronic record, or to the extent the signature of the obligor on any Student Loan Note representing a FFELP Loan that is a Pledged Student Loan is an electronic signature the Issuer has complied (and has caused the Affiliated Originator and Master Servicer to comply) with all regulations, standards and other requirements provided by the applicable Guarantor or the Department relating to the validity and enforceability of such Student Loan Note, including without limitation the U.S. Department of Education Standards for Electronic Signatures in Electronic Student Loan Transactions, as revised or supplemented from time to time.

      SECTION 6.02. Reassignment upon Breach. Issuer, the Agent or the Indenture Trustee, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach in any material respects of the representations and warranties made or deemed made by Issuer pursuant to
Section 6.01(g) or (o) or any breach in any material respects of the covenants of Issuer made pursuant to Section 7.03. Unless any such breach shall have been cured within 30 days following the discovery thereof by Issuer or receipt by Issuer of written notice from the Indenture Trustee or the Agent of such breach, the Pledged Student Loan as to which such representation and warranty or covenant relates shall be reassigned to Issuer (a "Reassignment") as of the first day succeeding the end of such 30-day period that is the last day of a calendar month. In consideration of and simultaneously with the Reassignment of such Pledged Student Loan, Issuer shall deposit to the Collection Account immediately available funds equal to the outstanding Principal Balance of such Pledged Student Loan, plus accrued and unpaid interest thereon (to the extent not previously capitalized), plus any Unamortized Premium thereon plus any unreimbursed Monthly Advance with respect thereto (the "Reassignment Amount"). Notwithstanding the foregoing, so long as no Event of Termination shall have occurred and be continuing, during the Revolving Period, Issuer may, at its option in lieu of depositing such Reassignment Amount to the Collection Account on such date, may pledge to the Indenture Trustee on such date for inclusion in the Collateral a new Eligible Student Loan in substitution for such Pledged Student Loan with respect to which a Borrowing could be made (assuming Issuer requested a Borrowing in connection with such new Eligible Student Loan pursuant to Section 1.02) in an amount at least equal to the Reassignment Amount, by delivering an updated Schedule of Pledged Student Loans to the Indenture Trustee reflecting such substitution and delivering to the applicable Sub-Servicer, as bailee for the Indenture Trustee, if not already in its possession the original Student Loan Note for the new Student Loan to be included in the Collateral; provided, however, that the aggregate outstanding Principal Balance of all such substitute Student Loans shall not at any time exceed 10% of the Total Outstanding Advances. The Indenture Trustee shall execute such documents reasonably requested by Issuer in order to effect such reassignment and to release the Indenture Trustee's Lien thereunder.

      SECTION 6.03. Representations and Warranties of Indenture Trustee. The Indenture Trustee hereby represents and warrants as follows:

      (a) Due Organization. It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

      (b) Authorization. It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

      (c) No Conflict. Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or applicable state law, governmental rule or regulation governing the banking or trust powers of the Indenture Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

      (d) Eligible Lender. It is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of being pledgee of the Pledged Student Loans as contemplated by this Agreement.

      (e) Binding Obligation. This Agreement constitutes, and each other Transaction Document to be executed by the Indenture Trustee when duly executed and delivered, will constitute, a legal, valid and binding obligation of the Indenture Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      SECTION 6.04. Representations and Warranties of Eligible Lender Trustee. The Eligible Lender Trustee hereby represents and warrants as follows:

      (a) Due Organization. It is a national banking association duly organized and validly existing in good standing under the laws of the United States. It has all requisite corporate power and authority to execute and deliver this Agreement.

      (b) Eligible Lender. It is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act.

                                  ARTICLE VII

                 GENERAL COVENANTS OF ISSUER AND MASTER SERVICER

      SECTION 7.01. Affirmative Covenants of Issuer. From the date hereof until the Final Payout Date, Issuer will, unless the Agent and the Lenders shall otherwise consent in writing:

      (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders, including those with respect to the Pledged Student Loans except to the extent that failure to comply with such laws, rules, regulations and orders would not have a Material Adverse Effect on the Issuer.

      (b) Preservation of Existence. Preserve and maintain its existence as a limited liability company, and its rights, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in good standing as a foreign limited liability company in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could be reasonably expected to have a Material Adverse Effect on the Issuer.

      (c) Audits. (i) At any time and from time to time during regular business hours, permit the Agent, the Lenders, the Indenture Trustee or any of their agents or representatives, upon prior written notice of at least ten Business Days if no Event of Termination has occurred and is continuing, (y) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Issuer relating to the Collateral, and (z) to visit the offices and properties of Issuer for the purpose of examining such materials described in clause (i)(y) above, and to discuss matters relating to Pledged Student Loans or Issuer's performance under the Transaction Documents with any of the officers or employees of Issuer having knowledge of such matters; (ii) without limiting the provisions of clause (i) above, from time to time on the reasonable request of the Agent or, in the event of an investigation, audit (not in the ordinary course) or other proceeding instigated by the Department, permit certified public accountants or other auditors acceptable to the Agent to conduct, at Issuer's expense, a review of Issuer's books and records with respect to the Pledged Student Loans; and (iii) without limiting the foregoing, once per calendar year or, upon the occurrence and during the continuance of an Event of Termination, at any time at the request of the Agent, cooperate fully with the Agent or any auditor or representative appointed by the Agent in an agreed upon procedures audit (including inspection of the legend required to be placed on certain Student Loan Notes pursuant to Section 7.01(q) and covering each of the items and procedures listed on Appendix F hereto and such other items and procedures as reasonably requested by the Agent) at Issuer's expense with respect to all Pledged Student Loans.

      (d) Keeping of Records and Books of Account. Maintain and implement \ administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Student Loans in the event of the destruction of the originals thereof), and keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of all the Pledged Student Loans (including, without limitation, records adequate to permit the daily identification of each new Pledged Student Loan included in the Collateral from time to time and all Collections of, payments on and adjustments to each existing Pledged Student Loan).

      (e) Performance and Compliance with Student Loans. At its expense, timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Higher Education Act, Student Loan Notes, the Guarantee Agreements, the Sub-Servicing Agreements and other agreements to which Issuer is a party related to the Collateral.

      (f) Location of Records. Keep its chief place of business and chief executive office, and the offices where it keeps its records concerning the Pledged Student Loans and all agreements related to such Collateral (and all original documents relating thereto, unless such documents have been delivered to the applicable Sub-Servicer or a bailee thereof), at the address(es) of Issuer referred to in Schedule 6.01(k) or, upon 30 days' prior written notice to the Agent, , at such other locations in jurisdictions where all action required to maintain the Indenture Trustee's first priority perfected interest, for the benefit of the Secured Parties, in the Pledged Student Loans shall have been taken and completed. Keep its Location at the Location identified in Section 6.01(a) or, upon 30 days' prior written notice to the Agent, at such other "Location" where all action required to maintain the Indenture Trustee's first priority perfected interest, for the benefit of the Secured Parties, in the Collateral shall have been taken and completed.

      (g) Administration of the Program. Administer, operate and maintain its student loan program in such manner as to ensure that such program and (i) in the case of FFELP Loans that are Pledged Student Loans, will benefit, in all material respects, from the FFELP Program, the Guarantee Agreements related thereto and the federal program of reimbursement for FFELP Loans pursuant to the Higher Education Act, or from any other federal statute providing for such federal program, (ii) in the case of Private Loans, will benefit in all material respects from Guarantee Agreements related thereto, and (iii) promptly notify the Agent of any default under any Guarantee Agreement.

      (h) Guarantee Agreements and Sub-Servicing Agreements; Enforcement. (i) Maintain in effect all Guarantee Agreements and Sub-Servicing Agreements, diligently and promptly enforce its rights thereunder and take, or cause the Master Servicer (directly or through the applicable Sub-Servicer) to take, all commercially reasonable steps, actions and proceedings necessary or appropriate for the enforcement of all material terms, covenants and conditions of each Student Loan that is a Pledged Student Loan, including the prompt payment of all principal and interest payments and all other amounts due with respect to such Student Loans, including (in the case of FFELP Loans) all Interest Subsidy Payments and Special Allowance Payments and in the case of FFELP Loans and Private Loans (which Private Loans have the benefit of a Private Loan Guarantee Agreement), Guarantee Payments, except (in the case of FFELP Loans) for such deferments and forbearance permitted under the Higher Education Act and (ii) enter into Sub-Servicing Agreements with Sub-Servicers so that all FFELP Loans and Private Loans that are Pledged Student Loans are covered thereby.

      (i) Insurance. Maintain in effect directors' and officers' insurance in such liability and amounts and with such deductibles as are customary in the industry and provide prompt notice to the Agent of any material changes in such insurance.

      (j)   Separate Business. At all times:

            (i) (y) maintain and prepare financial reports, financial statements, books and records and bank accounts separate from those of its Affiliates and any other Person or entity and (z) not permit any Affiliate or any other Person independent access to its bank accounts;

            (ii) not commingle its funds and other assets with those of any Affiliate or any other Person or entity (other than any such commingling which might result from the performance of the Master Servicer's duties in accordance with this Agreement or any Sub-Servicer's duties in accordance with the applicable Sub-Servicing Agreement);

            (iii) conduct its own business in its own name and hold all of its assets in its own name and in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person;

            (iv) remain Solvent and pay its debts and liabilities (including employment and overhead expenses) from its assets as the same become due:

            (v) do all things necessary to observe limited liability company formalities (including the separateness provisions contained in its organizational documents), and preserve its existence as a single-purpose, bankruptcy-remote entity;

            (vi) enter into transactions with Affiliates only if each such transaction is commercially reasonable and on substantially similar terms as a transaction that would be entered into on an arm's-length basis with a Person other than an Affiliate of Issuer (provided, however, that this clause shall not be interpreted to prohibit the Demand Note);

            (vii) pay the salaries of its own employees, if any, from its own funds and maintain a sufficient number of employees in light of its contemplated business operations;

            (viii) compensate each of its consultants and agents from its own funds for services provided to it and pay from its own assets all obligations of any kind incurred;

            (ix) not (y) acquire or hold obligations or securities of any Affiliate or any of the stockholders of Issuer (other than the Demand
      Note) or (z) buy or hold any evidence of indebtedness issued by any other Person or entity, other than cash, Eligible Investments and Pledged Student Loans;

            (x) allocate fairly and reasonably and pay from its own funds the cost of (i) any overhead expenses (including paying for any office space) shared with any Affiliate of Issuer and (ii) any services (such as asset management, legal and accounting) that are provided jointly to Issuer and one or more of its Affiliates;

            (xi) maintain and utilize separate stationery, invoices and checks bearing its own name, separate office space (which may be a separately identified area in office space shared with one or more Affiliates of Issuer), a separate mailing address, and a separate telephone number;

            (xii) not make any loans or advances to, or pledge its assets for the benefit of, any other Person or entity, including, without limitation, any Affiliate (except as contemplated by its operating agreement and this Agreement);

            (xiii) be, and at all times hold itself out to the public as, a legal entity separate and distinct from any other Person;

            (xiv) to the extent known by the Issuer, correct any misunderstanding regarding the separate identity of the Issuer;

            (xv) not identify itself or any of its Affiliates as a division or part of any other entity;

            (xvi) maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

            (xvii) not amend, modify or otherwise change its organizational documents, or suffer the same to be amended, modified or otherwise changed in any manner without the prior written consent of the Agent, the Conduit Lenders and the Majority Committed Lenders;

            (xviii) maintain at all times at least one independent director provided by Lord Securities who is not, and has not been for five years preceding the date hereof, a director, officer, employee or shareholder (or a family member of one of the foregoing) of any Affiliate of the Issuer (other than the Issuer or any other securitization vehicle that is an Affiliate of the Issuer);

            (xix) conduct in its business and activities in all respects in compliance with the assumptions contained in the legal opinion of Stroock Stroock & Lavan LLP dated on or about the Closing Date relating to true sale and substantive consolidation issues;

            (xx) not change any of its (i) corporate name, (ii) the name under which it does business, (iii) its type of organization or (iv) the jurisdiction in which it is organized, unless, in each case, (1) each of the Indenture Trustee, the Agent and each Lender shall have received not less than thirty (30) days' prior written notice thereof and (2) the Issuer has taken all action required to maintain the Indenture Trustee's first priority perfected security interest for the benefit of the Secured Parties in the Collateral;

      (k) Delivery of Student Loan Notes. Issuer shall deliver or cause to be delivered to the applicable Sub-Servicers, in each case as bailee for the Indenture Trustee for the benefit of the Secured Parties, each of the original Student Loan Notes for all Pledged Student Loans.

      (l)   [Reserved].

      (m) Status as Eligible Lender. Issuer shall maintain, directly or through the Eligible Lender Trustee, its status as an "eligible lender" under
Section 435(d)(1)(D) of the Higher Education Act and shall promptly notify the Agent of any change in such status.

      (n) Purchase and Sale Agreements; Enforcement. Issuer shall monitor each Originator and shall provide the Agent prompt notice of the occurrence of any event listed in clauses (a) through (e) of the definition of "Purchase Termination Event". Issuer shall enforce its rights with respect to all material obligations of the Originators under each Purchase and Sale Agreement and all other transaction documents to which any Originator is a party.

      (o) Deposit of Collections. Issuer shall deposit and shall cause the Affiliated Originators, the Affiliated Servicers and the Master Servicer to deposit, and shall exercise all rights available to it under its agreements with Third Party Originators to cause such Third Party Originators to deposit or to forward to the Issuer or Master Servicer for deposit, all Collections into the Collection Account as soon as practicable following receipt thereof, but no later than two Business Days after receipt thereof. Issuer shall not (and shall not allow any Affiliated Originator, any Affiliated Servicer or the Master Servicer to) deposit any amounts other than Collections (and other amounts required by the terms of this Agreement to be deposited into the Collection Account) into the Collection Account.

      (p) Additional Financing Statements. Issuer shall file or cause to be filed, and authorizes the Agent and the Indenture Trustee to file, UCC financing statements against all Originators deemed necessary or desirable by the Agent or the Indenture Trustee to perfect the security interest in the Issuer in Student Loans acquired from such Originators. In addition, at the request of the Agent or the Indenture Trustee the Issuer shall file or cause to be filed, and authorizes the Agent and the Indenture Trustee to file, UCC financing statement assignments assigning to the Indenture Trustee any financing statement showing the Issuer as secured party with respect to the Collateral.

      (q) Marking of Student Loan Notes. The Issuer shall cause each Student Loan Note that is not a master promissory note and that is not in the possession of a Third Party Servicer to be marked with the following legend: "This note and related documentation is subject to a Uniform Commercial Code Security Agreement between U.S. Bank National Association, as Trustee (the "Trustee"), and Collegiate Funding Services, L.L.C. or a direct or indirect subsidiary or affiliate thereof and Financing Statements evidencing the Trustee's security interest therein have been filed of record in the manner provided for by the Uniform Commercial Code and, where applicable, 20 U.S.C. Section 1082(m)(1)(E) and Section 1087-2(d)(3). The granting of another security interest in, or the sale of, this note and related documentation would, without consent of the Trustee, violate the Trustee's rights under the Security Agreement." This Agreement constitutes a "Uniform Commercial Code Security Agreement".

      (r) Demand Note; Residual Payments Account; Residual Payments Account Control Agreement. Issuer shall maintain in effect each of the Demand Note and the Residual Payments Account Control Agreement , diligently and promptly enforce its rights thereunder and cause CFS to maintain the existence of the Residual Payments Account.

      (s) Electronic Signatures. To the extent any Student Loan Note representing a FFELP Loan that is a Pledged Student Loan is evidenced by an electronic promissory note or an electronic record, or to the extent the signature of the obligor on any Student Loan Note representing a FFELP Loan that is a Pledged Student Loan is an electronic signature, the Issuer shall (and shall cause each Affiliated Originator and Master Servicer to) comply with all regulations, standards and other requirements provided by the applicable Guarantor or the Department relating to the validity and enforceability of such Student Loan Note, including without limitation the U.S. Department of Education Standards for Electronic Signatures in Electronic Student Loan Transactions, as revised or supplemented from time to time.

      SECTION 7.02. Reporting Requirements of Issuer. From the date hereof until the Final Payout Date, Issuer (or the Administrator on its behalf) will, unless the Agent, the Conduit Lenders and the Majority Committed Lenders shall otherwise consent in writing, furnish to the Agent:

      (a) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of Issuer, copies of the financial statements of the Issuer, that are in conformity with generally accepted accounting principles, along with a certificate by an authorized officer of Issuer certifying that such copies are the true and complete copies of the financial statements and that such financial statements fairly present in all material respects the financial condition of the Issuer as of the date delivered;

      (b) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each fiscal year of Issuer, copies of the financial statements of Issuer (or consolidating financial statements of CFS that separately identify the financial information of the Issuer) prepared and duly certified by any nationally recognized public accounting firm approved by the Agent, in conformity with generally accepted accounting principles, along with a certificate by an authorized officer of Issuer certifying that such copies are the true and complete copies of the financial statements and that such financial statements fairly present in all material respects the financial condition of the Issuer as of the date delivered;

      (c) Monthly Report. On or before the 20th day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), a Monthly Report (which may be the same Monthly Report referred to in Section 12.06 hereof) with respect to the preceding calendar month in electronic form together with a signed copy of such Monthly Report delivered by facsimile, messenger or overnight courier;

      (d) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any "reportable event" described in Section 4043 of ERISA which Issuer or an ERISA Affiliate thereof files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which Issuer receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation;

      (e) Events of Termination. Immediately upon becoming aware of the existence of any Event of Termination or Unmatured Event of Termination, a written statement of an authorized officer of Issuer setting forth details of such event and the action that Issuer proposes to take with respect thereto; and immediately upon becoming aware of any Servicer Event of Default, written notice thereof;

      (f) Litigation. As soon as possible and in any event within five Business Days of Issuer's actual knowledge thereof, written notice of (i) any litigation, investigation or proceeding which may exist at any time that could have a Material Adverse Effect and (ii) any material adverse development in previously disclosed litigation, including in each case, if known to Issuer, any of the same against the Master Servicer or any Sub-Servicer;

      (g) Act Amendments. Promptly after the occurrence thereof, written notice of changes in the Higher Education Act or any other law, rule or regulation of the United States that could have a Material Adverse Effect on the Issuer, the Master Servicer, any Affiliated Servicer or any other Affiliate of the Master Servicer or have a Material Adverse Effect on the Collateral, the Collateral Value or the rating on the Note as reasonably determined by the Agent using the ratings methodology the Agent employs for rating the Note;

      (h) Financial Statements of Private Loan Guarantors. With respect to each Private Loan Guarantor, promptly after receipt thereof, copies of any annual audited financial statements of such Guarantor certified by an independent certified public accounting firm;

      (i) Financial Statements and Annual Compliance Audit of the Master Servicer (or any Sub-Servicer). With respect to the Master Servicer (and each Sub-Servicer), (A) promptly after receipt thereof, copies of any annual audited financial statements of the Master Servicer (or

Sub-Servicer, as applicable), certified by an independent certified public accounting firm that have been received by Issuer; (B) on an annual basis within ten (10) days after receipt thereof copies of SAS 70 reports for each Sub-Servicer, or if not available the annual compliance audit for each Sub-Servicer required by Section 428(b)(l)(4) of the Higher Education Act, as amended; and (C) on an annual basis, each Sub-Servicer's Due Diligence Error Rate with respect to the Pledged Student Loans;

      (j) Schedule of Pledged Student Loans. (i) No later than the 20th Business Day of each calendar month, a schedule of all Pledged Student Loans financed during the preceding calendar month; (ii) no later than the 20th day of each fiscal quarter, a schedule of all Pledged Student Loans as of the end of the immediately preceding fiscal quarter and, (iii) no later than 5 Business Days after the request of the Agent in connection with the performance of any Portfolio Valuation performed by any Person, a schedule of all Pledged Student Loans in electronic form acceptable to such Person including all information necessary for the performance of such Portfolio Valuation;

      (k) Coverage Condition Certificate. Concurrently with the delivery of the Monthly Report referred to in clause (c) above, and no later than three Business Days after the occurrence of a Material Adverse Change in the condition of any Private Loan Guarantor or Third Party Servicer, a Coverage Condition Certificate, substantially in the form of Exhibit 5.02(d), executed by an authorized officer of Issuer;

      (l) Credit and Collection Policy. Promptly after the occurrence thereof, written notice of material changes in the Credit and Collection Policy;

      (m)   [Reserved];

      (n)   [Reserved];

      (o)   [Reserved];

      (p) Purchase and Sale Agreements. Promptly at the request of the Agent, a copy of each Purchase and Sale Agreement executed by the Issuer;

      (q) Notice of Material Events. Issuer shall be obligated promptly (but in any event within five Business Days) to inform the Agent in writing of the occurrence of any of the following:

            (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation, or rule making or disciplinary proceeding by or against the Issuer, any Affiliated Servicer or the Master Servicer that (A) could be required to be disclosed to the Securities and Exchange Commission or (B) could result in a Material Adverse Change with respect to the Issuer, any Affiliated Servicer or the Master Servicer, or the promulgation of any proceeding or any proposed or final rule which would result in a Material Adverse Change with respect to the Issuer, any Affiliated Servicer or the Master Servicer.

            (ii) any change in the Location of the Issuer's principal offices or any change in the Location of the Issuer's books and records;

            (iii) the occurrence of any Event of Termination, any default under any Guarantee Agreement or Sub-Servicing Agreement (whether or not such default constitutes an Event of Termination) or any other event circumstance or condition that has resulted or has a material probability of resulting in a Material Adverse Change in respect of the Issuer;

            (iv) the commencement of any proceedings by or against the Issuer, any Affiliated Servicer or the Master Servicer under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Issuer, any Affiliated Servicer or the Master Servicer or any of its assets;

            (v) the receipt of notice that (A) the Issuer, any Affiliated Servicer or the Master Servicer is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Issuer's, any Affiliated Servicer's or the Master Servicer's business is to be, or may be suspended or revoked, or (C) the Issuer, any Affiliated Servicer or the Master Servicer is to cease and desist any practice, procedure or policy employed by the Issuer, any Affiliated Servicer or the Master Servicer in the conduct of its business, and such cessation may result in a Material Adverse Change with respect to the Issuer, any Affiliated Servicer or the Master Servicer; and

            (vi)  any failure to pay when due any indebtedness of the Issuer.

      (r) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of Issuer as the Agent, the Lenders or Indenture Trustee, may from time to time reasonably request in order to protect the interests of the Agent, the Lenders and Indenture Trustee, under or as contemplated by this Agreement.

      SECTION 7.03. Servicing Covenants. From the date hereof until the Final Payout Date, Issuer (or the Master Servicer on its behalf) will, unless the Agent, the Conduit Lenders and the Majority Committed Lenders shall otherwise consent in writing comply with the following covenants.

      (a) Servicing. Issuer (or the Master Servicer on its behalf) shall cause each applicable Sub-Servicer to) service, administer and make collections with respect to the Pledged Student Loans in accordance in all material respects with all applicable federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any Guarantee Agreement, the failure to comply with which would adversely affect the eligibility of one or more of the Pledged Student Loans for Interest Subsidy Payments, Special Allowance Payments or Guarantee Payments, as applicable, or could otherwise be reasonably expected to have a material adverse effect on the Lenders. Issuer (or the Master Servicer on its behalf) shall not and shall not permit any Sub-Servicer to (i) rescind or cancel any Pledged Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Agent or (ii) reschedule, revise, defer or otherwise compromise with respect to payments due on any Pledged Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of the Pledged Student Loans. Issuer (or the Master Servicer on its behalf) shall not otherwise agree, or permit any Sub-Servicer to otherwise agree, to any decrease of the interest rate on, or the principal amount payable with respect to, any Pledged Student Loan except as otherwise permitted in accordance with any Reduced Rate Program or any applicable standards, guidelines and requirements of the Higher Education Act or any Guarantee Agreement. Issuer (or the Master Servicer on its behalf) shall cause each Sub-Servicer to take any action required to be taken to maintain each such Guarantee Agreement and to maintain any and all collection procedures with respect to the Pledged Student Loans, including (i) filing, pursuing and recovering claims against the Guarantors for Guarantee Payments with respect to such Pledged Student Loans, (ii) taking any steps to enforce such Pledged Student Loan such as commencing a legal proceeding to enforce a Pledged Student Loan in the name of Issuer for the benefit of the Indenture Trustee and the Secured Parties and (iii) taking any other collection efforts that may be necessary or reasonable under the Higher Education Act or any Guarantee Agreement to collect any Pledged Student Loan. Notwithstanding any of the foregoing, the Issuer (or the Master Servicer or any Sub-Servicer) shall be permitted to reschedule, revise, defer or otherwise compromise payments or take other reasonable actions with respect to Private Loans that are Defaulted Student Loans in connection with maximizing the recovery on such Private Loans.

      (b) Collection of Pledged Student Loan Payments. Issuer (or the Master Servicer on its behalf) shall, and shall cause the applicable Sub-Servicer, to make reasonable efforts (including all efforts that may be specified under the Higher Education Act with respect to FFELP Loans or under any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Pledged Student Loans as and when the same shall become due.

      (c) Collection of Guarantee Payments. Issuer (or the Master Servicer on its behalf) shall, or shall cause each applicable Sub-Servicer, to make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Pledged Student Loans that have the benefit of a Guarantee Agreement as and when the same shall become due and payable, and shall comply, and shall cause the Sub-Servicers to comply, in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments. In connection therewith, Issuer (or the applicable Sub-Servicer on its behalf) is hereby authorized and empowered to convey to any Guarantor the Student Loan Note and the related Pledged Student Loan file representing any Pledged Student Loan that is covered by such Guarantee Agreement in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement whereupon the Lien of the Indenture Trustee relating to such Pledged Student Loan shall be released without any further action of any kind.

      (d) Collection of Interest Subsidy Payments and Special Allowance Payments. Issuer (or the Master Servicer on its behalf) shall make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Pledged Student Loans that are FFELP Loans as and when the same shall become due and payable, shall comply in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments. All amounts so collected by Issuer (or the Master Servicer on its behalf) shall constitute Collections for the applicable Settlement Period and shall be deposited into the Collection Account in accordance with Section 3.03(a). In connection therewith, Issuer (or the Master Servicer on its behalf) shall prepare and file with the Department (in the case of FFELP Loans) on a timely basis all claims, forms and other documents and filings necessary or appropriate in connection with the claiming of, in the case of FFELP Loans, Interest Subsidy Payments and Special Allowance Payments and otherwise pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department.

      (e) Realization upon Pledged Student Loans. Issuer (or the Master Servicer on its behalf) shall cause, or shall cause each applicable Sub-Servicer, to use reasonable efforts consistent with customary servicing practices and procedures and including, all efforts that may be specified under any Guarantee Agreement (and with respect to FFELP Loans, all efforts that may be specified under the Higher Education Act) in its servicing of any delinquent Pledged Student Loans.

      (f) Marking of Student Loan Notes. The Master Servicer shall ensure that each Student Loan Note that is not a master promissory note and that is not in the possession of a Third Party Servicer is marked with the legend set forth in
Section 7.01(q).

      (g) Demand Note, Residual Payments Account Control Agreement, Residual Payments Account The Master Servicer shall maintain in full force and effect each of the Demand Note and the Residual Payments Account Control Agreement and maintain the existence of the Residual Payments Account.

      (h) Electronic Signatures. To the extent any Student Loan Note representing a FFELP Loan that is a Pledged Student Loan is evidenced by an electronic promissory note or an electronic record, or to the extent the signature of the obligor on any Student Loan Note representing a FFELP Loan that is a Pledged Student Loan is an electronic signature, the Master Servicer shall comply with all regulations, standards and other requirements provided by the applicable Guarantor or the Department relating to the validity and enforceability of such Student Loan Note, including without limitation the U.S. Department of Education Standards for Electronic Signatures in Electronic Student Loan Transactions, as revised or supplemented from time to time.

      SECTION 7.04. Negative Covenants of Issuer. From the date hereof until the Final Payout Date, Issuer will not, without the prior written consent of the Agent, the Conduit Lenders and the Majority Committed Lenders:

      (a) Sales, Liens, Etc. Except as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist (or permit the Eligible Lender Trustee to create or suffer to exist) any Lien upon or with respect to, any Pledged Student Loan or other Collateral, or any interest therein, or any account to which any Collections of or payments on any Pledged Student Loans or other Collateral are sent, or any right to receive income or proceeds from or in respect of any of the foregoing; provided that Issuer may (i) transfer a Pledged Student Loan that is an FFELP Loan (or a Private Loan that has the benefit of a Private Loan Guarantee Agreement) to a Guarantor if such Guarantor has paid the Principal Balance plus accrued interest thereof to Issuer and (ii) transfer any FFELP Loans that are Pledged Student Loans for consolidation purposes so long as Issuer shall have deposited to the Collection Account the Principal Balance thereof, plus accrued and unpaid interest thereon (to the extent not previously capitalized).

      (b) Extension or Amendment. Extend, terminate, waive, amend or otherwise modify the terms of any Pledged Student Loan, except pursuant to Section 7.03(a), or, without the prior written consent of the Agent, extend, terminate, waive, amend or otherwise modify the terms of any other Transaction Document.

      (c) Change in Business. Make any change in the character of its business, which change could reasonably be expected to impair the collectibility of any Pledged Student Loan or otherwise materially adversely affect the interests or remedies of the Agent, the Indenture Trustee or Lenders under this Agreement or any other Transaction Document.

      (d) Consolidation, Mergers, etc. Merge into, or consolidate with, one or more corporations or other entities, or be a party to any transaction involving the transfer of any substantial portion of its assets, revenues or properties to or with any corporation or other Person, without the prior written consent of the Agent, the Conduit Lenders and the Majority Committed Lenders.

      (e) Use of Proceeds. Use the proceeds of any Advance for any purpose other than acquiring or making Student Loans, funding the Reserve Account and paying fees and expenses incurred in connection with the transactions contemplated by this Agreement.

      (f) Master Servicer Limitations. Permit any Pledged Student Loans to be serviced by any Sub-Servicer (other than the Sub-Servicers servicing the Pledged Student Loans on the date hereof) without first obtaining the written consent of the Agent, the Conduit Lenders and the Majority Committed Lenders.

      (g) Guarantor Limitations. Permit any Pledged Student Loan (a) that is an FFELP Loan to be guaranteed by any guaranty agency or entity other than (i) an FFELP Guarantor or (ii) any other guaranty agency or entity specifically approved as a Guarantor by the Agent, the Conduit Lenders and the Majority Committed Lenders in advance hereunder in writing or (b) that is a Private Loan covered by a Private Loan Guarantee Agreement to be guaranteed by any guaranty agency or entity other than a Private Loan Guarantor.

      (h) Payment Instructions. Change, nor permit the Originators, the Master Servicer, or any Sub-Servicer, to change payment instructions to any Obligor without the prior written consent of the Agent.

      (i) ERISA. Establish or be a party to any plan, multiemployer plan or benefit plan under ERISA.

      (j) Issuer's Legal Status. Without providing at least 30 days prior written notice to the Agent and satisfying all other requirements set forth in this Agreement with respect to such action, change its name, place of business, chief executive office, Location, mailing address or organizational identification number or change its type of organization, jurisdiction of organization or other legal structure.

      (k) Credit and Collection Policies. Permit or implement any material change in the Credit and Collection Policy without the prior written consent of the Agent, the Conduit Lenders and the Majority Committed Lenders other than such changes that are not within the discretion of the Issuer or Master Servicer.

      (l) Issuer's Ability to Conduct Business. (a) Guarantee any obligation of any Person, including any Affiliate; (b) engage, directly or indirectly, in any business other than the actions required or permitted to be performed under the Transaction Documents; (c) incur, create or assume any Indebtedness not arising under or expressly permitted by this Agreement or any other Transaction Document; (d) make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Issuer may invest in those investments permitted under the Transaction Documents and may make any advance required or expressly permitted to be made pursuant to any provision of the Transaction Documents and permit the same to remain outstanding in accordance with such provisions; (e) to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, asset sale or transfer of ownership interests other than such activities as are expressly permitted under this Agreement; or (f) form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other).

      (m) Business. Own assets or engage in any business other than the assets and transactions specifically contemplated in this Agreement and the other Transaction Documents.

                                  ARTICLE VIII

                              EVENTS OF TERMINATION

      SECTION 8.01. Events of Termination. The following events shall be "Events of Termination" hereunder:

      (a) Issuer or any Affiliated Originator shall fail to make (i) any payment or deposit required to be made by it hereunder or under any other Transaction Document when due (without giving effect to any payment or deposit that is made from Advances made pursuant to Section 1.01(c)) or when due and such failure shall continue unremedied for three Business Days after the Issuer has knowledge or has received notice thereof or (ii) any payment of principal or interest under the Note when due;

      (b) Any representation or warranty (other than a representation and warranty made or deemed made pursuant to Section 6.01(g) with respect to a Pledged Student Loan as to which Issuer has complied with Section 6.02) made or deemed made by Issuer (or any of its officers), the Administrator or any Affiliated Originator under or in connection with this Agreement or any other Transaction Document to which it is a party or any other information or report delivered pursuant hereto shall prove to have been false or incorrect in any material respect when made and, to the extent such representation or warranty is capable of being remedied, such representation or warranty shall not have been remedied with in ten (10) Business Days' notice to or knowledge thereof by the Issuer;

      (c) Issuer, the Administrator or any Affiliated Originator shall fail to perform or observe (i) any term, covenant or agreement contained in Sections 7.01(c), 7.01(j), 7.01(k), 7.01(l), 7.01(m), 7.01(n), 7.01(o), 7.02 or 7.04 at
any time or (ii) any other term, covenant or agreement contained in this Agreement or any of the other Transaction Documents on its part to be performed or observed, other than those payment defaults identified in Section 8.01(a) above, if such failure listed in subclause (ii) of this clause (c) shall remain unremedied for the shorter of ten (10) Business Days after notice to or knowledge thereof by the Issuer or the cure period provided for in any such Transaction Document;

      (d) An Event of Bankruptcy shall have occurred with respect to Issuer, the Administrator, any Affiliated Originator, CFS or, to Issuer's knowledge, the Eligible Lender Trustee;

      (e) (i) Any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by Issuer to the Agent prior to the date of execution and delivery of this Agreement is pending against Issuer or any of its Affiliates, or (ii) any material development not so disclosed has occurred in any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings so disclosed, which, in the case of clause (i) or (ii), in the opinion of the Agent or the Lenders, has a reasonable likelihood of having a Material Adverse Effect on the Issuer or any of its Affiliates;

      (f)   The Internal Revenue Service shall file notice of a lien pursuant to
Section 6323 of the Code with regard to any of the assets of Issuer or any of its Affiliates and such lien shall not have been released within five Business Days or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of ERISA with regard to any of the assets of Issuer or any of its Affiliates and such lien shall not have been released within five Business Days;

      (g) The Indenture Trustee shall fail to have a valid, perfected first priority Lien on the Collateral, for the benefit of the Secured Parties;

      (h) A Servicer Event of Default shall have occurred with respect to the Master Servicer or any Affiliated Servicer;

      (i) A Servicer Event of Default shall have occurred with respect to any Third Party Servicer or a Sub-Servicing Agreement shall not be in full force and effect for any reason, unless a replacement Third Party Servicer acceptable to the Agent, the Conduit Lenders and the Majority Committed Lenders shall have been identified and shall have executed a replacement Sub-Servicing Agreement within 30 days of such event;

      (j) The Coverage Condition is not satisfied with respect to any Settlement Period or on any Calculation Date described in clause (b)(iii) of the definition of Calculation Date and such condition continues for two (2) Business Days;

      (k) The average Excess Spread for any consecutive three month period is less than 0.50% or the Excess Spread for any month is less than 0.35%;

      (l) The Default Ratio for any calendar month exceeds (i) an annualized rate of 5.00% in the case of the Private Loan Default Ratio or (ii) the default ratio that maintains the highest Guarantee Payment then authorized under the Higher Education Act, in the case of the Federal Default Ratio;

      (m) Any amendment to the Higher Education Act or any other federal law becomes effective that reduces the rate of return on Eligible Student Loans, reduces the guaranteed value of Eligible Student Loans, imposes additional requirements on servicers of Eligible Student Loans or in any other way adversely affects the interests of the Agent or the Lenders to the extent that such amendment would cause the value of the Collateral to cease being consistent with a program rated "A2" by Moody's as reasonably determined by the Agent using the ratings methodology the Agent employs for rating the Note;

      (n) The Master Servicer, any Sub-Servicer, any Guarantor or the Eligible Lender Trustee fails to comply with all material requirements and regulations under the Higher Education Act;

      (o) The Issuer shall fail to maintain its status as a single purpose bankruptcy remote limited liability company;

      (p) The Issuer, the Administrator, CFS, the Master Servicer, any Affiliated Servicer or any Affiliated Originator shall fail to pay, or shall default in the payment of, any principal or premium or interest on any Indebtedness beyond any applicable grace period, or the Issuer, the Administrator, CFS, the Master Servicer, any Affiliated Servicer or any Affiliated Originator shall breach or default with respect to any other term of any evidence of any Indebtedness (provided that for the Administrator, CFS, the Master Servicer, an Affiliated Servicer or an Affiliated Originator, the amount of such Indebtedness must be at least $250,000), or of any loan agreement, mortgage, indenture or other agreement relating thereto, if such failure, breach or default continues beyond any applicable grace period, if the effect of such failure, default or breach (x) is to cause the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders) to cause that Indebtedness to become or be declared due prior to its stated maturity or (y) would permit the holder of such Indebtedness to accelerate the maturity of such Indebtedness;

      (q) (i) One or more judgments for the payment of money shall be rendered against the Issuer or (ii) one or more judgments for the payment of money in an aggregate amount in excess of $100,000 shall be rendered against the Administrator, CFS, the Master Servicer, any Affiliated Servicer, or any Affiliated Originator and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed or a satisfactory bond against such judgment shall not have been posted, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Issuer, the Administrator, CFS, the Master Servicer, any Affiliated Servicer or any Affiliated Originator to enforce any such judgment;

      (r) A Material Adverse Change has occurred and is continuing in the condition of the Issuer, the Administrator, CFS, any Affiliated Originator, the Master Servicer, any Affiliated Servicer or the Eligible Lender Trustee;

      (s) An Eligible Lender Trustee Event of Default shall have occurred or any Eligible Lender Trust Agreement shall not be in full force and effect for any reason;

      (t) Either of the Demand Note or the Residual Payments Account Control Agreement shall for any reason cease to be a legal, valid and binding obligation of CFS enforceable in accordance with its terms; or the Residual Payments Account shall cease to exist; or any breach or default shall occur under the Demand Note or the Residual Payments Account Control Agreement; or CFS or any Affiliate thereof (including any trustee in bankruptcy) shall exercise any right of set-off against the indebtedness evidenced by the Demand Note or any other Demand Note Collateral, shall assert the invalidity or unenforceability of the Demand Note or any other Demand Note Collateral or shall assert the invalidity or unenforceability of the pledge to the Indenture Trustee for the benefit of the Secured Parties hereunder of any Demand Note Collateral; or the Issuer shall fail to have a perfected security interest in the Demand Note Collateral, subject only to the Intercreditor Agreement; and

      (u) The Net Consolidation Ratio for any monthly period is greater than 1.1, the average Net Consolidation Ratio for any consecutive three month period is greater than 1.09, or the average Net Consolidation Ratio for any consecutive six month period is greater than 1.0.

      SECTION 8.02. Remedies.

      (a) Optional Acceleration. Upon the occurrence of an Event of Termination (other than an Event of Termination described in subsection (d) of Section 8.01), the Agent may, or at the request of Required Lenders shall, declare that the Facility Termination Date has occurred and the unpaid principal amount of the Note to be due and payable immediately, by a notice in writing to Issuer, and upon any such declaration, the Facility Termination Date shall occur and such principal amount shall be immediately due and payable, together with all accrued and unpaid interest thereon (to the extent not previously capitalized), without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Issuer.

      (b) Automatic Acceleration. Upon the occurrence of an Event of Termination described in subsection (d) of Section 8.01, with respect to the Issuer the Facility Termination Date shall occur automatically and the unpaid principal amount of the Note shall automatically become due and payable, together with all accrued and unpaid interest thereon (to the extent not previously capitalized), without presentment, demand, protest or notice of any kind, all of which are hereby waived by Issuer.

      (c) Master Servicer Replacement. Upon the occurrence of an Event of Termination, the Agent or the Lenders shall have the right to replace the Master Servicer.

      (d) Additional Remedies. Upon any acceleration of the Note pursuant to this Section 8.02, no Borrowings thereafter will be made, and the Agent, the Lenders, and the Indenture Trustee shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws to a secured party, which rights shall be cumulative, including, without limitation, the right to foreclose upon the Collateral and sell all or any portion thereof at public or private sale (and Issuer agrees that, to the extent that notice of such sale is required, notice 10 days prior to such sale shall be adequate and reasonable notice for all purposes); provided however that if the acceleration of the Note results solely from the failure of one or more Committed Lenders to extend the Facility Termination Date pursuant to Section
1.07 and no additional Event of Termination has occurred and is continuing, the Agent shall refrain from selling all or any portion of the Collateral or replacing the Master Servicer until on or after the date which is 90 days after the Facility Termination Date. The Issuer has provided the Agent with a power of attorney authorizing the Agent to endorse the Pledged Student Loans which the Agent agrees to exercise only upon the occurrence of and during the continuation of an Event of Termination.

      (e) Portfolio Valuation. Upon the occurrence of any Event of Termination, or at any time after five Business Days prior notice to the Issuer, the Agent may at its discretion (and shall at the request of the Lenders) perform a Portfolio Valuation on some or all of the Student Loans constituting a portion of the Collateral.

      (f) Setoff; Sharing of Payments. Regardless of the other means of obtaining payment of any of the obligations of the Issuer or the Master Servicer hereunder or under any other Transaction Document, each of the Agent, the Indenture Trustee, the Lenders and any Program Support Provider is hereby authorized at any time and from time to time, without notice to the Issuer or the Master Servicer (any such notice being expressly waived by the Issuer and the Master Servicer) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Issuer or the Master Servicer, as applicable, under this Agreement and the other Transaction Documents, whether or not the Agent, the Indenture Trustee, the Lenders or Program Support Provider shall have made any demand under this Agreement or the other Transaction Documents and although such obligations may be contingent or unmatured. Except as may be otherwise provided herein, the Lenders, the Agent and the Program Support Providers agree that all setoffs and other recoveries from the Issuer or the Master Servicer shall be shared ratably amongst the Lenders, the Agent and the Program Support Providers.

      (g) Demand Note; Residual Payments Account. The Agent and the Indenture Trustee agree that they shall only exercise their right to demand payment under the Demand Note or their right to deliver a Notice of Exclusive Control under the Residual Payments Account Control Agreement on or after the occurrence of and during the continuance of an Event of Termination and subject to the Intercreditor Agreement. Subject to the Intercreditor Agreement, upon the occurrence of and during the continuance of an Event of Termination, the Agent may, and at the request of the Required Lenders shall, (i) direct the Indenture Trustee to demand payment under the Demand Note in accordance with the terms of the Demand Note and the Residual Payments Account Control Agreement, (ii) exercise remedies available under the Demand Note and (iii) take exclusive control over the Residual Payments Account pursuant to the Residual Payments

Account Control Agreement and terminate or suspend the ability of the Issuer or CFS to make withdrawals therefrom. All rights of the Indenture Trustee and the Agent in the Demand Note and the Residual Payments Account Control Agreement shall terminate upon the payment in full of all of Issuer's obligations hereunder and under the other Transaction Documents and the reasonable determination by Agent that no further amounts with respect to Covered Claims against the Issuer, the Master Servicer, the Administrator, any Affiliated Servicer or any other Affiliate of Issuer pursuant to this Agreement, any Sub-Servicing Agreement or any other Transaction Document could be required.

                                   ARTICLE IX

                          THE AGENT; INDENTURE TRUSTEE

      SECTION 9.01. Authorization and Action. The Lenders have appointed and authorized the Agent (or its designees) to take such action as agent on their behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. The provisions of this Article IX are solely for the benefit of the Agent and the Lenders. The Issuer shall not have any rights as a third-party beneficiary or otherwise under any of the provisions hereof.

      SECTION 9.02. Agent's Reliance, Indemnification, Etc. (a) The Agent and its directors, officers, agents or employees shall not be liable for any action taken or omitted to be taken by it or them under or in connection with the Transaction Documents except for its or their own gross negligence, bad faith or willful misconduct. Without limiting the generality of the foregoing, the Agent:
(a) may consult with legal counsel (including counsel for Issuer or any Affiliate of Issuer), independent certified public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (b) makes no warranty or representation to the Lenders or any other holder of any interest in the Collateral and shall not be responsible to the Lenders or any such other holder for any statements, warranties or representations made or deemed made in or in connection with any Transaction Document; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Transaction Document on the part of Issuer or the Master Servicer or to inspect the property (including the books and records) of Issuer or the Master Servicer; (d) shall not be responsible to the Lenders or any other holder of any interest in the Collateral for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document; and (e) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile or telex) believed by it to be genuine and signed or sent by the proper party or parties.

      (b) Each Lender agrees to reimburse and indemnify the Agent and its officers, directors, employees, representatives, counsel and agents (to the extent the Agent is not paid or reimbursed by the Issuer and the Master Servicer), ratably according to the respective principal amounts of the Total Outstanding Advances then held by each of them (or if the Total Outstanding Advances are equal to zero are such time, ratably in accordance with their Pro Rata

Shares), (i) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any other Transaction Document or any action taken or omitted by the Agent under this Agreement or any the Transaction Document, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Transaction Document, to the extent that the Agent is not reimbursed for such expenses by the Issuer and the Master Servicer.

      SECTION 9.03. Agent and Affiliates. With respect to any Advance made by the Agent, the Agent shall have the same rights and powers under this Agreement as would a Lender if it had made such Advance (or portion thereof) and may exercise the same as though such Person were not the Agent hereunder. The Agent and any of its Affiliates may generally engage in any kind of business with Issuer, the Master Servicer, any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of Issuer, the Master Servicer, any Obligor or any of their respective Affiliates, all as if Agent was not serving in such capacity and without any duty to account therefor to the Lenders or any other holder of an interest in the Collateral.

      SECTION 9.04. Lender's Purchase Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any Affiliate of the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to make Advances hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any Affiliate of the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

      SECTION 9.05. Delegation of Duties. The Agent may delegate each or any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

      SECTION 9.06. Successor Agent. (a) The Agent may, upon thirty (30) days' notice to Issuer, each Lender and each other party hereto, resign as Agent. If the Agent shall resign, then, the Lenders during such thirty-day period shall appoint a successor agent, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent and references herein to the Agent shall mean such successor agent, effective upon its appointment; and such former Agent's rights, powers and duties in such capacity shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. If no such successor agent is appointed within such thirty-day period, the Agent may petition a court of competent jurisdiction to appoint a successor Agent. After any retiring Agent's resignation hereunder as such agent, the provisions of this Article IX, Article XI and Section 13.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

      (b) The "Agent" shall include any successors to the Agent as a result of a merger, consolidation, combination, conversion, reorganization or any other transaction (or series of related transactions) in which shares of the Agent's capital stock are sold or exchanged for or converted or otherwise changed into other stock or securities, cash and/or any other property, or the sale, lease, assignment, transfer or other conveyance of a majority of the assets of the Agent in any transaction (or series of related transactions). Notwithstanding anything to the contrary in Section 9.06(a) and Section 10.01(c), no consent of the Lenders shall be required in connection with the succession of the Agent as a result of any of the foregoing transactions.

      SECTION 9.07. Acceptance of the Trusts. Each Lender hereby appoints U.S. Bank National Association, as Indenture Trustee hereunder. The Indenture Trustee accepts and agrees to execute the trusts granted to it by this Agreement, but only upon the terms and conditions set forth herein. The Indenture Trustee, prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Indenture Trustee. The Indenture Trustee shall not be liable for any of its actions or inactions hereunder except to the extent that such actions constitute negligence or willful misconduct by the Indenture Trustee.

      In case an Event of Termination has occurred of which the Indenture Trustee has, or is deemed to have, notice in accordance with this Agreement and has not been cured, the Indenture Trustee agrees to act in accordance with the instructions and orders of the Agent, but in any such event, only upon and subject to the following expressed terms and conditions:

      (a) The Indenture Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers, employees or co-trustees but shall be responsible for the conduct of the same in accordance with the standard specified above, except as otherwise provided herein and except for the acts and omissions of agents of Persons other than the Indenture Trustee chosen by Issuer and approved by the Agent and shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers, and employees as may reasonably be employed in connection with the trusts hereof. The Indenture Trustee may act upon the opinion or advice of an attorney or accountant selected by it in the exercise of reasonable care. The Indenture Trustee shall not be responsible for any loss or damage resulting from any action or nonaction of such Person which is in good faith and in reliance upon such opinion or advice. The Indenture Trustee shall not be responsible for any action or inaction of the Master Servicer, any Sub-Servicer or any party hereto except as provided herein or under applicable laws, rules and regulations.

      (b) The Indenture Trustee shall not be responsible for any recital herein, or in the Note, or for the validity of the execution by Issuer of this Agreement, or of any supplemental indentures or instruments of further assurance, or for the sufficiency of the security for the Note issued hereunder or intended to be secured hereby, or for the value or title of the property herein conveyed or otherwise as to the maintenance of the security hereof.

      (c) The Indenture Trustee shall not be accountable for the use or application by Issuer of the Note or the proceeds thereof or for the use or application of any money paid over by the Indenture Trustee in accordance with the provisions of this Agreement or for the use and application of other money received by the Indenture Trustee.

      (d) The Indenture Trustee shall be protected in acting upon any notice, requisition, request, consent, certificate, order, opinion, affidavit, letter, telegram or other paper or document reasonably believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Indenture Trustee pursuant to this Agreement upon the request or authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of the Note shall be conclusive and binding upon all future owners of the Note and upon any Notes issued in exchange therefor or in place thereof.

      (e) Except as otherwise expressly provided in this Agreement, as to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Indenture Trustee shall be entitled to rely upon a certificate of the Agent as sufficient evidence of facts therein contained, and prior to the occurrence of a default of which the Indenture Trustee has been notified as provided in subsection (g) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a dealing, transaction or action as necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same.

      (f) The permissive right of the Indenture Trustee to do things enumerated in this Agreement shall not be construed as a duty. The Indenture Trustee shall not be answerable for other than its negligence or willful misconduct; provided, however, that the Indenture Trustee shall not be liable for any error of judgment made in good faith, unless it shall be proved that such Person was negligent in ascertaining the pertinent facts.

      (g) The Indenture Trustee shall not be required to take notice or be deemed to have notice of any Event of Termination or other default hereunder except failure by Issuer to cause to be made any of the payments to the Indenture Trustee for the account of the Lenders required to be made by Article III, or Events of Termination under clause (a) of Section 8.01, unless the Indenture Trustee shall be specifically notified in writing of such default by Issuer, the Lenders or the Agent.

      (h) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

      (i) No provision of this Agreement shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (j) If any Event of Termination under this Agreement shall have occurred and be continuing, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Agreement, and shall use the same degree of care as a prudent person would exercise or use in the circumstances in the conduct of his or her own affairs.

      (k) All moneys received by the Indenture Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received in the Collection Account.

      (l) The Indenture Trustee shall file Uniform Commercial Code continuation statements to the Uniform Commercial Code financing statements in favor of the Indenture Trustee originally filed at the delivery of this Agreement prior to every fifth year.

      (m) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this
Section 9.07.

      SECTION 9.08. Fees, Charges and Expenses of Indenture Trustee. The Indenture Trustee shall be entitled to payment of the Indenture Trustee's Fees for its services rendered hereunder and to payment of, or reimbursement for, all advances, reasonable counsel fees and expenses and other out-of-pocket expenses reasonably and necessarily made or incurred by the Indenture Trustee, in connection with such services and waives any lien on the Collateral with respect to accrued and unpaid fees and reasonable expenses, including any indemnification pursuant to Section 9.18, other than any such lien arising pursuant to the Transaction Documents.

      SECTION 9.09. Notice to Lenders if Event of Termination Occurs. If an Event of Termination occurs of which the Indenture Trustee is by Section 9.07(g) required to take notice or if notice of default be given as provided in said
Section 9.07(g), then the Indenture Trustee shall give written notice thereof by registered or certified mail to Issuer, the Lenders and the Agent.

      SECTION 9.10. Intervention by Indenture Trustee. To the extent permitted by applicable law, in any judicial proceeding to which Issuer is a party, the Indenture Trustee shall intervene if directed to do so in writing by the Agent.

      SECTION 9.11. Successors. Any corporation or association into which the Indenture Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Indenture Trustee hereunder and vested with all of the title to the whole property or trust estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      SECTION 9.12. Resignation. The Indenture Trustee may at any time resign from the trusts hereby created by giving 90 days' written notice to Issuer and the Agent, and such resignation shall take effect at the end of such 90 days, or upon the earlier appointment and acceptance of a successor Indenture Trustee, as provided in Section 9.14, hereof, or removal as provided in Section 9.13 hereof. Notwithstanding the foregoing, resignation of the Indenture Trustee shall not be effective until a successor or temporary Indenture Trustee is appointed and has accepted such appointment; provided, however, if an instrument of acceptance shall not have been delivered within 120 days after giving such notice of resignation, the resigning Indenture Trustee may petition a court of competent jurisdiction for the appointment of a successor, and any attorneys' fees and expenses incurred in connection with such petition shall be payable by Issuer, unless such failure is due to the gross negligence, bad faith or willful misconduct of the Agent in not exercising its rights under Section 9.14, in which event such fees and expenses shall be paid by the Agent.

      SECTION 9.13. Removal. The Indenture Trustee may be removed by the Agent at any time, by an instrument in writing delivered to the Indenture Trustee, with, prior to the occurrence of an Event of Termination, the written consent of the Issuer which consent shall not be unreasonably withheld. Notwithstanding the foregoing, removal of the Indenture Trustee shall not be effective until a successor is appointed and has accepted such appointment.

      SECTION 9.14. Appointment of Successor. In case the Indenture Trustee shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor may be appointed by the Agent with the consent (which consent shall not be unreasonably withheld) of Issuer by an instrument in writing signed by the Agent. If in a proper case no appointment of a successor Indenture Trustee shall be made pursuant to the foregoing provisions of this Section 9.14 within 15 days after the Indenture Trustee shall have given written notice as provided in Section 9.12 hereof, the Indenture Trustee, Issuer, the Agent or the Lenders may apply to a court of jurisdiction to appoint a successor Indenture Trustee. Said court may thereupon, after such notice, if any, as such court may deem proper and prescribe, appoint a successor Indenture Trustee. Each such successor Indenture Trustee must be an eligible lender under the Higher Education Act and shall agree in writing to be bound by the provisions of Section 13.06.

      SECTION 9.15. Concerning Any Successor. Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to Issuer and the Agent an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, upon receipt of a request from the Agent execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor shall deliver all securities and moneys held by it as Indenture Trustee hereunder to its successor.

      SECTION 9.16. Appointment of Co-Trustee. It is the purpose of this Agreement that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as the Indenture Trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any other Transaction Document or any Student Loan or related agreement, and in particular in case of the enforcement thereof on default, or in case of a conflict of interest, or in case the Indenture

Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Indenture Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Indenture Trustee appoint an additional institution, which must be a commercial bank with trust powers, as a separate or co-trustee. The following provisions of this Section 9.16 are intended to accomplish these ends. In the event that the Indenture Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Agreement to be exercised by or vested in or conveyed to the Indenture Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

      Should any instrument in writing from Issuer be required by the separate or co-trustee so appointed by the Indenture Trustee for more fully and certainly vesting in and confirming to him, her or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by Issuer. In case any separate or co-trustee, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee until the appointment of a new Indenture Trustee or a successor to such separate or co-trustee.

      SECTION 9.17. Successor Indenture Trustee as Trustee of Funds. In the event of a change of the Indenture Trustee the predecessor which has resigned or been removed shall cease to be trustee of any funds then held by it hereunder and the successor Indenture Trustee shall become such trustee.

      SECTION 9.18. Indemnification.

      (a) The Indenture Trustee shall not be under any obligation or duty to perform any act at the request of the Agent or Issuer or to institute or defend any suit in respect hereof or to exercise any remedy hereunder unless properly indemnified to its satisfaction subject to Section 9.07(i) hereof. The Indenture Trustee shall not be required to take notice, or be deemed to have knowledge, of any default of Issuer, except as provided in Section 9.07(g).

      (b) Issuer agrees to indemnify the Indenture Trustee for, and to hold it harmless against, any loss, liability or expense, including attorneys' fees, incurred without gross negligence, bad faith or willful misconduct on the Indenture Trustee's part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except as a result of gross negligence, bad faith or willful misconduct on its part and except any liability to the Department on account of the Indenture Trustee's status as such.

      SECTION 9.19. Amendments; Waivers. Neither the Eligible Lender Trustee nor the Indenture Trustee shall extend, terminate, waive, amend or otherwise modify the terms of any Pledged Student Loan, except pursuant to Section 7.03(a), or, without the prior written consent of the Agent, extend, terminate, waive, amend or otherwise modify the terms of any other Transaction Document.

                                    ARTICLE X

                         ASSIGNMENT OF LENDER'S INTEREST

      SECTION 10.01. Restrictions on Assignments.

      (a) This Agreement and each Lender's rights and obligations herein (including ownership of the Note) shall be assignable, in whole or in part, by such Lender and its successors and assigns with the prior written consent of the Agent and the Issuer; provided, however, that the consent of the Issuer shall not be unreasonably withheld and the consent of the Issuer shall not be required if an Event of Termination shall have occurred and be continuing; and provided, further, that no consent of the Issuer shall be required if the assignment is made (a) by any Committed Lender to CNAI, to any other Committed Lender, to any Affiliate of CNAI or any Committed Lender (other than a director or officer of CNAI or such Committed Lender), to any Program Support Provider or any Person which (i) is in the business of issuing commercial paper notes and (ii) is associated with or administered by CNAI or any Affiliate of CNAI or (b) by any Conduit Lender to any Program Support Provider or any Person which (i) is in the business of issuing commercial paper notes and (ii) is associated with or administered by CNAI or any Affiliate of CNAI. Each assignor may, in connection with the assignment, disclose to the applicable assignee any information relating to Issuer or the Collateral furnished to such assignor by or on behalf of the Lenders, Issuer or the Agent.

      (b) Each Lender may at any time grant to any Program Support Provider participating interests in the Advances. In the event of any such grant by such Lender of a participating interest to a Program Support Provider, except as set forth in paragraph (f) below, such Lender shall remain solely responsible for the performance of its obligations hereunder. Issuer agrees that each Program Support Provider shall be entitled to the benefits of Sections 4.02 and 4.03.

      (c) This Agreement and the rights and obligations of the Agent hereunder shall be assignable, in whole or in part, by the Agent and its successors and assigns with the consent of Issuer, which consent shall not be unreasonably withheld; provided that, if (i) such assignment is to an Affiliate of CNAI, (ii) it becomes unlawful for CNAI to serve as the Agent or (iii) an Event of Termination exists, no such consent of Issuer shall be necessary.

      (d) Issuer may not assign its rights or delegate its obligations hereunder or any interest herein without the prior written consent of the Agent and the Lenders.

      (e) Without limiting any other rights that may be available under applicable law, the rights of the Lenders may be enforced through them or by their agents.

      (f) In the event that the Advances have been assigned in their entirety pursuant to one or more Program Support Agreements, and the Agent requests that Issuer acknowledge the assignment of the Advances to the Program Support Providers parties to such Program Support Agreements (or an agent on their behalf). Issuer agrees (i) to enter into such amendments to this Agreement and the other Transaction Documents as the Agent or the Lenders may reasonably request in order to reflect the substitution of such Program Support Providers, or an agent therefor, as the Lenders and the release of the Lenders of all further obligations hereunder, (ii) to authorize and deliver Uniform Commercial Code financing statements, or amendments thereto or assignments thereof, to reflect such assignment and substitution and (iii) to take such other actions as the Agent or the Lenders shall reasonably request in connection with such assignment, release and substitution.

      (g) Any Lender may, without consent of the Issuer, sell participations to one or more banks or other entities (each, a "Participant") in all or a portion of its rights and obligations hereunder (including the outstanding Advances); provided that following the sale of a participation under this Agreement (i) the obligations of such Lender shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Issuer, the Agent, the other Lenders and the Master Servicer shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which such Lender sells such a participation shall provide that the Participant shall not have any right to direct the enforcement of this Agreement or the other Transaction Documents or to approve any amendment, modification or waiver of any provision of this Agreement or the other Transaction Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (i) reduces the amount of principal or interest that is payable on account of any Advance or delays any scheduled date for payment thereof or (ii) reduces any fees payable by the Issuer to the Agent (to the extent relating to payments to the Participant) or delays any scheduled date for payment of such fees. The Issuer acknowledges and agrees that the Lenders' sources of funds may derive in part from their Participants. Accordingly, references in Sections 4.01, 4.02, 4.03,
13.05 and the other terms and provisions of this Agreement and the other Transaction Documents to determinations, reserve and capital adequacy requirements, expenses, increased costs, reduced receipts and the like as they pertain to the Lenders shall be deemed also to include those of their Participants.

      SECTION 10.02. Rights of Assignee. Upon the assignment by a Lender in accordance with this Article X, the assignee receiving such assignment shall have all of the rights of such Lender with respect to the Transaction Documents and the Collateral (or such portion thereof as has been assigned).

      SECTION 10.03. Evidence of Assignment. Any assignment of a Lender's rights and obligations hereunder, the Commitment and the Note (or any portion thereof) to any Person may be evidenced by an Assignment and Assumption Agreement or such other instrument(s) or document(s) as may be satisfactory to the assigning Lender, the Agent and the assignee.

                                   ARTICLE XI

                                 INDEMNIFICATION

      SECTION 11.01. Indemnities.

      (a) General Indemnity. Without limiting any other rights that any such Person may have hereunder or under applicable law (including, without limitation, the right to recover damages for breach of contract), Issuer hereby agrees to indemnify each of the Agent, the Lenders, the Program Support Providers, the Indenture Trustee, the Eligible Lender Trustee, the Master Servicer (if not an Affiliated Originator or an Affiliate of the Affiliated Originator), each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, directors, employees and agents of any of the foregoing (each an "Indemnified Party"), from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or relating to the Transaction Documents or the funding of the Advances or in respect of any Pledged Student Loan, excluding, however, (a) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or (b) recourse for Defaulted Pledged Student Loans (except as specifically provided herein). Without limiting the foregoing, Issuer shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

            (i) the adjustment or any non-cash reduction in the outstanding Principal Balance of any Pledged Student Loan other than as expressly permitted hereunder;

            (ii) the transfer by Issuer of any interest in the Collateral other than the grant of a security interest granted to the Indenture Trustee, for the benefit of the Secured Parties, pursuant to Section 1.03;

            (iii) any representation or warranty made or deemed made by Issuer (or any of its officers or Affiliates) under or in connection with any Transaction Document or any other information or report delivered by or on behalf of Issuer pursuant hereto, which shall have been false, incorrect or misleading in any respect when made or deemed made;

            (iv) the failure by Issuer to comply with any applicable law, rule or regulation with respect to any Pledged Student Loan, including, with respect to any FFELP that is a Pledged Student Loan, the Higher Education Act or the nonconformity of any Pledged Student Loan with any such applicable law, rule or regulation, including, with respect to any FFELP Loan that is a Pledged Student Loan, the Higher Education Act;

            (v) the failure to vest and maintain vested in the Indenture Trustee, for the benefit of the Secured Parties, a first priority perfected security interest, in the Collateral, free and clear of any Lien, other than a Lien arising solely as a result of an act of the Lenders or the Agent, whether existing at the time of any Borrowing or at any time thereafter;

            (vi) the failure to file, or any delay in filing, financing statements, continuation statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any item of the Collateral, whether at the time of any Borrowing or at any time thereafter;

            (vii) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Student Loan or Guarantee Agreement in, or purporting to be in, the Collateral (including, without limitation, a defense based on such Student Loan or Guarantee Agreement not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

            (viii) any Regulatory Change after the date of this Agreement that results in any Non-Excluded Tax, all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the Advances, or any interest in the item of the Collateral;

            (ix) the failure by the Issuer to comply with any term, provision or covenant contained in any Transaction Document to which it is party;

            (x) any Lien (other than the Lien granted to the Indenture Trustee under this Agreement) attaching to any Student Loan or any Related Security or Collections with respect thereto, whether existing at the time that such Student Loan initially arose or at any time thereafter;

            (xi) any claim or action of whatever sort arising out of or in connection with the origination or servicing of any Student Loan or any other services which gave rise to any Student Loan to the extent such origination, servicing or services were provided by the Issuer or an Affiliate of the Issuer or, if such origination, servicing or services were provided by a Person not the Issuer or an Affiliate of the Issuer, to the extent the Issuer is entitled to recover such Indemnified Amounts from such non-Affiliate or another Person;

            (xii) the failure to pay when due any taxes and fees payable by the Issuer or any Originator in connection with the Collateral or the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder (including any UCC financing statements);

            (xiii) the payment by such Indemnified Party of taxes, including, without limitation, any taxes imposed by any jurisdiction on amounts payable and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, to the extent caused by the Issuer's actions or failure to act in breach of this Agreement;

            (xiv) the commingling of Collections with any other funds of the Issuer or any Affiliate of the Issuer;

            (xv) any failure by the Issuer to give reasonably equivalent value to any Originator in consideration for the transfer by such Originator to the Issuer of any Student Loans, or any attempt by any Person to void any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

            (xvi) the failure of the Master Servicer or any Sub-Servicer perform its servicing and other obligations under the Transaction Documents or to remit any Collections pursuant to the instructions of the Agent or the Indenture Trustee given in accordance with this Agreement, whether by reason of the exercise of setoff rights or otherwise;

            (xvii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of purchases made pursuant to this Agreement or any other Transaction Document delivered hereunder or in respect of any of the Student Loans related hereto;

            (xviii) any claim brought by any Person arising from any activity by the Issuer or an Affiliate of the Issuer in servicing, administering or collecting any Student Loan; or

            (xix) the sale or pledge by the Issuer or any Originator of any Student Loan in violation of any applicable law, rule or regulation.

The exclusion in clause (b) of the first sentence of this Section 11.01 shall not apply to any Indemnified Amounts described in clauses (i) through (xix) above. Any amounts subject to the indemnification provisions of this Section
11.01 shall be paid by the Issuer to the related Indemnified Party within five Business Days following demand therefor accompanied by reasonable supporting documentation with respect to such amounts; provided, however, that no amounts payable hereunder shall be paid to the Master Servicer if the Master Servicer is an Affiliated Originator or an Affiliate of the Affiliated Originator or of the Issuer until all amounts payable hereunder are made to the other Indemnified Parties.

      (b) Contest of Tax Claim; After-Tax Basis. If any Indemnified Party shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from Issuer under Section 11.01(a)(viii), such Indemnified Party shall give prompt and timely notice of such attempt to Issuer. Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.

                                  ARTICLE XII

         SERVICING OF PLEDGED STUDENT LOANS AND ADMINISTRATION OF ISSUER

      SECTION 12.01. Duties of Master Servicer. The Master Servicer, for the benefit of Issuer and the Lenders (to the extent provided herein), shall appoint one or more Sub-Servicers approved by the Agent, the Conduit Lenders and the Majority Committed Lenders to manage, service, administer and make collections on the Pledged Student Loans. The Master Servicer shall (and shall cause each Sub-Servicer to) exercise reasonable care, using that degree of skill and attention that the Master Servicer (or such Sub-Servicer) exercises with respect to all comparable student loans that it services but in any event, in accordance with customary and usual standards of practice of prudent lenders and loan servicers administering similar student loans. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Master Servicer shall and shall cause the applicable Sub-Servicer to manage, service, administer and make collections with respect to the Pledged Student Loans (other than collection of any Interest Subsidy Payments and Special Allowance Payments which collections will be received by the Eligible Lender Trustee) in accordance with, and otherwise comply with, all applicable federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any Guarantee Agreement, the failure to comply with which would adversely affect the eligibility of one or more of the Pledged Student Loans that are FFELP Loans for federal reinsurance or Interest Subsidy Payments or Special Allowance Payments or one or more of the Pledged Student Loans for receipt of Guarantee Payments or would have an adverse effect on the Lenders or any other Secured Party.

      The Master Servicer's duties (and the duties of the applicable Sub-Servicers on behalf of the Master Servicer) shall include collection and posting of all payments, responding to inquiries of borrowers on such Pledged Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending payment coupons or billing notices to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and quarterly statements with respect thereto to the Agent. Unless otherwise expressly provided herein, the Master Servicer shall and shall cause the applicable Sub-Servicer to follow its customary standards, policies and procedures in performing its duties as servicer. Without limiting the generality of the foregoing, the Master Servicer is authorized and empowered to execute and deliver (and may cause the applicable Sub-Servicer to execute and deliver), on behalf of itself, Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Lenders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Pledged Student Loans; provided, however, that the Master Servicer agrees that it will not (nor will it permit a Sub-Servicer to) (a) permit any rescission or cancellation of a Pledged Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee, the Agent and the Indenture Trustee or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Pledged Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements of the Higher Education Act or any Guarantee Agreement; provided further, however, that the Master Servicer shall not agree (nor shall it permit any Sub-Servicer to agree) to any decrease of the interest rate on, or the principal amount payable with respect to, any Pledged Student Loan except in accordance with the applicable standards, guidelines and requirements of the Higher Education Act or any Guarantee Agreement or a Reduced Rate Program.

      The Eligible Lender Trustee on behalf of Issuer hereby grants a power of attorney and all necessary authorization to the Master Servicer to (or to cause the applicable Sub-Servicer to) maintain any and all collection procedures with respect to the Pledged Student Loans it services (or sub-services), including filing, pursuing and recovering claims against the Guarantors for

Guarantee Payments and taking any steps to enforce such Pledged Student Loan such as commencing a legal proceeding to enforce a Pledged Student Loan in the name of Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Lenders and the Secured Parties. The Eligible Lender Trustee or the Indenture Trustee shall upon the written request of the Master Servicer or the Agent furnish the Master Servicer or the Agent (or at written the direction of the Master Servicer or the Agent, the related Sub-Servicer) with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer or the Agent (or related Sub-Servicer) to carry out their servicing and administrative duties hereunder (or under the related Sub-Servicing Agreement).

      The Master Servicer or the Administrator may hold the original Student Loan Notes representing Pledged Student Loans for not later than five days after the date of any Borrowing prior to forwarding those Student Loan Notes to Sub-Servicers. Each of the Master Servicer and the Administrator acknowledges and agrees that it will hold each such Student Loan Note as bailee pursuant to
Section 9-313 of the UCC for the Indenture Trustee for the benefit of the Secured Parties.

      To the extent that any provisions of this Agreement conflict with any provisions of any other servicing or administration agreement between the Issuer and Master Servicer, the terms of this Agreement shall govern.

      SECTION 12.02. Collection of Pledged Student Loan Payments.

      (a) The Master Servicer shall (and shall cause the applicable Sub-Servicers to) make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Pledged Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable student loans that it services. With the written consent of the Agent, the Master Servicer (or at the direction of the Master Servicer, the related Sub-Servicer) may in its discretion waive any charge or any other fee that may be collected in the ordinary course of servicing a Pledged Student Loan. The Master Servicer shall (and shall cause the applicable Sub-Servicers to) remit all collections relating to the Pledged Student Loans to the Collection Account no later than the close of business on the second Business Day after receipt thereof; provided, however, that any Third Party Servicer may remit such collections to the Collection Account, as applicable, less frequently (but no less frequently than three times per month and at least once every fifteen days). The Master Servicer shall not (and shall not allow any Affiliated Originator to) deposit any amounts other than Collections (and other amounts required by the terms of this Agreement to be deposited into the Collection Account) into the Collection Account.

      (b) The Master Servicer shall (and shall cause the applicable Sub-Servicer to) make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Pledged Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to all comparable guarantee agreements and student loans that it services. In connection therewith, the Master Servicer is hereby authorized and empowered (or at the direction of the Master Servicer, the related Sub-Servicer is authorized and empowered) to convey to any Guarantor the Student Loan Note and the related loan documents representing any Pledged Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement.

      (c) The Master Servicer shall cause the applicable Sub-Servicer to manage, service, administer and make collections with respect to the Pledged Student Loans in accordance with, and otherwise comply with, all applicable federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any applicable Guarantee Agreement.

      SECTION 12.03. Realization upon Pledged Student Loans. For the benefit of Issuer, the Lenders and the Secured Parties, the Master Servicer shall (and shall cause the applicable Sub-Servicer to) use reasonable efforts consistent with its customary servicing practices and procedures and including all efforts that may be specified under the Higher Education Act or any applicable Guarantee Agreement in its servicing (or sub-servicing) of any delinquent Pledged Student Loans.

      SECTION 12.04. No Impairment or Amendment. The Master Servicer shall not (nor shall it permit the applicable Sub-Servicer to) impair the rights of Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Lenders or any Secured Party in such Pledged Student Loans. The Master Servicer shall not extend, terminate, waive, amend or otherwise modify the terms of any Pledged Student Loan, except pursuant to Section 7.03(a), or, without the prior written consent of the Agent, extend, terminate, waive, amend or otherwise modify the terms of any other Transaction Document.

      SECTION 12.05. Purchase of Pledged Student Loans. The Master Servicer shall inform the Agent and the Indenture Trustee promptly, in writing, upon the discovery of any breach pursuant to Section 12.01, 12.02, 12.03 or 12.04. Unless any such breach shall have been cured within 60 days following such discovery (or, at the Master Servicer's election, the last day of the first month following such discovery), the Master Servicer shall purchase any Pledged Student Loan in which the interests of the Lenders or the other Secured Parties are materially and adversely affected as determined by the Agent or the Lenders by such breach as of the first day succeeding the end of such 60-day period that is the last day of a Settlement Period for an amount equal to the outstanding Principal Balance of such Student Loan, plus accrued and unpaid interest thereon (to the extent not previously capitalized), plus any Unamortized Premium thereon plus any unreimbursed Monthly Advance with respect thereto (the "Servicer Repurchase Amount"'). Such Servicer Repurchase Amount shall be deposited by the Master Servicer into the Collection Account on such date and applied as a repayment of the Total Outstanding Advances on such date in accordance with
Section 2.03(c). If the Master Servicer takes any action or fails to take any action (including, without limitation, all actions taken or not taken by a Sub-Servicer on its behalf) during any Settlement Period pursuant to the sections referred to above that materially impairs the rights of Issuer, the Indenture Trustee, the Eligible Lender Trustee, or the Lenders in any Pledged Student Loan or otherwise than as provided in such sections, the Master Servicer shall purchase such Pledged Student Loan as of the last day of such Settlement Period for an amount equal to Servicer Repurchase Amount (and such Servicer Repurchase Amount shall be deposited by the Master Servicer into the Collection Account on such date and applied as a repayment of the Total Outstanding Advances on such date in accordance with Section 2.03(c)). Notwithstanding the foregoing, the Master Servicer, at its option, may permit or cause a Sub-Servicer to purchase a Pledged Student Loan in its stead, in the manner and for the reasons set forth above.

      SECTION 12.06. Reporting. (a) On or before the 20th day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Master Servicer shall (or shall cause each Sub-Servicer to) deliver to the Agent a Monthly Report (which may be the same Monthly Report referred to in Section 7.02(c) hereof) with respect to the preceding calendar month.

      (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of CFS, copies of the financial statements of CFS, that are in conformity with generally accepted accounting principles, along with a certificate by an authorized officer of CFS certifying that such copies are the true and complete copies of the financial statements and that such financial statements fairly present in all material respects the financial condition of CFS as of the date delivered; and

      (c) Annual Financial Statements. As soon as available and in any event within 120 days after the end of each fiscal year of CFS, copies of the financial statements of CFS prepared and duly certified by any nationally recognized public accounting firm approved by the Agent, in conformity with generally accepted accounting principles, along with a certificate by an authorized officer of CFS certifying that such copies are the true and complete copies of the financial statements and that such financial statements fairly present in all material respects the financial condition of CFS as of the date delivered.

      SECTION 12.07. Annual Statement as to Compliance; Notice of Default; SAS 70 Reports.

      (a) The Master Servicer shall (and the Master Servicer shall cause each Sub-Servicer to) deliver to the Indenture Trustee and the Agent, on or before July 30 of each year beginning July 30, 2003, an officers' certificate of the Master Servicer (and each Sub-Servicer) as the case may be, dated as of December 31 of the preceding year, stating that (i) a review (the scope of which shall be satisfactory to the Agent) of the activities of the Master Servicer (and each Sub-Servicer on its behalf), during the preceding 12-month period (or, in the case of the first such certificate, during the period from the date hereof to December 31, 2003 and of its performance under this Agreement (or the related Sub-Servicing Agreement, as applicable) has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer (or such Sub-Servicer), as the case may be, has fulfilled all its obligations under this Agreement (or the related Sub-Servicing Agreement), as applicable, throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

      (b) The Master Servicer shall deliver to the Indenture Trustee and the Agent promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officers' certificate of the Master Servicer of any event which with the giving of notice or lapse of time, or both, would constitute an Event of Termination or a Servicer Event of Default.

      (c) The Master Servicer shall deliver to the Agent on an annual basis within ten (10) days after receipt thereof copies of SAS 70 reports for each Sub-Servicer, or if not available the annual compliance audit for each Sub-Servicer required by Section 428(b)(l)(4) of the Higher Education Act, as amended.

      SECTION 12.08. Access to Certain Documentation and Information Regarding Pledged Student Loans; Audits. (a) Upon reasonable prior notice, the Master Servicer shall (and shall cause the Sub-Servicers to) provide to the Indenture Trustee and the Agent access to the all files and documents in its possession relating to the Pledged Student Loans. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Master Servicer (or the applicable Sub-Servicer). Nothing in this Section 12.08 shall affect the obligation of the Master Servicer (or the applicable Sub-Servicer on its behalf) to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer (or the applicable Sub-Servicer) to provide access to information as a result of such obligation shall not constitute a breach of this
Section 12.08.

      (b) The Master Servicer shall cooperate fully with the Agent and the Lenders or any auditor or representative appointed by the Agent and the Lenders in an agreed upon procedures audit with respect to all Pledged Student Loans covering each of the items and procedures listed on Appendix F hereto (which shall include inspection of the legend on each Student Loan Note that is not a master promissory note); provided, however, that except after the occurrence and during the continuation of an Event of Termination, the Agent and the Lenders shall not request more than one such audit with respect to the Master Servicer and each Affiliated Servicer in any calendar year. In addition to the foregoing, and, subject to the terms of the applicable Sub-Servicing Agreements, the Master Servicer shall cause each Third Party Servicer to cooperate fully with the Agent and the Lenders or any auditor or representative appointed by the Agent and the Lenders in an agreed upon procedures audit with respect to all Pledged Student Loans (which shall include inspection of the legend on each Student Loan Note that is not a master promissory note); provided, however, that except after the occurrence and during the continuation of an Event of Termination, the Agent and the Lenders shall not request more than one such audit with respect to each Third Party Servicer in any calendar year.

      SECTION 12.09. Servicer Expenses. The Master Servicer shall be required to pay or cause to be paid all expenses incurred by it (or its agents acting on its behalf) in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Master Servicer and expenses incurred in connection with distributions and reports to be delivered by it hereunder, enforcement of Defaulted Pledged Student Loans and the costs of all agreed upon procedures audits described in Section 12.08.

      SECTION 12.10. Appointment of Sub-Servicers. The Master Servicer shall appoint one or more Sub-Servicers to perform all of its obligations as Master Servicer hereunder, and without notice or consent, delegate specific duties to sub-contractors who are in the business of performing such duties; provided, however, that the Master Servicer shall remain obligated and be liable to Issuer, the Agent, the Lenders and the other Secured Parties for the servicing and administering of the Pledged Student Loans, in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Sub-Servicers or other delegation of such duties and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Pledged Student Loans. The fees and expenses of each Sub-Servicer (and any such sub-contractors) shall be as agreed between the Master Servicer and the applicable Sub-Servicer or a sub-contractor from time to time and none of Issuer, Lenders, Agent, Indenture Trustee, Eligible Lender Trustee or any Secured Party shall have any responsibility therefor.

      SECTION 12.11. Maintenance of Fidelity Bond and Errors and Omission Policy. The Master Servicer shall maintain such policy or policies of insurance covering errors and omissions and a fidelity bond in respect of its officers, employees and agents with a policy limit of not less than $10,000,000 and with no deductible and a general liability policy covering the Master Servicer and its subsidiaries with a policy limit of not less than $150,000,000 with no deductible. The Master Servicer shall cause each Sub-Servicer to maintain in full force and effect, such policy or policies of insurance covering errors and omissions and a fidelity bond in respect of its officers, employees and agents in accordance with the applicable Sub-Servicing Agreement and as approved by the Agent.

      SECTION 12.12. Representations of Master Servicer. The Master Servicer makes the following representations on which Issuer, the Lenders and each Secured Party is deemed to have relied in entering into this Agreement and appointing the Master Servicer, as Master Servicer hereunder.

      (a) Organization and Good Standing. The Master Servicer is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Virginia, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to master service the Pledged Student Loans.

      (b) Due Qualification. The Master Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the master servicing of the Pledged Student Loans as required by this Agreement) shall require such qualifications.

      (c) Power and Authority of the Master Servicer. The Master Servicer has the corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party have been duly authorized by the Master Servicer by all necessary corporate action.

      (d) Binding Obligation. This Agreement and each of the other Transaction Documents to which it is a party constitutes a legal, valid and binding obligation of the Master Servicer enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally, and subject to general principles of equity.

      (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under the certificate of formation or operating agreement of the Master Servicer, or any indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); which breach or default could reasonably be expected to have a Material and Adverse Effect on the condition of the Master Servicer, financial or otherwise, or adversely affect the transactions contemplated by this Agreement; nor violate any law or, to the knowledge of the Master Servicer, any order, rule or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

      (f) No Proceedings. There are no proceedings, or, to the Master Servicer's best knowledge, investigations pending, or, to the Master Servicer's best knowledge, threatened against the Master Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties: (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, and the other Transaction Documents, or (iii) seeking any determination or ruling that could reasonably be expected to have a Material and Adverse Effect on the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party.

      (g) No Amendment or Waiver. No provision of a Pledged Student Loan has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the files relating to such Pledged Student Loan.

      (h) Collection Practices. The servicing and collection practices used by the Master Servicer (or each Sub-Servicer on its behalf) with respect to the Pledged Student Loans have been in all respects in compliance with Accepted Servicing Procedures, and all applicable laws and regulations.

      (i) Location of Files Relating to Pledged Student Loans. The files and records relating to each Pledged Student Loan are kept in the offices of the applicable Sub-Servicer on behalf of the Master Servicer identified to the Agent in writing prior to the date hereof, or at such other office identified to the Agent in writing, and all such files have been delivered to and are in the possession of the applicable Sub-Servicer.

      (j) Not an Investment Company. The Master Servicer is not required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      (k) Accuracy of Information. All information supplied by, or on behalf of, the Master Servicer in writing to the Indenture Trustee, or the Agent in connection with this Agreement, any Transaction Document or the transactions contemplated thereby is true and accurate in all material respects. No information furnished by the Master Servicer to the Indenture Trustee and the Agent in connection with this Agreement, any Transaction Document or the transactions contemplated thereby contained any material misstatement.

      (l) Possession of Purchase and Sale Agreements. The Master Servicer has in its possession an original of each Purchase and Sale Agreement described in
Section 5.02(m) hereof (including each Purchase and Sale Agreement described in parentheticals to such Sections).

      SECTION 12.13. Sub-Servicing Limitations. The Master Servicer shall not permit any Pledged Student Loans to be serviced by any Sub-Servicer (other than the Sub-Servicers servicing the Pledged Student Loans on the date hereof) without first obtaining the written consent of the Agent, the Conduit Lenders and the Majority Committed Lenders and demonstrating to the satisfaction of the Agent that all requirements and conditions required by the Agent applicable to such new Sub-Servicer have been satisfied in all material respects for such Sub-Servicer, which satisfaction shall be evidenced by such written consent, and delivering to the Agent an opinion of counsel addressed to the Lenders, Issuer, the Indenture Trustee and the Agent in form and substance and written by counsel acceptable to the Agent including, without limitation, an opinion to the effect that each action necessary to perfect a first priority security interest in each of the Pledged Student Loans being or to be serviced by such Sub-Servicer has been accomplished and that the perfection and priority of the Indenture Trustee's security interest in the Collateral will not be affected by the use of such Sub-Servicer, or if it will be affected, setting forth the steps necessary to continue such perfection and priority, and completing such steps to the satisfaction of the Agent at the Master Servicer's expense.

      SECTION 12.14. Indemnities of Master Servicer. The Master Servicer agrees to indemnify each Indemnified Party for Indemnified Amounts arising out of or resulting from any of the following:

            (i) reliance on any representation or warranty made or deemed made by the Master Servicer or any Sub-Servicer under this Agreement or any other Transaction Document to which it is a party, which shall have been false or incorrect when made or deemed made;

            (ii) the failure by the Master Servicer or any Sub-Servicer to comply with any term, provision or covenant contained in any Transaction Document to which it is party or with any applicable law, rule or regulation with respect to any Pledged Student Loan or the Related Security;

            (iii) the commingling of Collections with any other funds; and

            (iv) any claim brought by any Person arising from any activity by the Master Servicer or any Sub-Servicer in servicing, administering or collecting any Student Loan; and

            (v) any action or omission by the Master Servicer or any Sub-Servicer that reduces or impairs the rights of the Agent or any Lender with respect to any Collateral or the value of any such Collateral.

Any amounts subject to the indemnification provisions of this Section 12.12 shall be paid by the Master Servicer to the related Indemnified Party within five Business Days following demand therefor accompanied by reasonable supporting documentation with respect to such amounts.

      SECTION 12.15. Collegiate Funding Master Servicing, L.L.C. Not To Resign as Master Servicer. Without the prior written consent of the Agent, the Conduit Lenders and the Majority Committed Lenders, Collegiate Funding Master Servicing, L.L.C. shall not resign from the obligations and duties hereby imposed on it as Master Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Collegiate Funding Master Servicing, L.L.C. as Master Servicer shall be communicated to the Eligible Lender Trustee, the Agent and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an opinion of counsel (in form and substance reasonable acceptable to the Agent) to such effect delivered concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee, the Eligible Lender Trustee, the Agent or a successor Master Servicer reasonably acceptable to the Agent, the Conduit Lenders and the Majority Committed Lenders shall have assumed the responsibilities and obligations of Collegiate Funding Master Servicing, L.L.C., as Master Servicer hereunder.

      SECTION 12.16. Servicer Default. If any Servicer Event of Default with respect to the Master Servicer shall occur and be continuing then, and in each and every case, so long as the Servicer Event of Default shall not have been remedied, the Agent at the request of the Lenders, by notice then given in writing to the Master Servicer may terminate all the rights and obligations of the Master Servicer in such capacity under this Agreement and each of the other Transaction Documents to which it is a party, as Master Servicer. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Student Loan Notes or the Pledged Student Loans or otherwise, shall, without further action, pass to and be vested in the Agent or such successor Master Servicer as may be appointed by the Agent at the request of the Lenders; and, without limitation, the Agent and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Pledged Student Loans and related documents, or otherwise. The predecessor Master Servicer shall cooperate with the successor Master Servicer in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement and all agreements with the Sub-Servicers, including the transfer to the successor Master Servicer of its rights under all existing Sub-Servicing Agreements and for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to a Pledged Student Loan. All reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with transferring all files and other documents in respect of each Pledged Student Loan to the successor Master Servicer and amending this Agreement, the Sub-Servicing Agreements and any other Transaction Documents to reflect such succession as Master Servicer pursuant to this

Section 12.15 shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses.

      SECTION 12.17. Appointment of Successor. Upon receipt by the Master Servicer of notice of termination pursuant to Section 12.15, or the resignation by the Master Servicer in accordance with the terms of this Agreement, the predecessor Master Servicer shall continue to perform its functions as Master Servicer under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Agent of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Master Servicer shall become unable to act as Master Servicer as specified in the notice of resignation and accompanying opinion of counsel. In the event of the termination hereunder of a Master Servicer, the Agent, the Conduit Lenders and the Majority Committed Lenders shall appoint, a successor Master Servicer and the successor Master Servicer shall accept its appointment by a written assumption in form acceptable to the Agent. In the event that a successor Master Servicer has not been appointed at the time when the predecessor Master Servicer has ceased to act as Master Servicer hereunder, the Agent without further action shall automatically be appointed the successor Master Servicer.

      SECTION 12.18. Master Servicer Fee. For servicing the Pledged Student Loans under the Agreement, the Master Servicer shall be paid an amount equal to
(i) the Master Servicer's Fee less (ii) the amount of fees paid directly to the Sub-Servicers pursuant to clause third of Section 3.03(b), for each calendar month payable on each Settlement Date pursuant to clause third of Section 3.03(b).

      SECTION 12.19. Representations of Administrator. The Administrator makes the following representations on which Issuer, the Lenders and each Secured Party is deemed to have relied in entering into this Agreement and appointing the Administrator, as Administrator hereunder.

      (a) Organization and Good Standing. The Administrator is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Virginia, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to administer the Issuer and the Pledged Student Loans.

      (b) Due Qualification. The Administrator is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

      (c) Power and Authority of the Administrator. The Administrator has the corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party have been duly authorized by the Administrator by all necessary corporate action.

      (d) Binding Obligation. This Agreement and each of the other Transaction Documents to which it is a party constitutes a legal, valid and binding obligation of the Administrator enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally, and subject to general principles of equity.

      (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under the certificate of formation or operating agreement of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); which breach or default could reasonably be expected to have a Material and Adverse Effect on the condition of the Administrator, financial or otherwise, or adversely affect the transactions contemplated by this Agreement; nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

      (f) No Proceedings. There are no proceedings, or, to the Administrator's best knowledge, investigations pending, or, to the Administrator's best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, and the other Transaction Documents, or (iii) seeking any determination or ruling that could reasonably be expected to have a Material and Adverse Effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party.

      (g) Not an Investment Company. The Administrator is not required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      (h) Accuracy of Information. All information supplied by, or on behalf of, the Administrator in writing to the Indenture Trustee, or the Agent in connection with this Agreement, any Transaction Document or the transactions contemplated thereby is true and accurate in all material respects. No information furnished by the Administrator to the Indenture Trustee and the Agent in connection with this Agreement, any Transaction Document or the transactions contemplated thereby contained any material misstatement.

      SECTION 12.20. Indemnities of Administrator. The Administrator agrees to indemnify each Indemnified Party for Indemnified Amounts arising out of or resulting from any of the following:

      (i) reliance on any representation or warranty made or deemed made by the Administrator under this Agreement or any other Transaction Document to which it is a party, which shall have been false or incorrect when made or deemed made;

      (ii) the failure by the Administrator to comply with any term, provision or covenant contained in any Transaction Document to which it is party or with any applicable law, rule or regulation with respect to any Pledged Student Loan or the Related Security;

      (iii) the commingling of Collections by the Administrator with any other funds; and

      (iv) any claim brought by any Person arising from any activity by the Administrator in servicing, administering or collecting any Student Loan or in administering the Issuer; and

      (v) any action or omission by the Administrator that reduces or impairs the rights of the Agent or any Lender with respect to any Collateral or the value of any such Collateral.

Any amounts subject to the indemnification provisions of this Section 12.20 shall be paid by the Administrator to the related Indemnified Party within five Business Days following demand therefor accompanied by reasonable supporting documentation with respect to such amounts.

      SECTION 12.21. Administrator's Fee. For acting as Administrator pursuant to this Agreement, the Administrator shall be paid an amount equal to the Administrator's Fee for each calendar month payable on each Settlement Date pursuant to clause fourteenth of Section 3.03(b).

                                  ARTICLE XIII

                                  MISCELLANEOUS

      SECTION 13.01. Amendments, Etc. No amendment to or waiver of any provision of this Agreement nor consent to any departure by Issuer or Master Servicer therefrom shall in any event be effective unless the same shall be in writing and signed by the Issuer, the Master Servicer, the Agent, the Indenture Trustee, the Conduit Lenders and the Majority Committed Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall, without the consent of each affected Committed Lender, (a) amend the definitions of Eligible Student Loan, Defaulted Student Loan or Majority Committed Lenders contained in this Agreement or modify the then existing Excess Concentration Amounts; (b) amend, modify or waive any provision of this Agreement in any way which would (i) reduce the amount of principal or interest that is payable on account of any Advance or delay any scheduled date for payment thereof; (ii) reduce fees payable by the Issuer to the Agent or the Conduit Lenders which relate to payments to Committed Lenders or delay the dates on which such fees are payable; or (iii) modify any provisions relating to reserves so as to reduce such reserves; (c) agree to the payment of a different rate of interest on the Advances pursuant to Section 2.02(a)(ii) of this Agreement; (d) amend or waive the Event of Termination relating to the bankruptcy of the Issuer or any Affiliated Originator in Section 8.01 of this Agreement; (e) amend this Section
13.01 in any way other than expanding the list of amendments, waivers or consents that require the consent of each Committed Lender; and provided further, that the consent of a Committed Lender shall be required to (a) increase the amount of its Commitment and (b) extend the termination date of its Commitment. Any such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. To the extent the consent of any of the parties hereto (other than the Issuer and the Master Servicer) is required under any of the Transaction Documents, the determination as to whether to grant or withhold such consent shall be made by such party in its sole discretion without any implied duty toward any other Person, expect as otherwise expressly provided herein or therein. The parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, Lenders may also be required to obtain the approval of some or all of the Program Support Providers or to obtain confirmation from certain Rating Agencies that such amendment, waiver or consent will not result in a withdrawal or reduction of the ratings of the Promissory Notes.

      SECTION 13.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth on
Exhibit 13.02 of this Agreement or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

      SECTION 13.03. No Waiver; Remedies. No failure on the part of Issuer, the Agent, any Affected Party, any Indemnified Party, the Indenture Trustee, the Eligible Lender Trustee or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof (unless waived in writing); nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      SECTION 13.04. Binding Effect; Survival. This Agreement shall be binding upon and inure to the benefit of Issuer, the Agent, the Indenture Trustee, the Eligible Lender Trustee, the Master Servicer, the Lenders, and their respective successors and assigns, and the provisions of Section 4.02 and Article XI shall inure to the benefit of the Affected Parties and the Indemnified Parties, respectively, and their respective successors and assigns; provided, however, nothing in the foregoing shall be deemed to authorize any assignment not permitted by Section 10.01. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. The rights and remedies with respect to any breach of any representation and warranty made or deemed made by Issuer pursuant to Article VI and the indemnification and payment provisions of Articles IX and XI and Sections 2.06, 4.02, 13.05, 13.06 and 13.12 shall be continuing and shall survive any termination of this Agreement.

      SECTION 13.05. Costs, Expenses and Taxes. In addition to its obligations under Article XI, Issuer agrees to pay within three Business Days of demand:

      (a) all reasonable costs and expenses incurred by the Agent, any Program Support Provider, the Indenture Trustee, the Eligible Lender Trustee and the Lenders and their respective Affiliates in connection with due diligence, negotiation, preparation, execution and delivery, the administration (including periodic auditing) the amendment to, or waiver of, or the enforcement of, or any actual or claimed breach of, this Agreement and the other Transaction Documents, including, without limitation (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents, and (ii) all reasonable out-of-pocket expenses (including reasonable fees and expenses of independent accountants), incurred in connection with any review of Issuer's or the Master Servicer's books and records either prior to the execution and delivery hereof or pursuant to Section 7.01(c) or any Sub-Servicing Agreement; and

      (b) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents, and agrees to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

      SECTION 13.06. No Proceedings. Issuer, the Indenture Trustee and the Agent each hereby agrees that it will not institute against any Conduit Lender, or join any other Person in instituting against any Conduit Lender, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Promissory Notes issued by such Conduit Lender shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Promissory Notes shall have been outstanding. The foregoing shall not limit Issuer's right to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted by any Person other than Issuer. The provisions of this Section 13.06 shall survive the termination of this Agreement.

      SECTION 13.07. Captions and Cross References. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

      SECTION 13.08. Integration. This Agreement and the other Transaction Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

      SECTION 13.09. GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY,

AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES), EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF INDENTURE TRUSTEE AND THE SECURED PARTIES IN THE COLLATERAL IS GOVERNED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

      SECTION 13.10. WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. ISSUER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY BE IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY TRIAL. EACH OF THE ISSUER AND THE MASTER SERVICER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE COURTS OF THE UNITED STATES LOCATED IN THE STATE OF NEW YORK FOR THE PURPOSE OF ADJUDICATING ANY CLAIM OR CONTROVERSY ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND, FOR SUCH PURPOSE, HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE THEREIN OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS
SECTION 13.10 SHALL AFFECT THE RIGHT OF ANY LENDER, THE AGENT OR THE INDENTURE TRUSTEE TO BRING ANY ACTION OR PROCEEDING AGAINST ANY PARTY HERETO OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

      SECTION 13.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

      SECTION 13.12. No Recourse Against Other Parties. No recourse under any obligation, covenant or agreement of the Issuer, the Master Servicer, the Lenders, the Agent, the Program Support Providers, the Indenture Trustee or the Eligible Lender Trustee contained in this Agreement shall be had against any stockholder, member, employee, officer, director, or incorporator of any such Person; provided, however, that nothing in this Section 13.12 shall relieve any of the foregoing Persons from any liability which such Person may otherwise have for his/her or its gross negligence or willful misconduct.

      SECTION 13.13. Confidentiality.

      (a) Notwithstanding any other provision herein, each of the parties hereto (and each employee, representative or other agent of each such party) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transaction (the "Transaction") contemplated by this Agreement and the Transaction Documents and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities laws.

      (b) Subject to the provisions of the foregoing paragraph (a), each of the Issuer and the Master Servicer agrees that it shall not (and shall not allow any of its Affiliates to) disclose to any Person or entity the existence of this Agreement, the other Transaction Documents or the terms hereof (including, without limitation, any specific pricing information provided by the Agent and its Affiliates or the amount or terms of any fees payable to the Agent and its Affiliates in connection with the Transaction) or the structure of the Transaction, any related structures developed by the Agent and its Affiliates for the Issuer or the Master Servicer, any related analyses, computer models, information or documents, any written or oral reports from the Agent and its Affiliates to the Issuer or the Master Servicer or any related written information, to the extent that such items do not constitute Structure and Tax Aspects under Internal Revenue Code Sections 6011, 6111 and 6112 or the regulations promulgated thereunder, or the existence and status of any ongoing negotiations between the Issuer and its Affiliates and the Agent and its Affiliates concerning the Transaction (collectively, the "Product Information"), except to its and its Affiliates' employees, officers, directors, advisors, representatives, accountants, legal counsel and agents (collectively, the "Company Representatives") who have a need to know the Product Information for the purpose of assisting in the negotiation and completion of the Transaction and who agree to be bound by the provisions of this Section 13.13 and to use such Product Information only in connection with the Transaction and not for any other purpose. The Issuer will be responsible for any failure of any Company Representative to comply with the provisions of this Section 13.13. "Product Information" shall not include, however, information that is a matter of general public knowledge or has heretofore been or is hereafter published in any source generally available to the public other than as a result of a disclosure by any person required to keep such information confidential as provided in this section. The Issuer and the Master Servicer may disclose Product Information to the extent required by applicable law, regulation, subpoena or other legal process.

      (c) Each of the Secured Parties agrees (i) to keep all non-public information with respect to the Issuer and the Master Servicer and their respective Affiliates which such Secured Party receives pursuant to the Transaction Documents (collectively, the "Issuer Information") confidential and to disclose Issuer Information only to those of its officers, employees, agents, accountants, legal counsel and other representatives of the Secured Parties (collectively, the "Secured Party Representatives"), to the rating agencies or to their Program Support Providers which, in each case, may have a need to know or review such Issuer Information for the purpose of assisting in the negotiation, completion, administration and evaluation of the Facility (ii) to use the Issuer Information only in connection with the Facility and not for any other purpose; and (iii) to cause its related Secured Party Representatives to comply with the provisions of this Section 13.13(c).

      (d) The provisions of this Section 13.13(e) shall not apply to any Issuer Information that is a matter of general public knowledge or that has heretofore been made available to the public by any Person other than such Secured Party Representative or that is required to be disclosed by law or is requested by any authority with jurisdiction over any Secured Party or Secured Party Representative or any of its Affiliates.

      (e) Notwithstanding the foregoing, the Issuer Information may be disclosed by any Secured Party to permitted assignees and participants and potential assignees and participants in the Facility to the extent such disclosure is made pursuant to a written agreement of confidentiality substantially similar to this Section 13.13(e).

      (f) The provisions of this Section 13.13 shall survive the termination of this Agreement.

      SECTION 13.14. Limitation of Liability. No claim may be made by the Issuer, Master Servicer, any of their Affiliates, or any other Person against the Lenders, any Program Support Provider, the Agent, the Indenture Trustee or the Eligible Lender Trustee or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the Issuer and the Master Servicer hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      COLLEGIATE FUNDING SERVICES RESOURCES I,
                                      LLC, as Issuer

                                      By: /s/ Kevin Landgraver
                                          --------------------------------------
                                      Title: Chief Financial Officer & Treasurer

                                      CRC FUNDING, LLC, as Conduit Lender

                                      By: CITICORP NORTH AMERICA, INC., as
                                      its attorney-in-fact

                                      By: /s/Sumeet Wadhera
                                            ------------------------------------
                                      Title: Vice President

                                      Pro Rata Share: 100%

                                      CITIBANK, N.A.,
                                      as a Committed Lender

                                      By: /s/ Sumeet Wadhera
                                          -----------------------------------
                                          Title: Vice President

                                      Commitment: $500,000,000

                                      CITICORP NORTH AMERICA, INC.,
                                      as Agent

                                      By: /s/ Sumeet Wadhera
                                          --------------------------------------
                                          Title: Vice President

                                      U.S. BANK NATIONAL ASSOCIATION, as
                                      Eligible Lender Trustee and as
                                      Indenture Trustee

                                      By:/s/ William Sicking
                                         -------------------------------------
                                         Title: Vice President & Trust Officer

                                      COLLEGIATE FUNDING PORTFOLIO
                                      ADMINISTRATION, L.L.C., as Administrator

                                      By: /s/ Kevin A. Landgraver
                                          ------------------------------------
                                          Name: Kevin A. Landgraver
                                          Title: Treasurer

                                        COLLEGIATE FUNDING MASTER SERVICING,
                                        L.L.C., as Master Servicer

                                        By: /s/ Kevin A. Landgraver
                                            ------------------------------------
                                            Name: Kevin A. Landgraver
                                            Title: Treasurer

                                   APPENDIX A

                                   DEFINITIONS

      This is Appendix A to the Indenture, dated as of July 23, 2003 among Collegiate Funding Services Resources I, LLC, as Issuer, CRC Funding, LLC, as Conduit Lender, the other financial institutions from time to time party thereto, as Conduit Lenders, the financial institutions from time to time party thereto, as Committed Lenders, Citicorp North America, Inc. as Agent, U.S. Bank National Association, as Indenture Trustee and as Eligible Lender Trustee, Collegiate Funding Portfolio Administration, L.L.C., as Administrator, and Collegiate Funding Master Servicing, L.L.C. as Master Servicer (as amended, supplemented or otherwise modified from time to time, this "Agreement"). Each reference in this Appendix A to any Section, the Preamble, Appendix or Exhibit refers to such Section of or Appendix, Preamble or Exhibit to this Agreement.

      A. Defined Terms. As used in this Agreement, unless the context requires a different meaning, the following terms have the meanings indicated below (such definitions to be applicable to both the singular and plural forms of such terms):

      "Accepted Servicing Procedures" means that the Master Servicer shall (or shall cause the applicable Sub-Servicer to) manage, service, administer and make collections on the Pledged Student Loans with reasonable care, using that degree of skill and attention that the Master Servicer (or such Sub-Servicer) exercises with respect to all comparable student loans that it services but, in any event, in accordance with customary and usual standards of practice of prudent lenders and loan servicers administering similar student loans. The Master Servicer shall (or shall cause the applicable Sub-Servicer to) manage, service, administer and make collections with respect to the Pledged Student Loans in accordance with, and otherwise comply with, all applicable federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any applicable Guarantee Agreement. These procedures shall include collection and posting of all payments, responding to inquiries of borrowers on such Pledged Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending billing statements or payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and quarterly statements with respect thereto to the Agent. The Master Servicer shall (or shall cause the applicable Sub-Servicer to) follow its customary standards, policies and procedures in performing its duties as Master Servicer (or Sub-Servicer, as the case may be).

      "Account Control Agreement" means each Account Control Agreement among the Issuer, the Indenture Trustee and the Securities Intermediary with respect to an Account, in the form and substance attached as Exhibit A.

      "Accounts" means the Disbursement Account, the Collection Account, the Reserve Account and the Residual Payments Account.

      "Add-on Loan" means a Federal Consolidation Loan made by the Issuer to a student within 180 days after such student has consolidated other Student Loans.

      "Administrative Expenses" means the administrative and operating expenses of the Issuer, excluding the Master Servicer's Fee and the Administrator's Fee.

      "Administrator" has the meaning set forth in the preamble.

      "Administrator's Fee" means an aggregate amount equal to (i) for each Settlement Period other than the initial Settlement Period, the product of (a) the outstanding weighted average Principal Balance of all Pledged Student Loans during such Settlement Period multiplied by (b) 0.0083% and (ii) for the initial Settlement Period, the product of (a) the outstanding weighted average Principal Balance of all Pledged Student Loans during such Settlement Period multiplied by
(b) 0.0083% multiplied by (c) a fraction equal to the number of days in the initial Settlement Period divided by 30; in each case, payable to the Master Servicer and/or the Sub-Servicers pursuant to Section 3.03(b) and the provisions of Section 12.21 of the Agreement.

      "Advance" has the meaning set forth in Section 1.01.

      "Affected Party" means each of the Lenders, each Program Support Provider, the Eligible Lender Trustee and any assignee or participant of any Lender or any Program Support Provider.

      "Affiliate" when used with respect to a Person, means any other Person controlling, controlled by, or under common control with, such Person.

      "Affiliated Originators" means those Affiliates of the Issuer set forth on Appendix B and such other affiliated originators as may be approved by the Agent and the Lenders from time to time in writing, in each case that are party to a Purchase and Sale Agreement.

      "Affiliated Servicer" means each of CFS-SunTech Servicing LLC, and each other Sub-Servicer that is an Affiliate of the Issuer.

      "Agent" has the meaning set forth in the preamble.

      "Agent's Account" means the special account number 40517805 of the Indenture Trustee maintained at the office of Citibank, N.A. at New York, New York, or such other account as may be so designated in writing by the Agent to Issuer and the Indenture Trustee.

      "Agent's Office" means the office of the Agent at 450 Mamaroneck Avenue, Harrison, New York 10528, or such other address as shall be designated by the Agent in writing to Issuer and the Lenders.

      "Agreement" has the meaning set forth in the first paragraph of this Appendix A.

      "Alternate Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the highest of:

      (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time as Citibank's base rate;

      (b) the Federal Funds Rate (as defined below) most recently determined by the Reference Bank plus 0.50%; and

      (c) 1/2 of one percent per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each Monday (or, if any such day is not a Business Day on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, in either case, adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Reference Bank in connection with extensions of credit.

      "Approvals" has the meaning set forth in Section 6.01(d).

      "Approved Origination Agreement" means (i) the Loan Origination and Servicing Agreement entered into as of July 23, 2003 by and between CFS-SunTech Servicing LLC and CFO; (ii) the Sub-Servicing & Student Loan Origination and Servicing Agreement dated on or about July 23, 2003 among Great Lakes Educational Loan Services, Inc., the Master Servicer and CFO; and (iii) the Student Loan Origination and Servicing Agreement dated on or about July 23, 2003 among LoanStar Systems, Inc., CFO, the Issuer and the Master Servicer and (iv) each other Origination Agreement in such form which is approved by the Agent and the Lenders in writing prior to the execution thereof.

      "Asset Coverage Ratio" for any Calculation Date means the ratio of (i) Collateral Value to (ii) the sum of the Total Outstanding Advances, accrued and unpaid interest (to the extent not previously capitalized), Fees and Master Servicer's Fees as of such Calculation Date.

      "Assignment and Acceptance" means an Assignment and Acceptance Agreement in substantially the form and substance of Exhibit 10.01(a) attached hereto and delivered to the Agent in connection with an assignment of a Lender's obligations hereunder in accordance with Section 10.01(a).

      "Available Funds" means (i) all Collections, (ii) all Reassignment Amounts, (ii) all Monthly Advances and (iv) all Investment Earnings.

      "Borrowing" means the aggregate Advances made on a Borrowing Date.

      "Borrowing Date" means each date on which a Borrowing is consummated, which date shall be a Business Day.

      "Borrowing Deficit" has the meaning set forth in Section 1.02(c).

      "Borrowing Notice" has the meaning set forth in Section 1.02(a).

      "Business Day" means a day on which both (a) the Agent at its principal office in New York City is open for business and (b) commercial banks in New York City are not authorized or required to be closed for business.

      "Calculation Date" means (a) the last date of each Settlement Period utilized in providing the Monthly Report and in determining the Asset Coverage Ratio or (b) if different, (i) with respect to the determination of Asset Coverage Ratio in connection with the release of Released Student Loans pursuant to Section 1.04, the last date of the Settlement Period immediately preceding such release or such other date as determined by the Agent, (ii) with respect to the determination of Asset Coverage Ratio in connection with a Borrowing pursuant to Section 5.02(d), the last date of the Settlement Period immediately preceding such Borrowing after giving effect to such Borrowing, (iii) with respect to the determination of Asset Coverage Ratio in connection with the occurrence of a Material Adverse Change in the condition of any Private Loan Guarantor or Sub-Servicer, the last date of the Settlement Period immediately preceding such release or such other date as determined by the Agent or (iv) any other date as may be mutually agreed upon by the Agent and the Master Servicer or upon which the Agent conducts a Portfolio Valuation pursuant to Section 8.02(e).

      "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under U.S. generally accepted accounting principles, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with United States generally accepted accounting principles.

      "Career School/Non Degree Granting Institution Loan" means except as otherwise approved as such in writing by the Agent, the Conduit Lenders and the Majority Committed Lenders, a FFELP Loan, the borrower of which is attending an accredited institution, which is a career school or is not a degree granting institution; provided, however, that Student Loans to students attending DeVry Institute and The University of Phoenix shall not constitute Career School/Non Degree Granting Institution Loans.

      "CFO" Collegiate Funding Originations, LLC, a Delaware limited liability company.

      "CFO Purchase and Sale Agreement" means the Purchase and Sale Agreement dated as of July 23, 2003 among CFO, the Issuer, and the Eligible Lender Trustee.

      "CFS" means Collegiate Funding Services, L.L.C., a Delaware limited liability company.

      "Citibank" means Citibank, N.A.

      "Closing Date" means July 23, 2003.

      "CNAI" has the meaning set forth in the preamble.

      "Code" means the Internal Revenue Code of 1986, as amended, and the regulations, rulings and proclamations promulgated thereunder.

      "Collateral" means all of Issuer's (and the Eligible Lender Trustee's) right, title and interest in, to and under the following: (i) the Financed Student Loans and any additional Student Loans which are not Financed Student Loans but which have been purchased, originated, funded or otherwise acquired with funds on deposit in the Collection Account pursuant to the provisions of
Section 3.03(e) and each other Student Loan that is otherwise financed pursuant to this Agreement (collectively, the "Pledged Student Loans"); (ii) the Related Security, (iii) all right, title and interest with respect to the Pledged Student Loans under the Guarantee Agreements; (iv) all Interest Subsidy Payments and Special Allowance Payments with respect to any Pledged Student Loan that is an FFELP Loan; (v) all borrower interest with respect to Pledged Student Loans;
(vi) the Accounts and any other account established by Issuer pursuant to the Agreement in the name of the Indenture Trustee for the benefit of the Secured Parties, and all investments therein; (vii) all funds on deposit in the accounts described in clause (vi), together with all certificates and instruments, if any, from time to time evidencing such accounts, and funds on deposit and all investments made with such funds, all claims thereunder or in connection therewith, and interest, dividends, moneys, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of any or all of the foregoing; (viii) all right, title and interest under each Purchase and Sale Agreement, each Sub-Servicing Agreement, each purchase agreement, the other Transaction Documents and each other document, instrument, certificate and agreement relating to the collecting, servicing and administration of any Pledged Student Loan, the Issuer or the transactions contemplated by the Transaction Documents (other than such right, title and interest as it relates solely to Student Loans which no longer constitute part of the Collateral); (ix) the Demand Note, all additional indebtedness from time to time owed to the Issuer by CFS and related to the Demand Note, and the instruments evidencing such indebtedness, the Residual Payments Account, the Residual Payments Account Control Agreement, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the foregoing, and all of Issuer's rights as secured party with respect to the foregoing and the collateral pledged thereunder; (x) all books and records (including computer tapes and disks) related to the foregoing; (xi) all other personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights, commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles) and (xii) all Collections and other proceeds of any and all of the foregoing.

      "Collateral Value" means (i) the lesser of (a) the Net Pool Balance less any discount paid by Issuer on Private Loans which do not have the benefit of a Private Loan Guarantee Agreement less (without duplication) any discount reflected in the Advances made in connection with Borrowings to finance any Private Loans and (b) if the Agent has obtained a Portfolio Valuation with respect to all of the Pledged Student Loans as of the last Calculation Date, the result of the Portfolio Valuation that causes it to be consistent with a program rated the equivalent of "A2" by Moody's as reasonably determined by the Agent using the ratings methodology the Agent employs for rating the Note, plus (ii) Collections in bank accounts maintained in the name of the Indenture Trustee in which no funds other than Collections are deposited and the balances of which are swept into the Collection Account within 15 days pursuant to the applicable Sub-Servicing Agreements, plus (iii) without duplication, funds (including Eligible Investments) held in the Collection Account, Reserve Account (excluding all upfront and origination fees on deposit therein in connection with Private Loans that do not have the benefit of a Private Loan Guarantee Agreement) and Disbursement Account (other than Monthly Rebate Fees).

      "Collection Account" means the account established at a Qualified Institution, in the name of the Indenture Trustee, for the benefit of the Secured Parties, which account has been designated as the Collection Account, and any other account designated as the Collection Account by the Indenture Trustee or the Agent.

      "Collections" means (i) all funds which are received by Issuer, the Master Servicer, any Sub-Servicer or the Indenture Trustee or any other Person on behalf of Issuer from or on behalf of the related Obligors in payment of any amounts owed (including, without limitation, all Interest Subsidy Payments, Special Allowance Payments, Guarantee Payments, Reimbursement Payments, finance charges, interest and all other charges) in respect of the Pledged Student Loans, or applied to such amounts owed by such Obligors, (ii) all funds received pursuant to the Sub-Servicing Agreements, including all payments representing the purchase price of any repurchased Pledged Student Loan, (iii) all funds drawn on the Premium Letter of Credit, and (iv) all funds received by Issuer, the Indenture Trustee or the Master Servicer pursuant to the Purchase and Sale Agreements or from any other source in respect of the Pledged Student Loans.

      "Committed Lender" has the meaning set forth in the preamble.

      "Committed Lender Termination Date" has the meaning set forth in Section 1.07.

      "Commitment" means the obligation of a Committed Lender to make Advances pursuant to this Agreement up to an aggregate amount equal to the amount set forth under such Committed Lender's name on the signature pages to this Agreement, in each case as the same may be amended by Assignment and Acceptances from time to time)

      "Company Representatives" has the meaning set forth in Section 13.13(b).

      "Conduit Lender" has the meaning set forth in the preamble.

      "Covered Claim" means (a) any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements arising out of or related to the Transaction Documents or the funding of the Advances or in respect of any Pledged Student Loan, including without any limitation Indemnified Amounts payable under Section 11.01 of this Agreement, but excluding recourse for any Defaulted Student Loan which is a Defaulted Student Loan solely due to the default of the Obligor on the Student Loan and (b) any indemnity claim and any claim arising from (i) the failure to comply with any Transaction Document, (ii) from the inaccuracy of any representation or warranty, or (iii) from any action, event, circumstances or condition that would give rise to an indemnity claim or repurchase obligation.

      "Coverage Condition" means the requirement that for any Calculation Date the Asset Coverage Ratio is greater than or equal to 100.1%.; provided, however, that for the first 90 days after the Closing Date, "Coverage Condition" means the requirement that for any Calculation Date the Asset Coverage Ratio is greater than or equal to 100%.

      "Coverage Condition Certificate" means a certificate certifying as to the Coverage Condition substantially in the form of Exhibit 5.02(d) to the Agreement.

      "Credit and Collection Policy" means the policies and procedures attached hereto as Appendix E with respect to the origination and collection of Private Loans as such policies and procedures may be amended from time to time with the written consent of the Agent.

      "Custody Agreement" means a custody agreement made by a Sub-Servicer in favor of the Indenture Trustee with respect to the Pledged Student Loans dated as of the Closing Date.

      "Default Ratio" means the Federal Default Ratio and/or the Private Loan Default Ratio, as applicable.

      "Defaulted Amount" means, as of any date, with respect to any Private Loan that is a Defaulted Pledged Student Loan and (x) that does not have the benefit of a Private Loan Guarantee Agreement or (y) that does have the benefit of a Private Loan Guarantee Agreement but the related Private Loan Guarantor has failed to make when due the appropriate Guarantee Payment with respect thereto or with respect to which payment shall not have been made within 120 days of request therefor, the aggregate outstanding Principal Balance plus accrued interest of such Private Loan.

      "Defaulted Pledged Student Loan" means any Pledged Student Loan that is a Defaulted Student Loan.

      "Defaulted Student Loan" means any Student Loan (i) that is defaulted with respect to any applicable servicing requirements; (ii) (A) with respect to any FFELP Loan, as to which any payment, or portion thereof, is defaulted under the terms of the FFELP Program unless such Student Loan is in Deferment or (B) with respect to any Private Loan, is more than 120 days past due from the original due date therefor; or (iii) the Obligor of which is the subject of an Event of Bankruptcy or is deceased or disabled.

      "Defaulting Committed Lender" has the meaning set forth in Section
1.02(c).

      "Deferment" means (i) with respect to Federal Loans, the period permitted by the Higher Education Act and the policies of the applicable FFELP Guarantor as being a period during which a borrower under a Federal Loan may postpone making payments of principal or interest and (ii) with respect to Private Loans, the period specified in the Credit and Collection Policies governing such Private Loan.

      "Demand Note" means that certain Non-Recourse Demand Note made by CFS to the order of the Issuer dated July 23, 2003 in the original principal amount of $20,000,000 which evidences indebtedness of CFS to the Issuer payable on demand pursuant to the terms of the Demand Note, the Residual Payments Account Control Agreement and this Agreement, and which note was provided to the Issuer as part of the initial capitalization of the Issuer, and which is secured by the Demand Note Collateral, as the same may from time to time be amended, restated, supplemented or otherwise modified, and any instrument given substitution or as a replacement therefor at any time.

      "Demand Note Collateral" means the collateral described in the Demand
Note.

      "Department" means the United States Department of Education, or any successor thereto or to the functions thereof.

      "Disbursement Account" means the account established at a Qualified Institution, in the name of the Indenture Trustee, for the benefit of the Secured Parties, which account has been designated as the Disbursement Account, and any other account designated as the Disbursement Account by the Agent or by the Indenture Trustee with the written consent of the Agent.

      "Dollars" means dollars in lawful money of the United States of America.

      "Due Diligence Error Rate" means, with respect to the Master Servicer or any Sub-Servicer, the error rate of such servicer in complying with the Due Diligence Requirements as such error rate is determined by the annual compliance audit of the Master Servicer's or such Sub-Servicer's FFELP Program loan portfolio conducted by a qualified certified independent accountant pursuant to the Higher Education Act.

      "Due Diligence Requirements" means the due diligence requirements established from time to time pursuant to the Higher Education Act and any regulations promulgated by the Secretary of Education thereunder from time to time regarding the activities required to be performed by or on behalf of a lender with respect to delinquent or defaulted loans, including the requirements set forth in 34 C.F.R. Section 682.411.

      "Eligible Borrower" means, (i) with respect to any FFELP Loan, an Obligor who is eligible under the Higher Education Act to be the obligor of a Student Loan for financing a program of education at an Eligible Institution or for consolidating two or more such Student Loans, including an Obligor who is eligible under the Higher Education Act to be an obligor of a loan made pursuant to Section 428A, 428B, 428C or 428H of the Higher Education Act (20 U.S.C. Sections 1078-1. 1078-2, 1078-3, or 1078-8) and (ii) with respect to any Private Loan, is a matriculated student at an Eligible Institution.

      "Eligible Pledged Student Loan" means a Pledged Student Loan that is an Eligible Student Loan as of the date it became a Pledged Student Loan.

      "Eligible Institution" means an institution that is (i) an accredited institution of higher education, (ii) a vocational school or (iii) any other institution that, in all of the above cases, is an "eligible institution" as defined in the Higher Education Act.

      "Eligible Investments" means cash or any one or more of the following obligations or securities:

      (a) marketable direct obligations issued or unconditionally guaranteed by the United States government and backed by the full faith and credit of the United States government;

      (b) domestic and Eurodollar certificates of deposit and time deposits, bankers' acceptances and floating rate certificates of deposit issued by any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations), which, at the time of acquisition, are rated A - 1 (or better) by S&P (or its successors) or P-1 (or better) by Moody's (or its successors);

      (c) commercial paper of United States and foreign banks and bank holding companies and their subsidiaries and United States and foreign finance, commercial industrial or utility companies which, at the time of acquisition, are rated A-1 (or better) by S&P (or its successors) or P-1 (or better) by Moody's (or its successors);

      (d) marketable direct obligations of any state of the United States of America or any political subdivision of any such state given on the date of such investment the highest credit rating by Moody's (or its successors) and S&P (or its successors); and

      (e) shares in mutual funds rated "Aa2" or higher by Moody's or rated "AA" or higher by S&P (in any amount) issued by a bank, trust company or insurance company with its principal place of business in the United States of America which has a combined capital, surplus and undivided profits of at least $100 million;

      provided, that all such Eligible Investments in clauses (a) through (e) above shall mature in accordance with the provisions specified in Section 3.01(f) of the Agreement and provided further that the Issuer and the Indenture Trustee have not been notified in writing by the Agent that such investment is "ineligible".

      "Eligible Lender Trust Agreement" means each eligible lender trust agreement between the Eligible Lender Trustee and the Issuer.

      "Eligible Lender Trustee" has the meaning set forth in the preamble.

      "Eligible Lender Trustee Event of Default" means (i) the Eligible Lender Trustee shall fail in any material respect to perform or observe any term, covenant or agreement that is an obligation of the Eligible Lender Trustee under this Agreement, an Eligible Lender Trust Agreement or any Transaction Document and such failure continues unremedied for thirty days after (a) written notice thereof shall have been given by the Agent to the Issuer or the Eligible Lender Trustee or (b) the Eligible Lender Trustee or the Issuer has actual knowledge thereof or (ii) any representation or warranty made or deemed to be made by the Eligible Lender Trustee (or any of its officers) under or in connection with an Eligible Lender Trust Agreement or any Transaction Document shall prove to have been false or incorrect in any material respect when made and, if such condition is capable of being remedied, such condition shall remain unremedied for 30 days after (a) written notice thereof shall have been given by the Agent to the Issuer or the Eligible Lender Trustee or (b) the Eligible Lender Trustee or the Issuer has actual knowledge thereof.

      "Eligible Lender Trustee Fee Letter" has the meaning set forth in Section 4.01.

      "Eligible Student Loan" means a Student Loan, on any date of determination:

      (a) which was generated in the United States, its territories, its possessions or other areas subject to its jurisdiction on behalf of the Issuer or CFO (or any other Affiliated Originator) either directly or indirectly through the Eligible Lender Trustee pursuant to an Approved Origination Agreement and transferred to the Issuer pursuant to the CFO Purchase and Sale Agreement (or such other Purchase and Sale Agreement entered into between the Issuer and the applicable Affiliated Originator), or in the ordinary course of its business purchased by CFO (or any other Affiliated Originator) from a Third Party Originator pursuant to a Purchase and Sale Agreement and sold to the Issuer, either directly or through the Eligible Lender Trustee, pursuant to the terms of the CFO Purchase and Sale Agreement (or such other Purchase and Sale Agreement entered into between the Issuer and the applicable Affiliated Originator)(it being understood that if such Student Loan is acquired by the Issuer pursuant to a Purchase and Sale Agreement (other than the Purchase and Sale Agreements defined in clause (i) of the definition thereof), the Agent and the Lenders shall, if so requested, have received prior to such acquisition a favorable opinion or opinions of counsel to the applicable Originator(s) thereunder in form and substance reasonably satisfactory to the Agent and the Lenders) or which is an Add-on Loan related to a Federal Consolidation Loan that is an Eligible Student Loan;

      (b) that constitutes an instrument, account or a general intangible as defined in the Uniform Commercial Code as in effect in the jurisdiction that governs the perfection of the interests of Issuer therein and the perfection of the Indenture Trustee's interest therein;

      (c)   the borrower thereof is an Eligible Borrower;

      (d) the borrower thereof is a United States citizen or United States national;

      (e) (i) if such Student Loan is an FFELP Loan that is a subsidized Stafford Loan, such Student Loan qualifies the Lenders to receive Interest Subsidy Payments and Special Allowance Payments from the Department; (ii) if such Student Loan is an FFELP Loan that is a Federal Consolidation Loan, such Student Loan qualifies the holder thereof to receive Interest Subsidy Payments and Special Allowance Payments from the Department and (iii) if such Student Loan is an FFELP Loan that is a PLUS Loan, a SLS Loan or an Unsubsidized Loan, such Student Loan qualifies the holder thereof to receive Special Allowance Payments from the Department;

      (f)   is not a Defaulted Student Loan;

      (g) that provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the Principal Balance thereof by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws, including, (i) with respect to any FFELP Loan, those of the Higher Education Act or any applicable Guarantee Agreement, as applicable and (ii) with respect to any Private Loan, those of any applicable Guarantee Agreement and the Credit and Collection Policy;

      (h) with regard to which the warranty of Issuer in Section 6.01(g) is true and correct;

      (i) the sale or assignment of which to Issuer pursuant to a Purchase and Sale Agreement and the granting of a security interest to the Indenture Trustee pursuant to the Agreement does not contravene or conflict with any law or regulation, or require the consent or approval of, or notice to, any Person;

      (j)   that is denominated and payable only in Dollars in the United
States;

      (k) that together with the related Student Loan Note therefor represents the genuine, legal, valid and binding payment obligation of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity; and that has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to Issuer's knowledge, overtly threatened in writing with respect to such Student Loan;

      (l) that complied at the time it was originated or made, and on the date that such Student Loan becomes a Pledged Student Loan complies, and Issuer and its agents, with respect to such Student Loan, have at all times complied, in all material respects with all requirements of applicable federal, state and local laws and regulations thereunder, including, without limitation, (i) with respect to any FFELP Loan, the Higher Education Act and the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation B and other applicable consumer credit laws and equal credit opportunity laws, as applicable to such FFELP Loan, (ii) with respect to any FFELP Loan, all applicable FFELP Guarantee Agreements and (iii) with respect to any Private Loan complies with all applicable Private Loan Guarantee Agreements and all regulations;

      (m) with respect to any FFELP Loan, it is the subject of a valid FFELP Guarantee Agreement with an eligible FFELP Guarantor under the Higher Education Act (A) as to which a Guarantor Event of Default has not occurred and (B) which
(i) qualifies the holder thereof to receive Guarantee Payments equal to at least 98.00% of principal and interest from the Guarantor and qualifies the Guarantor to receive Reimbursement Payments thereon from the Department, (ii) with respect to which neither the Issuer nor the Eligible Lender Trustee is in default in any material respect the performance of any of its covenants and agreements made in the applicable Guarantee Agreement, (iii) with respect to which all amounts due and payable to the Department or a Guarantor, as the case may be, have been paid in full, and (iv) with respect to which no Unanticipated Change has occurred affecting such FFELP Loan which has not been approved by the Agent;

      (n) with respect to any FFELP Loan, the payment terms of which have not been altered or amended other than in accordance with the Higher Education Act and in accordance with a Reduced Rate Program and the interest rate of which is the highest rate allowed by the Higher Education Act;

      (o) that is the subject of a valid Sub-Servicing Agreement and as to which a Servicer Event of Default has not occurred;

      (p)   if such Student Loan is not an FFELP Loan, it is a Private Loan that
(i) was initially originated by a national banking association and (ii) complies in all material respects with the applicable Credit and Collection Policy and all other requirements of the related Private Loan Guarantor and such other requirements have been approved by the Agent;

      (q) if such Student Loan is a Private Loan that does not have the benefit of a Private Loan Guarantee Agreement, such Student Loan is part of a Student Loan program which has been underwritten and approved by the Agent and all origination fees with respect to such Private Loan have been deposited into the Reserve Account;

      (r) if such Student Loan is a Private Loan, all of the conditions set forth in Section 5.02(j) for a Borrowing with respect to such Student Loan and for its inclusion in the Coverage Condition shall have been satisfied;

      (s) that with respect to any Private Loan that has the benefit of a Private Loan Guarantee Agreement (i) is the subject of a valid Private Loan Guarantee Agreement with a Private Guarantor and as to which neither a Guarantor Event of Default nor a Material Adverse Change with respect to the applicable Guarantor has occurred, (ii) qualifies the Lenders to receive Guarantee Payments equal to at least 100% of principal and interest from the Guarantor, (iii) with respect to which Issuer is not in default in any material respect the performance of any of its covenants and agreements made in the applicable Guarantee, and (iv) with respect to which all amounts due and payable to a Guarantor, as the case may be, have been paid in full;

      (t) if such Student Loan is a Private Loan, the interest rate payable on such Private Loan is not less than or equal to an interest rate equal to the prime rate minus 0.50% per annum;

      (u) the inclusion of such Student Loan as an Eligible Student Loan shall not result in an Event of Termination;

      (v) with respect to which there has been no amendment to the Higher Education Act or any other federal law since the Closing Date, which would (i) reduce the rate of return on such Student Loan, (ii) reduce the guaranteed value of such Student Loan, (iii) impose any additional requirements on servicers of such Student Loan or (iv) otherwise adversely affect in any manner the interests of the Agent or the Lenders in such Student Loan unless, in each case, the Issuer, the Agent and the Lenders have all agreed in writing on an appropriate valuation for such Student Loan;

      (w) with respect to which the associated Student Loan Note is either (i) in the possession of a Third Party Servicer or (ii) in the possession of an Affiliated Servicer and, with respect to Student Loan Notes that is not represented by a master promissory note, marked with the legend set forth in
Section 7.01(q); and

      (x) with respect to which the Student Loan Note, if in electronic form or including an electronic signature, complies with all regulations, standards and other requirements provided by the applicable Guarantor or the Department relating to the validity and enforceability of such Student Loan Note, including without limitation the U.S. Department of Education Standards for Electronic Signatures in Electronic Student Loan Transactions, as revised or supplemented from time to time, and the electronic record of such Student Loan Note, or if applicable, such electronic signature, is maintained in a location and using a method consented to in writing by the Agent, the Conduit Lenders and the Majority Committed Lenders and is subject to any bailment or custody arrangements required by the Agent, the Conduit Lenders and the Majority Committed Lenders.

      "ERISA" means the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

      "ERISA Affiliate" means (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Issuer, (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the
Code) with Issuer, or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as Issuer, any corporation described in clause (i) above or any partnership or trade or business described in clause
(ii) above.

      "Eurodollar Rate" means, for any Settlement Period, an interest rate per annum (rounded upward to the nearest 1/16th of 1.00%) determined pursuant to the following formula:

         Eurodollar Rate    =                  LIBOR
                                ------------------------------------
                                1.00 - Eurodollar Reserve Percentage

         Where,

      "Eurodollar Reserve Percentage" means, for any Settlement Period, the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1.00%) in effect on the date LIBOR for such Settlement Period is determined under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to "Eurocurrency" funding (currently referred to as "Eurocurrency liabilities") having a term comparable to such Settlement Period.

      "Event of Bankruptcy" shall be deemed to have occurred with respect to a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

      "Event of Termination" has the meaning set forth in Section 8.01.

      "Excess Concentration Amount" means the sum of (i) the Private Loan Excess Amount; (ii) the Unguaranteed Private Loan Excess Amount; (iii) the Career School/Non Degree Granting Institution Loan Excess Amount; (iv) the Reduced Rate Program Excess Amount; and (v) the Rehab Loan Excess Amount where:

            "Private Loan Excess Amount" means the outstanding Principal Balance (including accrued but unpaid interest to the extent not previously capitalized) of Eligible Student Loans which are Private Loans which exceed 15% of the Net Pool Balance;

            "Unguaranteed Private Loan Excess Amount" means the outstanding Principal Balance (including accrued but unpaid interest to the extent not previously capitalized) of Eligible Student Loans which are Private Loans but which do not have the benefit of a Private Loan Guarantee Agreement;

            "Career School/Non Degree Granting Institution Loan Excess Amount" means the outstanding Principal Balance of Eligible Student Loans which are FFELP Loans which are Career School/Non Degree Granting Institution Loans which exceed 5% of the outstanding Principal Balance of Eligible Student Loans that are FFELP Loans;

            "Reduced Rate Program Excess Amount" means the outstanding Principal Balance of Eligible Student Loans which are FFELP Loans which are subject to a Reduced Rate Program of the type described in clause (a) of the definition of "Reduced Rate Program" which exceed 20% of the outstanding Principal Balance of all Eligible Student Loans that are FFELP Loans; and

            "Rehab Loan Excess Amount" means the outstanding Principal Balance of Eligible Student Loans which are Rehab Loans.

      "Excess Spread" means, the annualized percentage, calculated on the last day of each month, which is a fraction, the numerator of which is the positive difference, if any, between (x) the Expected Interest Collections for such month with respect to the Pledged Student Loans and (y) the sum of (i) all fees payable to the Master Servicer or any Sub-Servicers for such month with respect to the Pledged Student Loans, (ii) all other Fees payable hereunder for such month, (iii) all Monthly Rebate Fees for such month, and (iv) all interest payable to the Lenders in respect of the Advances for such month pursuant to
Section 2.02 and the denominator of which is the weighted average Principal Balance of all Pledged Student Loans during such month.

      "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

      "Expected Interest Collections" means, for any calendar month, the sum of
(i) the amount of interest due or accrued with respect to the Pledged Student Loans and payable by the related

Obligors thereof during such calendar month (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments estimated to have accrued with respect to Pledged Student Loans during such calendar month whether or not actually received and (iii) Investment Earnings for such calendar month.

      "Facility Termination Date" means the earliest to occur of (a) with respect to the Committed Lenders' Commitments hereunder, July 20, 2004 or, if the Facility Termination Date has been extended pursuant to Section 1.07, such later date, (b) with respect to the Conduit Lenders, the earlier of (i) the Maturity Date unless such date is extended with the consent of the parties hereto and (ii) the termination of the commitment of any Program Support Provider to the related Conduit Lender with respect to this Agreement (unless such Program Support Provider is replaced in accordance with the terms and conditions of the related Program Support Agreement or, assuming that such Program Support Provider is also a Committed Lender, the Program Limit is reduced in accordance with Section 1.07(b), (c) the date determined pursuant to
Section 8.02, (d) the Premium Letter of Credit Expiration Date and (e) the date specified by the Issuer upon at least sixty Business Day's prior written notice to the Agent and each of the Lenders.

      "FDIC" means the Federal Deposit Insurance Corporation, or any agency succeeding substantially to its responsibilities.

      "Federal Consolidation Loan" means a loan made to an Obligor pursuant to which the Obligor consolidates two or more of its PLUS Loans, SLS Loans or Stafford Loans in accordance with the Higher Education Act.

      "Federal Default Ratio" means the ratio, computed as of the last day of any Settlement Period, expressed as a percentage, of (i) the Unguaranteed Amount of the aggregate Principal Balance of all FFELP Loans which have become Defaulted Pledged Student Loans during such Settlement Period, divided by (ii) the weighted average aggregate Principal Balance of all FFELP Loans in Repayment status during such Settlement Period.

      "Federal Funds Rate" means, for any period, the per annum rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate." If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

      "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

      "Fees" means (without duplication) all fees payable by Issuer pursuant to the Program Fee Letter, the Indenture Trustee Fee Letter, the Eligible Lender Trustee Fee Letter, the Letter of Credit Provider Fee Letter and this Agreement.

      "FFELP Guarantee Agreement" means any of, and "FFELP Guarantee Agreements" means all of, the agreements pursuant to which a FFELP Guarantor guarantees Student Loans that are FFELP Loans included or to be included in the Pledged Student Loans in effect on the Closing Date and any such agreements that thereafter become effective that are approved in writing by the Agent, the Conduit Lenders and the Majority Committed Lenders, in each case as the same may be amended, supplemented or otherwise modified from time to time.

      "FFELP Guarantors" means the entities set forth on Appendix C attached hereto and any other guaranty agency which is authorized to act as a guarantor of FFELP Loans under the FFELP Program, which is in compliance with all regulatory requirements and guidelines, and which has not been specifically excluded by the Agent or the Lenders as a FFELP Guarantor by written notice to Issuer from the Agent at the time the Student Loan being guaranteed by such guarantor becomes a Pledged Student Loan.

      "FFELP Loan" means a Federal Consolidation Loan, a PLUS Loan, a SLS Loan or a Stafford Loan.

      "FFELP Program" means the Federal Family Education Loan Program authorized under the Higher Education Act, including Federal Stafford Loans authorized under Sections 427 and 428 thereof, Federal Supplemental Loans for Students authorized under Section 428A thereof, Federal PLUS Loans authorized under
Section 428B thereof, Federal Consolidation Loans authorized under Section 428C thereof and Unsubsidized Loans authorized under Section 428H thereof.

      "Final Payout Date" means the date immediately following the later to occur of (i) the Maturity Date and (ii) the date on which the principal and interest of the Note shall have been paid in full and all other amounts payable by Issuer under the Transaction Documents shall have been paid in full.

      "Financed Premium Amount" means, at any time of determination in the case of any Student Loan that is an Eligible Student Loan and that may be financed at a premium, the lesser of (a) an amount equal to the product of (i) the Principal Balance of such Student Loan times (ii) the rate set forth on the latest version of the Schedule of FFELP Premium Base Amounts (which schedule has been approved by the Agent, the Conduit Lenders and the Majority Committed Lenders) as the rate in connection with premiums available for funding under the Agreement with respect to such Student Loan at such time and (b) the highest Financed Premium Amount which shall cause the Weighted Average Financed Premium for all FFELP Loans, or for any purchased portfolio of FFELP Loans, to not exceed 2.50% of outstanding Principal Balance of such Student Loans plus accrued but unpaid interest of such Student Loans (to the extent not previously capitalized) unless CNAI or an Affiliate of CNAI shall have conducted a Portfolio Valuation with respect to such Student Loans and the Agent, the Conduit Lenders and the Majority Committed Lenders determine based on the results of such Portfolio Valuation that the Collateral Value of such Student Loans is sufficient to support such a higher percentage.

      "Financed Student Loan" means each Student Loan acquired or funded, or purported to be acquired or funded, with the proceeds of Advances.

      "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions or pertaining to government, including without limitation any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

      "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such indebtedness or obligation.

      "Guarantee Agreement" means any of, and "Guarantee Agreements" means all of, the FFELP Guarantee Agreements and the Private Loan Guarantee Agreements.

      "Guarantee Payment" means any payment by a Guarantor pursuant to a Guarantee Agreement in respect of a Pledged Student Loan.

      "Guaranteed Amount" means with respect to a Student Loan, the amount of such Student Loan guaranteed under a Private Loan Guarantee Agreement.

      "Guarantor" means a FFELP Guarantor and/or a Private Loan Guarantor, as applicable.

      "Guarantor Event of Default" means (a) with respect to any FFELP Guarantor, the Guarantor becomes ineligible to act as a guarantee agency under the Higher Education Act; (b) with respect to any Private Loan Guarantor, the occurrence of an Event of Bankruptcy with respect to such Guarantor; (c) with respect to any Private Loan Guarantor, the rating by the Rating Agencies on the long-term unsecured debt of such Guarantor shall fall below BBB- by S&P or below Baa3 by Moody's; and (d) with respect to any Guarantor, an event of default occurs under its Guarantee Agreement.

      "Higher Education Act" means the Higher Education Act of 1965, as amended or supplemented from time to time, or any successor federal act, together with any rules (including, without limitation, the Common Manual), regulations and interpretations promulgated thereunder.

      "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person,
(e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all indebtedness of others secured by any mortgage, encumbrance, lien, pledge, charge or security interest of any kind on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid under letters of credit and similar instruments, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and (k) obligations of such Person under any foreign exchange contract, currency swap agreement, interest rate swap, cap or collar agreement or other similar agreement or arrangement designed to alter the risks of that Person arising from fluctuations in currency values or interest rates, in each case whether contingent or matured. The Indebtedness of any Person shall include the indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such indebtedness provide that such Person is not liable therefor.

      "Indemnified Amounts" has the meaning set forth in Section 11.01.

      "Indemnified Party" has the meaning set forth in Section 11.01.

      "Indenture Trustee" has the meaning set forth in the preamble.

      "Indenture Trustee Fee Letter" has the meaning set forth in Section 4.01.

      "Indenture Trustee's Fees" means the fees paid to the Indenture Trustee by Issuer pursuant to the Indenture Trustee Fee Letter.

      "Intercreditor Agreement" means the Intercreditor Agreement dated as of the Closing Date among the Issuer, CFS, Agent, the Indenture Trustee and TCW/Crescent Mezzanine Management III, L.L.C., together with Amendment No. 3 to Amended and Restated Securities Purchase Agreement dated as of the Closing Date among CFS, CFSL Acquisition Corp., CFSL Holdings Corp., the Guarantors and Noteholders party thereto and TCW/Crescent Mezzanine Management III, L.L.C., as Collateral Agent.

      "Interest Subsidy Payments" means payments, designated as such, consisting of interest subsidies to Issuer by the Department in respect of Student Loans that are FFELP Loans in accordance with the Higher Education Act.

      "Investment Earnings" means, with respect to each Settlement Date, all investment earnings (net of losses and investment expenses) on investments or other amounts which are on deposit in the Accounts.

      "Issuer" has the meaning set forth in the preamble.

      "Issuer Order" means a direction letter, in such form as the Indenture Trustee and Issuer may agree to specifying the Eligible Investments that funds in the Collection Account and the Reserve Account shall be invested in pursuant to Section 3.01.

      "Joint Sharing Agreement" means each Joint Sharing Agreement entered into from time to time among the Issuer, the Eligible Lender Trustee and such other parties that share the benefit of the Eligible Lender Trustee's eligible lender identification number with Issuer, in the form and substance of Exhibit B to this Agreement with such changes approved by the Issuer and the Agent.

      "Lender" means either a Conduit Lender or a Committed Lender.

      "Lenders" has the meaning set forth in the preamble.

      "Letter of Credit Provider" means Citibank.

      "Letter of Credit Provider Fee Letter" has the meaning set forth in
Section 4.01.

      "LIBOR" for any Settlement Period means the rate of interest per annum at which deposits in U.S. Dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Settlement Period in an amount approximately equal or comparable to the then outstanding Advances and for a period equal to such Settlement Period.

      "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, assignment, conditional sale or trust receipt for a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

      "Liquidation Period" means the period commencing on the Facility Termination Date and ending on the Final Payout Date.

      "Location" means, with respect to any Person, the location within the meaning of Section 9-307 of the UCC as in effect in the State of New York from time to time.

      "Majority Committed Lenders" means at any time Committed Lenders whose Commitments together exceed fifty percent of the aggregate of all Commitments at such time.

      "Master Servicer" has the meaning set forth in the preamble.

      "Master Servicer's Fee" means an aggregate amount equal to (i) for each Settlement Period other than the initial Settlement Period, the product of (a) the outstanding weighted average Principal Balance of all Pledged Student Loans during such Settlement Period multiplied by (b) 0.0333% and (ii) for the initial Settlement Period, the product of (a) the outstanding weighted average Principal Balance of all Pledged Student Loans during such Settlement Period multiplied by (b) 0.0333% multiplied by (c) a fraction equal to the number of days in the initial Settlement Period divided by 30; in each case, payable to the Master Servicer and/or the Sub-Servicers pursuant to Section 3.03(b) and the provisions of Section 12.18 of the Agreement.

      "Material Adverse Change" means the occurrence of an event or a change in circumstances which has or could be reasonably be viewed as having a Material Adverse Effect.

      "Material Adverse Effect" with respect to any event or circumstance and any Person, means that such event or circumstance would cause the rating of the Note to fall below the equivalent of "A2" by Moody's as reasonably determined by the Agent using the ratings methodology the Agent employs for rating the Note or a material adverse effect on:

            (i) the business, assets, financial condition, prospects or operations of such Person;

            (ii) the ability of such Person to perform its obligations under this Agreement or any other Transaction Document;

            (iii) the validity, enforceability or collectibility of this Agreement, any other Transaction Document to which such Person is a party, a material amount of the Pledged Student Loans or the Student Loan Notes, any Sub-Servicing Agreement or the Guarantee Agreements;

            (iv) the status, existence, perfection, priority or enforceability of the Indenture Trustee's security interest in the Collateral; or

            (v) a Guarantor's obligation to guarantee payment of a Pledged Student Loan.

      "Maturity Date" means July 18, 2006.

      "Monthly Advances" has the meaning set forth in Section 3.05(e).

      "Monthly Rebate Fee" means with respect to any Settlement Period, the sum of the following product calculated for each day in such Settlement Period: (a) the rate, expressed as a percentage, established under the FFELP Program divided by 365 or 366, as applicable, times (b) the aggregate outstanding Principal Balance (plus accrued interest) of all Pledged Student Loans that are Federal Consolidation Loans on such day and require remittance of a monthly rebate fee.

      "Monthly Report" means a report, in substantially the form of Exhibit 7.02(c), furnished by Issuer (or the Master Servicer on its behalf) to the Agent.

      "Moody's" means Moody's Investors Service, Inc.

      "Net Consolidation Ratio" means, for any calendar month, the ratio of (i) the Principal Balance of all FFELP Loans which are repaid or otherwise removed from Net Pool Balance due to a loan consolidation to (ii) the Principal Balance of Federal Consolidation Loans which became Pledged Student Loans and were added to Net Pool Balance during the same period.

      "Net Pool Balance" means at any time of calculation hereunder, the aggregate outstanding Principal Balance (as reported by Issuer on the last Monthly Report delivered to the Agent) of the Pledged Student Loans (plus accrued but unpaid interest to the extent not previously capitalized and any unamortized Financed Premium Amounts) less the sum of (without duplication), to the extent included in the Principal Balance: (i) the Unguaranteed Amount of the Defaulted Student Loans that constitute part of the Collateral, (ii) the outstanding Principal Balance (as reported by Issuer on the last Monthly Report delivered to the Agent) of the Pledged Student Loans (other than those referred to in clause (i) of this definition) that constitute part of the Collateral but which are not Eligible Student Loans (plus accrued but unpaid interest to the extent not previously capitalized and any unamortized Financed Premium Amounts) as of the date of such calculation and (iii) Excess Concentration Amounts.

      "Non-Defaulting Committed Lender" has the meaning set forth in Section 1.02(c).

      "Non-Excluded Taxes" has the meaning set forth in Section 2.07(d).

      "Non-Renewing Committed Lender" has the meaning set forth in Section 1.07.

      "Note" has the meaning set forth in Section 2.01.

      "Notice of Release" has the meaning set forth in Section 1.04.

      "Obligor" means a Person obligated to make payments with respect to a Student Loan, including the students, Guarantors and the Department.

      "Origination Agreement" means an agreement providing for the origination of Pledged Student Loans by or on behalf of an Originator.

      "Originator" means each Affiliated Originator and each Third-Party Originator.

      "Other Taxes" has the meaning assigned to it in Section 2.07(b).

      "Participant" has the meaning assigned to it in Section 10.01(g).

      "Permitted Payments" has the meaning assigned to it in Section 1.03(b).

      "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

      "Pledged Student Loan" has the meaning assigned to it in the definition of "Collateral".

      "Plan" has the meaning assigned to it in Section 6.01(f).

      "PLUS Loan" means a parental loan for undergraduate students, made in accordance with the Higher Education Act.

      "Portfolio Valuation" means a determination by CNAI or an Affiliate of CNAI of the fair market value of part or all of the actual Collateral as of any Calculation Date at the equivalent of a program rated "A2" by Moody's as reasonably determined by the Agent using the ratings methodology the Agent employs for rating the Note.

      "Premium Amortization" means the Financed Premium Amount paid for a Pledged Student Loan and amortized as an expense during the applicable time period in accordance with generally accepted accounting principals.

      "Premium Base" means, at any time of determination, the aggregate, for all Stafford Loans, PLUS Loans and Federal Consolidation Loans that are Pledged Student Loans that are also Eligible Student Loans, of the Financed Premium Amount with respect to such Student Loans.

      "Premium Letter of Credit" means the letter of credit issued by the Letter of Credit Provider pursuant to Section 1.06.

      "Premium Letter of Credit Expiration Date" means July 21, 2004 as such date may be extended from time to time in a writing signed by the Letter of Credit Provider.

      "Principal Balance" with respect to any Student Loan means the original principal amount of such Student Loan, plus capitalized interest thereon pursuant to the Higher Education Act or any Private Loan program, if any, less payments of principal made by or on behalf of the Obligor of such Student Loan.

      "Private Loan" means an education loan made to a student or parent of a dependent student that is not granted under the FFELP Program.

      "Private Loan Default Ratio" means the ratio, computed as of the last day of any Settlement Period, expressed as an annualized percentage, of (i) the aggregate Principal Balance of all Private Loans that are Pledged Student Loans which have become Defaulted Pledged Student Loans during such Settlement Period, divided by (ii) the weighted average aggregate Principal Balance of all Private Loans that are Pledged Student Loans in Repayment status for the full amount of principal and accrued interest during such Settlement Period.

      "Private Loan Guarantee Agreement" means any of, and "Private Loan Guarantee Agreements" means all of, the agreements pursuant to which a Private Loan Guarantor guarantees (or insures) certain Student Loans that are Private Loans included or to be included in the Pledged Student Loans in effect on July 23, 2003 and any such agreements that thereafter become effective that are approved in writing by the Agent, the Conduit Lenders and the Majority Committed Lenders, in each case as the same may be amended, supplemented or otherwise modified from time to time.

      "Private Loan Guarantor" means TERI and such other third-party guarantors (or insurers) which are approved by the Agent, the Conduit Lenders and the Majority Committed Lenders in writing.

      "Pro Rata Share" means, (a) with respect to a Committed Lender, a fraction (expressed as a percentage) computed by dividing such Committed Lender's Commitment by the aggregate Commitments of all Committed Lenders and (b) with respect to a Conduit Lender, the Pro Rata

Share identified on the signature page of such Lender, in each case as the same may be amended by Assignment and Acceptances from time to time).

      "Product Information" has the meaning set forth in Section 13.13(b).

      "Program Fee Letter" has the meaning set forth in Section 4.01.

      "Program Limit" means $500,000,000, as such amount may be reduced pursuant to Section 2.05 of the Agreement.

      "Program Support Agreement" means and includes any agreement entered into by any Program Support Provider providing for the issuance of one or more letters of credit for the account of a Conduit Lender, the issuance of one or more surety bonds for which a Conduit Lender is obligated to reimburse the applicable Program Support Provider for any drawings thereunder, the sale by a Conduit Lender to any Program Support Provider of Advances (or portions thereof) and/or the making of loans and/or other extensions of credit to a Conduit Lender in connection with such Conduit Lender's securitization program, together with any letter of credit, surety bond or other instrument issued thereunder (but excluding any discretionary advance facility provided by the Agent).

      "Program Support Provider" means and includes any Person (other than any customer of a Conduit Lender) now or hereafter extending credit or having a commitment to extend credit to or for the account of, or to make purchases from, a Conduit Lender or issuing a letter of credit, surety bond, guarantee or other instrument to support any obligations arising under or in connection with the Conduit Lender's securitization program.

      "Promissory Note Rate" means, for any Settlement Period, the per annum rate equal to the weighted average of the per annum rates paid or payable by the Conduit Lenders from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of the Promissory Notes that are allocated, in whole or in part, by the Agent (on behalf of the Conduit Lenders) to fund or maintain the Conduit Lenders' Advances during such Settlement Period, as determined by the Agent (on behalf of the Conduit Lenders) and reported to the Issuer and the Master Servicer, which rates shall reflect and give effect to the commissions of placement agents and dealers in respect of Promissory Notes, to the extent such commissions are allocated, in whole or in part, to such Promissory Notes by the Agent (on behalf of the Conduit Lenders); provided, however, that if any component of such rate is a discount rate, in calculating the "Promissory Note Rate" for such Settlement Period, the Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; provided, further, that the Promissory Note Rate with respect to Advances funded by Participants shall be the same rate as in effect from time to time on Advances or portions thereof that are not funded by a Participant; provided, further, that if all of the Advances maintained by the Conduit Lenders are funded by Participants, then the Promissory Note Rate shall be the applicable Conduit Lender's pool funding rate in effect from time to time for its largest size pool of transactions which settles with a frequency corresponding to the Settlement Period.

      "Promissory Notes" means, collectively, (i) promissory notes issued by the Conduit Lenders and (ii) participations sold by the Conduit Lenders pursuant to
Section 10.01(g);

provided that the term "Promissory Notes" shall not include the interests sold by the Conduit Lenders under a Program Support Agreement.

      "Purchase and Sale Agreement" means (i) the CFO Purchase and Sale Agreement; (ii) each loan purchase agreement for the sale of Student Loans which will become Pledged Student loans by a Third Party Originator to an Affiliated Originator in substantially the form attached as Appendix D with only such substantive changes as have been disclosed to the Agent in writing and approved by the Agent in writing and with respect to which counsel to the Issuer shall have delivered a true sale opinion to the Agent and the Lenders, in form, scope and substance acceptable to the Agent in its sole discretion, with respect to the sales contemplated thereunder; and (ii) each loan purchase agreement in such form which is approved by the Agent, the Conduit Lenders and the Majority Committed Lenders in writing prior to the execution thereof; in each case together with such opinions, UCC financing statements and any other documents as the Agent or the Lenders may require, and in each case as the same may be amended, restated, supplemented, or otherwise modified from time to time with the prior written consent of the Agent, the Conduit Lenders and the Majority Committed Lenders.

      "Purchase Termination Event" with respect to an Originator means the occurrence of any of the following events, to the extent that the Issuer has actual knowledge or has been given written notice of such event: (a) a Material Adverse Change in the condition of such Originator has occurred and is continuing; (b) an Event of Bankruptcy has occurred with respect to such Originator; (c) such Originator shall fail to pay, or shall default in the payment of, any principal or premium or interest on any Indebtedness beyond any applicable grace period, or such Originator shall breach or default with respect to any other term of any evidence of any Indebtedness, or of any loan agreement, mortgage, indenture or other agreement relating thereto, if such failure, default or breach continues beyond any applicable grace period, if the effect of such failure, default or breach (i) is to cause the holder or holders of that Indebtedness (or a trustee on behalf of such holder or holders) to cause that Indebtedness to become or be declared due prior to its stated maturity or (ii) would permit the holder of such Indebtedness to accelerate the maturity of such Indebtedness and if the amount of the Indebtedness involved in all such failures, defaults and breaches is greater than $100,000; (d) one or more judgments for the payment of money in an aggregate amount in excess of $100,000 shall be rendered against such Originator and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed or a satisfactory bond against such judgment shall not have been posted, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of such Originator to enforce any such judgment and a bond shall not have been posted or (e) a "Termination Date" shall occur under any Purchase and Sale Agreement.

      "Qualified Institution" means Citibank, the Indenture Trustee, and, with respect to the Collection Account, the Disbursement Account and the Reserve Account, the Indenture Trustee or any bank or trust company which has (a) a long-term unsecured debt rating of at least "A2" by Moody's and at least "A" by S&P and (b) a short-term rating of at least "P-1" by Moody's and at least "A-1" by S&P.

      "Ratings Agencies" means Moody's and S&P.

      "Reassignment" has the meaning set forth in Section 6.02.

      "Reassignment Amount" has the meaning set forth in Section 6.02.

      "Reduced Rate Program" means a program that provides borrowers of FFELP Loans reduced interest rate benefits that are no greater than (a) 1.00% less than the maximum interest rate specified under the Higher Education Act, effective after 36 consecutive on-time payments have been received and posted by the applicable Sub-Servicer and (b) 0.25% less than the maximum interest rate specified under the Higher Education Act upon agreement by the borrower to have his or her payments automatically deducted from his or her checking account, together with any such other Reduced Rate Program approved by the Agent in writing.

      "Reference Bank" means Citibank.

      "Regulation D" means Regulation D of the Federal Reserve Board, or any other regulation of the Federal Reserve Board that prescribes reserve requirements applicable to nonpersonal time deposits or "Eurocurrency Liabilities" as presently defined in Regulation D, as in effect from time to time.

      "Regulatory Change" means, relative to any Affected Party:

            (a) any change after the date of this Agreement in (or the adoption implementation, change in phase-in or commencement of effectiveness of) any

                  (i) United States federal or state law or foreign law applicable to such Affected Party;

                  (ii) regulation, interpretation, directive, requirement or request (whether or not having the force of law) applicable to such Affected Party of (A) any court, government authority charged with the interpretation or administration of any law referred to in clause (a)(i) or of (B) any fiscal, monetary or other authority having jurisdiction over such Affected Party; or

                  (iii) generally accepted accounting principles or regulatory accounting principles applicable to such Affected Party and affecting the application to such Affected Party of any law, regulation, interpretation, directive, requirement or request referred to in clause (a)(i) or (a)(ii) above; or

            (b) any change after the date of this Agreement in the application to such Affected Party of any existing law, regulation, interpretation, directive, requirement, request or accounting principles referred to in clause (a)(i), (a)(ii), (a)(iii) or (b) above.

      "Rehab Loan" means a Federal Consolidation Loan that consolidates one or more Defaulted Student Loans.

      "Reimbursement Agreement" means the Letter of Credit Reimbursement Agreement dated as of July 23, 2003, between the Issuer and the Letter of Credit Provider, as amended, restated, supplemented or otherwise modified from time to time.

      "Reimbursement Contract" means the agreements between the FFELP Guarantors and the Department providing for the payment by the Secretary of amounts authorized to be paid pursuant to the Higher Education Act, including, without limitation, reimbursement of amounts paid or payable upon Defaulted Student Loans that are FFELP Loans, Interest Subsidy Payments and Special Allowance Payments to holders of Student Loans that are FFELP Loans.

      "Reimbursement Obligation" has the meaning set forth in Section 1.06(b).

      "Reimbursement Payment" means any payment by the Secretary pursuant to a Reimbursement Contract in respect of a Student Loan that is an FFELP Loan.

      "Related Security" means, with respect to any Pledged Student Loan: (a) all of Issuer's and the Eligible Lender Trustee's right, title and interest in and to the Student Loan Note(s) and all other agreements that relate to such Pledged Student Loan; (b) all of Issuer's and the Eligible Lender Trustee's right, title and interest under any Guarantee Agreement related thereto; (c) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Pledged Student Loan, whether pursuant to the Student Loan Note related to such Pledged Student Loan or otherwise; (d) all UCC financing statements covering any collateral securing payment of such Pledged Student Loan; (e) all other guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Pledged Student Loan; and (f) all rights of Issuer and the Eligible Lender Trustee with respect to such Pledged Student Loan under the related Sub-Servicing Agreement and the related Origination Agreement.

      "Released Student Loan" has the meaning assigned to it in Section 1.04.

      "Repayment" means the period of time during which a borrower under a Student Loan is required to make installment payments to repay the aggregate principal amount plus accrued interest of all amounts borrowed by virtue of the Student Loan Note(s) executed by such borrower.

      "Required Lenders" means at any time Committed Lenders then holding at least 66-2/3% of the outstanding Advances funded by Committed Lenders; provided that if no outstanding Advances are funded by Committed Lenders then "Required Lenders" means at such time Committed Lenders then holding at least 66 2/3% of the Commitments.

      "Reserve Account" means the account established at a Qualified Institution, in the name of the Indenture Trustee, for the benefit of the Secured Parties, which account has been designated as the Reserve Account, including any subaccounts of such account, and any other account designated as the Reserve Account by the Indenture Trustee or the Agent.

      "Reserve Account Minimum Balance" means at any time, an amount equal to the sum of (i) an amount equal to 0.10% of the Program Limit plus (ii) all origination and upfront fees with respect to Private Loans that do not have the benefit of a Private Loan Guarantee Agreement and that have not been released from the Reserve Account in accordance with the express terms of this Agreement.

      "Reserve Account Withdrawal Amount" has the meaning assigned to it in
Section 3.04(b).

      "Residual Payments Account" means the account maintained with the Indenture Trustee and subject to the Residual Payments Account Control Agreement.

      "Residual Payments Account Control Agreement" means the account control agreement providing that the Agent (as assignee of the Issuer) may exercise control over the Residual Payments Account after the occurrence and during the continuance of an Event of Termination, subject to the Intercreditor Agreement.

      "Revolving Period" means the period commencing on the date hereof and ending on the Facility Termination Date.

      "Schedule of FFELP Premium Base Amounts" means a listing from time to time, as approved by the Agent, the Conduit Lenders and the Majority Committed Lenders, of the premiums with respect to FFELP Loans that Issuer is permitted to finance under the Agreement, as provided by the Agent to the Issuer from time to time.

      "Schedule of Pledged Student Loans" a listing of certain Student Loans of Issuer delivered to and held by the Indenture Trustee (or set forth on the Master Servicer's or any applicable Sub-Servicer's system) pursuant to Section
5.03 (which Schedule may be in the form of microfiche or computer file or other medium acceptable to the Indenture Trustee) which includes information reasonably requested by the Agent, as such listing may be amended, restated, supplemented or otherwise modified from time to time.

      "Secretary" means the Secretary of the Department or an official or employee of the Department acting for the Secretary under a delegation of authority.

      "Secured Parties" means the Lenders, the Agent, the Letter of Credit Provider, the Indemnified Parties and the Affected Parties, as their respective interests appear under the Agreement.

      "Securities Intermediary" means U.S. Bank National Association in its capacity as securities intermediary with respect to the Accounts.

      "Servicer Event of Default" means, with respect to the Master Servicer or any Sub-Servicer: (i) the Master Servicer or such Sub-Servicer shall fail in any material respect to perform or observe any term, covenant or agreement that is an obligation of the Master Servicer or such Sub-Servicer under any Sub-Servicing Agreement or any Transaction Document (other than as referred to in clause (ii) below) and such failure continues unremedied for the lesser of
(x) thirty days after (a) written notice thereof shall have been given by the Agent to Issuer or the Master Servicer or (b) the Master Servicer or such Sub-Servicer has actual knowledge thereof or (y) the grace period with respect to such provision as listed in the applicable Transaction Document ; (ii) the Master Servicer or any such Affiliated Servicer shall fail to make any payment or deposit required to be made by it under any Transaction Document when due in any amount and such failure shall remain unremedied for three Business Days;
(iii) any such Third Party Servicer shall fail to make any payment(s) or deposit(s) to be made by it under any Sub-Servicing

Agreement or any Transaction Document when due in an amount equal to or greater than (A) $5,000 in connection with any one incident or (B) $25,000 in connection with all such incidents in any twelve calendar month period, and, in any event, such failure shall remain unremedied for three Business Days; (iv) any representation or warranty made or deemed to be made by the Master Servicer or such Sub-Servicer (or any of its officers) under or in connection with any Sub-Servicing Agreement or any Transaction Document or any information or report delivered pursuant to any Sub-Servicing Agreement or any Transaction Document shall prove to have been false or incorrect in any material respect when made and such condition shall remain unremedied for 30 days after (a) written notice thereof shall have been given by the Agent or to the Master Servicer or (b) the Master Servicer or such Sub-Servicer has actual knowledge thereof; (v) an Event of Bankruptcy shall have occurred with respect to the Master Servicer or such Sub-Servicer; (vi) (a) any litigation (including, without limitation, derivative actions), arbitration proceedings or governmental proceedings not disclosed in writing by Issuer to the Agent prior to the execution and delivery of the Indenture is pending against the Master Servicer or such Sub-Servicer or any of its Affiliates, or (b) any material development not so disclosed has occurred in any such litigation or proceedings so disclosed, which in the case of clause (a) or (b), in the opinion of the Agent or the Lenders, has a reasonable likelihood of having a Servicer Material Adverse Effect with respect to the Master Servicer or such Sub-Servicer; (vii) there shall exist any event or occurrence that has had or has a reasonable likelihood of causing a Servicer Material Adverse Effect; (viii) the net claims reject rate due to Sub-Servicer error with respect to such Sub-Servicer for any quarterly period shall exceed an annualized rate of 3.0%; (ix) the Master Servicer or such Sub-Servicer shall fail to maintain policies of insurance or fidelity bonds in accordance with the provisions of
Section 12.11; or (x) the Master Servicer or such Sub-Servicer shall fail to comply with all material requirements and regulations under the Higher Education Act.

      "Servicer Material Adverse Effect" means with respect to the Master Servicer or any Sub-Servicer and any event or circumstance, a material adverse effect on:

            (i) the business, assets, financial condition, prospects or operations of the Master Servicer or such Sub-Servicer;

            (ii) the ability of the Master Servicer or such Sub-Servicer to perform its obligations under any Transaction Document to which it is a party;

            (iii) the collectibility or enforceability of a material amount of the Pledged Student Loans, or any Guarantee Agreement or Reimbursement Contract with respect to a material amount of the Pledged Student Loans; or

            (iv) the status, existence, perfection, priority or enforceability of the Indenture Trustee's security interest in the Collateral.

      "Servicer Repurchase Amount" has the meaning set forth in Section 12.05 of the Agreement.

      "Settlement Date" means the date which is the second Business Day after the end of a Settlement Period or, with respect to Advances bearing interest with reference to the Eurodollar Rate or the Alternate Base Rate, the last day of the Settlement Period.

      "Settlement Period" means: (i) initially the period commencing on the date hereof pursuant to Section 1.02 of the Agreement (or in the case of any fees payable hereunder, commencing on the date hereof) and ending on the last day of the same calendar month, and (ii) thereafter, each monthly period ending on the last day of the calendar month; provided, however, that during the Liquidation Period the Settlement Period shall be such period determined by the Agent in its sole discretion (which may be a period as short as one Business Day).

      "SLS Loan" means a loan made to an Obligor designated as such that is made under the Supplemental Loans for Students Program in accordance with the Higher Education Act.

      "Solvent" means, with respect to any Person at any time, a condition under which:

            (i) the fair value and present fair saleable value of such Person's total assets is, on the date of determination, greater than such Person's total liabilities (including contingent and unliquidated liabilities) at such time;

            (ii) the fair value and present fair saleable value of such Person's assets is greater than the amount that will be required to pay such Person's probable liability on its existing debts as they become absolute and matured ("debts", for this purpose, includes all legal liabilities, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent);

            (iii) such Person is and shall continue to be able to pay all of its liabilities as such liabilities mature; and

            (iv) such Person does not have unreasonably small capital with which to engage in its current and in its anticipated business.

For purposes of this definition:

            (A) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability;

            (B) the "fair value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value;

            (C) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions; and

            (D) the "present fair saleable value" of an asset means the amount which can be obtained if such asset is sold with reasonable promptness in an arms length transaction in an existing and not theoretical market.

      "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies,
Inc.

      "Special Allowance Payments" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of Student Loans that are FFELP Loans to Issuer in accordance with the Higher Education Act.

      "Stafford Loan" means a loan made to an Obligor authorized under Sections 427 and 428 of the Higher Education Act.

      "Structure and Tax Aspects" has the meaning set forth in Section 13.13(a).

      "Student Loan" means a FFELP Loan or a Private Loan which was (a) if a FFELP Loan, originated by an Originator under an approved lender identification number issued by the Department; (b) if a Private Loan, originated by a national banking association approved in writing in advance by the Agent, the Conduit Lenders and the Majority Committed Lenders in their sole discretion; or (c) if consented to in writing in advance by the Agent, the Conduit Lenders and the Majority Committed Lenders in their sole discretion, purchased by an Originator under a purchase and sale agreement and transferred to the Issuer under the Purchase and Sale Agreement.

      "Student Loan Notes" means the promissory notes or other writings or records evidencing the Student Loans including, solely with respect to FFELP Loans, any promissory note evidenced by an electronic promissory note or an electronic record or with respect to which the signature of the obligor is an electronic signature.

      "Sub-Servicer" means Great Lakes Educational Loan Services, Inc., LoanStar Systems, Inc., CFS-SunTech Servicing LLC, and such other sub-servicers as are approved from time to time by the Agent, the Conduit Lenders and the Majority Committed Lenders in writing.

      "Sub-Servicing Agreement" means each servicing agreement between the Master Servicer and the applicable Sub-Servicer with respect to the servicing of the Student Loans, as the same may be amended, supplemented or otherwise modified from time to time with the consent of the Agent.

      "Take-Out Securitization" means an asset securitization, financing or similar transaction pursuant to which all or substantially all of the Pledged Student Loans are released from the lien of this Agreement pursuant to Section 1.04.

      "TERI" means The Education Resources Institute, a private, non-profit Massachusetts corporation.

      "Termination Fee" with respect to any Advance means the amount, if any, by which (i) the additional interest that would have accrued on such Advance during its current Settlement Period if the outstanding principal amount of such Advance had not been repaid prior to the

Settlement Date for such Settlement Period exceeds (ii) the income, if any, that the applicable Lender will receive by investing the proceeds for such principal repayment in investments that are permissible for such Lender and that will mature on such Settlement Date.

      "Third Party Originators" means those Third-Party Originators set forth on Appendix B hereto and such other originators as may be approved by the Agent, the Conduit Lenders and the Majority Committed Lenders from time to time in writing.

      "Third Party Servicer" a Sub-Servicer that is not an Affiliate of the Issuer.

      "Total Outstanding Advances" at any time means the sum of (a) the aggregate amount disbursed to the Issuer by the Lenders in connection with the funding of any Advance (or portion thereof) pursuant to the Agreement, less (b) any payments made by the Issuer and actually received by or on behalf of the Lenders and applied to reduce the principal balance of any Advance pursuant to
Section 2.03 of the Agreement (which have not been rescinded or otherwise returned for any reason), provided, however, that if the Total Outstanding Advances shall have been reduced, pursuant to clause (b) above, by any distribution, and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Total Outstanding Advances shall be increased by the amount of such rescinded or returned distribution as though it had not been made.

      "Transaction" has the meaning set forth in Section 13.13(a).

      "Transaction Documents" means this Agreement, the Note, the Reimbursement Agreement, the Program Fee Letter, the Indenture Trustee Fee Letter, the Eligible Lender Trustee Fee Letter, the Eligible Lender Trust Agreement, each Sub-Servicing Agreement, each Custody Agreement, the Guarantee Agreements, the Reimbursement Contract, the Purchase and Sale Agreements, each Origination Agreement, the Demand Note, the Residual Payments Account Control Agreement, all Program Support Agreements, the Premium Letter of Credit, each Joint Sharing Agreement, the Account Control Agreements, the Intercreditor Agreement and the other documents, certificates, instruments, agreements and notices to be executed and delivered in connection herewith.

      "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

      "Unamortized Premium" means the remaining amount of the Financed Premium Amount at any time pursuant to Premium Amortization.

      "Unanticipated Changes" with respect to the FFELP Program, means any material change to the FFELP Program, as applicable.

      "Unguaranteed Amount" means, as of any date, (a) with respect to any FFELP Loan, that portion, if any, of the Principal Balance of such Pledged Student Loan that is not contractually guaranteed pursuant to the related Guarantee Agreement as of the effective date of such Guarantee Agreement (or as of the date of any subsequent amendments thereto), and (b) with respect to any Private Loan, the Defaulted Amount.

      "Unmatured Event of Termination" means any event which, with the giving of notice or lapse of time, or both, would become an Event of Termination.

      "Unsubsidized Loans" means Stafford Loans that are not subsidized by the Department as set forth in Section 428H of the Higher Education Act (20 U.S.C.
Section 1078-8).

      "Weighted Average Financed Premium" with respect to any group of Student Loans means the weighted average of the Financed Premium Amounts for such Student Loans.

      B. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

      C. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding". All references to New York time shall mean the time in New York, New York.

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1

                          Dated as of October 30, 2003

            THIS AMENDMENT NO. 1 (the "Amendment") is entered into as of October 30, 2003 by and among Collegiate Funding Services Resources I, LLC, a Delaware limited liability company ("Issuer"), CRC Funding, LLC and CAFCO, LLC (the "Conduit Lenders"), the financial institutions from time to time party hereto (each, a "Committed Lender" and together with the Conduit Lenders, the "Lenders"), Citicorp North America, Inc. ("CNAI"), as agent for Lenders (in such capacity, and together with any successor thereto in such capacity, the "Agent"), U.S. Bank National Association, as indenture trustee hereunder (in such capacity, and together with any successor thereto in such capacity, the "Indenture Trustee") and as eligible lender trustee (in such capacity, and together with any successor thereto in such capacity, the "Eligible Lender Trustee"), Collegiate Funding Portfolio Administration, L.L.C., as administrator (in such capacity, the "Administrator") and Collegiate Funding Master Servicing, L.L.C., as master servicer (in such capacity, the "Master Servicer") Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Indenture.

                             PRELIMINARY STATEMENTS

            A. The Issuer, the Master Servicer, the Administrator, the Lenders (other than CAFCO, LLC), the Agent, the Indenture Trustee and the Eligible Lender Trustee are parties to that certain Indenture dated as of July 23, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture").

            B. The parties hereto desire that CAFCO, LLC be added to the Indenture as a Conduit Lender.

            C. The Issuer has requested that the Lenders and the Agent amend the Indenture and the Lenders and the Agent have agreed to amend the Indenture on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendments to the Indenture. Effective as of the "Amendment Effective Date" (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 below:

            (a) CAFCO, LLC hereby joins in and becomes a party to the Indenture and the other Transaction Documents as a Conduit Lender and shall have the rights and obligations of a Conduit Lender under the Indenture and the other Transaction Documents. By executing and delivering this Amendment, each of CAFCO, LLC and Citibank, N.A. as Committed Lender with respect to CAFCO, LLC (i) appoints and authorizes the Agent and the Indenture Trustee, as applicable, to take such action on its behalf and to exercise such powers and discretion under the Indenture and the other Transaction Documents as are delegated to the Agent and the Indenture Trustee, as applicable, by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (ii) agrees that it shall perform in accordance with their terms all of the obligations that by the terms of the Indenture are required to be performed by it as a Conduit Lender and Committed Lender, respectively; and (iii) specifies that its address for notices is the address set forth on Exhibit 13.02 to the Indenture for Citibank, N.A. and CRC Funding, LLC.

            (b) Section 1.01(a) of the Indenture is hereby amended and restated in its entirety to read as follows:

            "(a) Advances. Upon the terms and subject to the conditions of this Agreement, from time to time prior to the Facility Termination Date, Issuer may request to the Agent that the Conduit Lenders make loans to Issuer secured by the Collateral (each, an "Advance"). The Agent shall allocate, in its sole discretion, each request for an Advance among the Conduit Lenders. Each Conduit Lender requested to make all or a portion of an Advance may, in its sole discretion, make such Advance, and if a Conduit Lender elects not to make such Advance, the Committed Lenders shall fund such Advance, each in an amount equal to its respective Pro Rata Share of such Advance; provided that no Advance shall be made by a Lender if, after giving effect thereto, the then Total Outstanding Advances would exceed the Program Limit. Notwithstanding anything contained in this Agreement to the contrary, no Committed Lender shall be obligated to provide the Agent or Issuer with aggregate funds in connection with a Borrowing in an amount that would exceed such Committed Lender's unused Commitment then in effect less any amounts advanced by such Committed Lender pursuant to a Program Support Agreement."

            (c) Section 2.03(b) of the Indenture is hereby amended and restated as follows:

            "(b) shall, on each date when any reduction in the Program Limit becomes effective, make a prepayment of the Advances in an amount equal to the excess, if any, of the aggregate outstanding principal amount of the Advances over the Program Limit as so reduced;"

            (d) The definition of "Commitment" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

            "'Commitment' means the obligation of a Committed Lender to make Advances pursuant to the Agreement in an amount not to exceed, in aggregate, the amount set forth opposite such Committed Lender's name on the signature pages to Amendment No. 1, dated as of October 30, 2003, to the Agreement, as such amount may be modified from time to time in accordance with the terms of the Agreement."

            (e) The definition of "Premium Letter of Credit" contained in Appendix A to the Indenture is hereby amended and restated in its entirety as follows:

            " 'Premium Letter of Credit' means the letter of credit issued by the Letter of Credit Provider pursuant to Section 1.06, as amended, restated, supplemented or otherwise modified from time to time."

            (f) The definition of "Pro Rata Share" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

            "Pro Rata Share" means, with respect to a Committed Lender, a fraction (expressed as a percentage) computed by dividing such Committed Lender's Commitment by the aggregate Commitments of all Committed Lenders.

            (g) The definition of "Program Limit" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

            " 'Program Limit' means (i) for the period from (and including) October 30, 2003 to (but excluding) the earlier of (A) December 15, 2003 or (B) such date requested by the Issuer and agreed to in writing by the Agent, an amount equal to $825,000,000 and (ii) otherwise, $500,000,000."

            SECTION 2. Effective Date. This Amendment shall become effective, as of the date first above written (the "Amendment Effective Date"), upon receipt by the Agent of (i) six (6) copies of this Amendment duly executed by each of the Issuer, the Master Servicer, the Administrator, the Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee, (ii) a replacement Note (the "Replacement Note"), substantially in the form of Exhibit I hereto, executed by the Issuer, (iii) a secretary's certificate from each of the Issuer, the Administrator and the Master Servicer certifying resolutions for the Issuer, the Administrator and the Master Servicer approving the execution and delivery of the Amendment and the Replacement Note, (iv) the effective date of a replacement Premium Letter of Credit and amended and restated Letter of Credit Reimbursement Agreement and (iv) an amendment fee in an amount equal to $50,000 in immediately available funds (which shall be fully earned and non-refundable as of the date paid).

            SECTION 3. Covenants, Representations and Warranties of the Issuer, the Administrator and the Master Servicer.

            3.1 Upon the effectiveness of this Amendment, the Issuer, the Administrator and the Master Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Indenture and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Amendment Effective Date.

            3.2 As of the Amendment Effective Date, each of the Issuer, the Administrator and the Master Servicer represents and warrants to the Lenders and the Agent that:

            (a) the representations and warranties made by it in the Indenture are true and correct with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date);

            (b) after giving effect to the amendments and waivers contained herein, no Unmatured Event of Termination or Event of Termination exists or will result from the execution of this Amendment;

            (c) no event or circumstance has occurred since July 23, 2003 that has resulted, or could reasonably be expected to result in a Material Adverse Change;

            (d) each of the Indenture and this Amendment has been duly authorized by proper proceedings of the Issuer, the Administrator and the Master Servicer and constitutes the legal, valid and binding obligation of the Issuer, the Administrator and the Master Servicer enforceable against the Issuer, the Administrator and the Master Servicer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies; and

            (e) this Amendment does not affect the enforceability of the Indenture against the Issuer, the Administrator or the Master Servicer, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

            SECTION 4. Effect on the Indenture.

            4.1 On and after the Amendment Effective Date, each reference in the Indenture to "this Indenture", "this Agreement", "hereunder", "hereof", "herein" or words of like import, and all references to the Indenture in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Indenture as amended hereby. The Indenture and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Indenture or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

            4.3 Each party hereto agrees and acknowledges that this Amendment constitutes a "Transaction Document" under and as defined in the Indenture.

            SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

            SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the Issuer, the Master Servicer, the Administrator, the Lenders, the Agent, the Indenture Trustee, the Eligible Lender Trustee and their respective successors and assigns.

            SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            SECTION 9. Agent's Expenses. The Issuer agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, legal fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

            SECTION 10. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

            SECTION 11. No Course of Dealing. The Agent and the Lenders have entered into this Amendment on the express understanding with the Issuer, the Administrator and the Master Servicer that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Issuer, the Administrator or the Master Servicer. The Agent's and the Lenders' rights to require strict performance with all of the terms and conditions of the Indenture and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                      COLLEGIATE FUNDING SERVICES
                                      RESOURCES I, LLC, as Issuer

                                      By: /s/ Kevin A. Landgraver
                                         ------------------------
                                         Name: Kevin A. Langraver
                                         Title: CFO & Treasurer

                                      CRC FUNDING, LLC, as Conduit Lender
                                      By: CITICORP NORTH AMERICA, INC., as
                                      its attorney-in-fact

                                      By: /s/ Roger W. Saylor
                                         --------------------
                                         Name: Roger W. Saylor
                                         Title: Director and Vice President

Commitment:

$500,000,000                          CITIBANK, N.A.,
                                      as Committed Lender with respect to CRC
                                      Funding, LLC

                                      By: /s/ Roger W. Saylor
                                         --------------------
                                         Name: Roger W. Saylor
                                         Title: Director and Vice President

                                      CITICORP NORTH AMERICA, INC.,
                                      as Agent

                                      By: /s/ Roger W. Saylor
                                         --------------------
                                         Name: Roger W. Saylor
                                         Title: Director and Vice President

                                      CAFCO, LLC,
                                      as Conduit Lender

                                      By: CITICORP NORTH AMERICA, INC.,
                                          its attorney-in-fact

                                      By: /s/ Roger W. Saylor
                                         --------------------
                                      Name: Roger W. Saylor
                                      Title: Director and Vice President

Commitments:

(i) During the period from (and       CITIBANK, N.A.,
including) October 30, 2003 to        as Committed Lender with respect to CAFCO,
(but excluding) the earlier of (A)      LLC
December 15, 2003 or (B) such date
requested by the Issuer and agreed    By: /s/ Roger W. Saylor
to in writing by the Agent,              --------------------
$325,000,000 and (ii) otherwise,      Name: Roger W. Saylor
$0                                    Title: Director and Vice President

                                      U.S. BANK NATIONAL ASSOCIATION,
                                      as Eligible Lender Trustee and
                                      as Indenture Trustee

                                      By: /s/ Daniel R. Bley
                                         -------------------
                                         Name: Daniel R. Bley
                                         Title: Vice President & Trust Officer

                                      COLLEGIATE FUNDING PORTFOLIO
                                      ADMINISTRATION, L.L.C., as Administrator

                                      By: /s/ Kevin A. Landgraver
                                         ------------------------
                                         Name: Kevin A. Landgraver
                                         Title: Treasurer

                                      COLLEGIATE FUNDING MASTER
                                      SERVICING, L.L.C., as Master Servicer

                                      By: /s/ Kevin A. Landgraver
                                         ------------------------
                                         Name: Kevin A. Landgraver
                                         Title: Treasurer

Acknowledged and Agreed to
as of the date first written above:

CITIBANK, N.A.,
as Letter of Credit Provider

By: /s/ Roger W. Saylor
   --------------------
Name: Roger W. Saylor
Title: Director and Vice President

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2

                          Dated as of February 17, 2004

            THIS AMENDMENT NO. 2 (the "Amendment") is entered into as of February 17, 2004 by and among Collegiate Funding Services Resources I, LLC, a Delaware limited liability company ("Issuer"), CRC Funding, LLC and CAFCO, LLC (the "Conduit Lenders"), the financial institutions from time to time party hereto (each, a "Committed Lender" and together with the Conduit Lenders, the "Lenders"), Citicorp North America, Inc. ("CNAI"), as agent for Lenders (in such capacity, and together with any successor thereto in such capacity, the "Agent"), U.S. Bank National Association, as indenture trustee hereunder (in such capacity, and together with any successor thereto in such capacity, the "Indenture Trustee") and as eligible lender trustee (in such capacity, and together with any successor thereto in such capacity, the "Eligible Lender Trustee"), Collegiate Funding Portfolio Administration, L.L.C., as administrator (in such capacity, the "Administrator") and Collegiate Funding Master Servicing, L.L.C., as master servicer (in such capacity, the "Master Servicer") Capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Indenture.

                             PRELIMINARY STATEMENTS

            A. The Issuer, the Master Servicer, the Administrator, the Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee are parties to that certain Indenture dated as of July 23, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture").

            B. The Issuer has requested that the Lenders and the Agent amend the Indenture and the Lenders and the Agent have agreed to amend the Indenture on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendments to the Indenture. Effective as of the "Amendment Effective Date" (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 2 below:

            (a) The definition of "Commitment" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

            " 'Commitment' means the obligation of a Committed Lender to make Advances pursuant to the Agreement in an amount not to exceed, in aggregate, the amount set forth opposite such Committed Lender's name on the signature pages to Amendment No. 2, dated as of February 17, 2004, to the Agreement, as such amount may be modified from time to time in accordance with the terms of the Agreement."

            (b) The definition of "Program Limit" contained in Appendix A to the Indenture is hereby amended and restated in its entirety to read as follows:

            " 'Program Limit' means (i) for the period from (and including) February 17, 2004 to (but excluding) the earlier of (A) May 21, 2004 or
      (B) such date requested by the Issuer and agreed to in writing by the Agent, an amount equal to $1,000,000,000 and (ii) otherwise, $500,000,000."

            SECTION 2. Effective Date. This Amendment shall become effective, as of the date first above written (the "Amendment Effective Date"), upon receipt by the Agent of (i) this Amendment duly executed by each of the Issuer, the Master Servicer, the Administrator, the Lenders, the Agent, the Indenture Trustee and the Eligible Lender Trustee, (ii) a replacement Note (the "Replacement Note"), substantially in the form of Exhibit I hereto, executed by the Issuer, (iii) a secretary's certificate from each of the Issuer, the Administrator and the Master Servicer certifying resolutions for the Issuer, the Administrator and the Master Servicer approving the execution and delivery of this Amendment and the Replacement Note, (iv) the effective date of a replacement Premium Letter of Credit and amended and restated Letter of Credit Reimbursement Agreement and (v) an amendment fee in an amount equal to $50,000 in immediately available funds (which shall be fully earned and non-refundable as of the date paid).

            SECTION 3. Covenants, Representations and Warranties of the Issuer, the Administrator and the Master Servicer.

            3.1 Upon the effectiveness of this Amendment, the Issuer, the Administrator and the Master Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Indenture and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Amendment Effective Date.

            3.2 As of the Amendment Effective Date, each of the Issuer, the Administrator and the Master Servicer represents and warrants to the Lenders and the Agent that:

            (a) the representations and warranties made by it in the Indenture are true and correct with the same effect as if made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date);

            (b) after giving effect to the amendments and waivers contained herein, no Unmatured Event of Termination or Event of Termination exists or will result from the execution of this Amendment;

            (c) no event or circumstance has occurred since July 23, 2003 that has resulted, or could reasonably be expected to result in a Material Adverse Change;

            (d) each of the Indenture and this Amendment has been duly authorized by proper proceedings of the Issuer, the Administrator and the Master Servicer and constitutes the legal, valid and binding obligation of the Issuer, the Administrator and the Master Servicer enforceable against the Issuer, the Administrator and the Master Servicer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies; and

            (e) this Amendment does not affect the enforceability of the Indenture against the Issuer, the Administrator or the Master Servicer, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

            SECTION 4. Effect on the Indenture.

            4.1 On and after the Amendment Effective Date, each reference in the Indenture to "this Indenture", "this Agreement", "hereunder", "hereof", "herein" or words of like import, and all references to the Indenture in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean and be a reference to the Indenture as amended hereby. The Indenture and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Indenture or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

            4.3 Each party hereto agrees and acknowledges that this Amendment constitutes a "Transaction Document" under and as defined in the Indenture.

            SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be deemed as effective as delivery of an originally executed counterpart. Any party delivering an executed counterpart of this Amendment by facsimile will also deliver an original executed counterpart, but the failure of any party to so deliver an original executed counterpart of this Amendment will not affect the validity or effectiveness of this Amendment.

            SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of each of the Issuer, the Master Servicer, the Administrator, the Lenders, the Agent, the Indenture Trustee, the Eligible Lender Trustee and their respective successors and assigns.

            SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            SECTION 9. Agent's Expenses. The Issuer agrees to promptly reimburse the Agent for all of the reasonable out-of-pocket expenses, including, without limitation, legal fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and all other instruments, documents and agreements executed and delivered in connection with this Amendment.

            SECTION 10. Integration. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Amendment supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Amendment, all of which have become merged and finally integrated into this Amendment. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Amendment, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Amendment not included or referred to herein and not reflected by a writing included or referred to herein.

            SECTION 11. No Course of Dealing. The Agent and the Lenders have entered into this Amendment on the express understanding with the Issuer, the Administrator and the Master Servicer that in entering into this Amendment the Agent and the Lenders are not establishing any course of dealing with the Issuer, the Administrator or the Master Servicer. The Agent's and the Lenders' rights to require strict performance with all of the terms and conditions of the Indenture and the other Transaction Documents shall not in any way be impaired by the execution of this Amendment. None of the Agent and the Lenders shall be obligated in any manner to execute any further amendments or waivers and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are satisfactory to them, the Agent and the Lenders may require the payment of fees in connection therewith.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

                                                COLLEGIATE FUNDING SERVICES
                                                RESOURCES I, LLC, as Issuer

                                                By: /s/ Kevin Landgraver
                                                   ----------------------
                                                   Name: Kevin Landgraver
                                                   Title: CFO & Treasurer

                                Signature Page to
                                 Amendment No. 2

                                          CRC FUNDING, LLC, as Conduit Lender
                                          By: CITICORP NORTH AMERICA, INC., as
                                          its attorney-in-fact

                                          By: /s/ Roger W. Saylor
                                             --------------------
                                             Name: Roger W. Saylor
                                             Title: Director and Vice President

Commitment:

$500,000,000                             CITIBANK, N.A.,
                                         as Committed Lender with respect to CRC
                                         Funding, LLC

                                         By: /s/ Roger W. Saylor
                                            --------------------
                                            Name: Roger W. Saylor
                                            Title: Director and Vice President

                                         CITICORP NORTH AMERICA, INC.,
                                         as Agent

                                         By: /s/ Roger W. Saylor
                                            --------------------
                                            Name: Roger W. Saylor
                                            Title: Director and Vice President

                                Signature Page to
                                 Amendment No. 2

                                           CAFCO, LLC, as Conduit Lender

                                           By: CITICORP NORTH AMERICA, INC.,
                                               its attorney-in-fact

                                           By: /s/ Roger W. Saylor
                                              --------------------
                                              Name: Roger W. Saylor
                                              Title: Director and Vice President

Commitment:

(i) During the period from (and            CITIBANK, N.A.,
including) February 17, 2004 to            as Committed Lender with respect to
earlier of (A) May 21, 2004 or             CAFCO, LLC
(B) such date requested by the Issuer
and agreed to in writing by the Agent,
$500,000,000 and (ii) otherwise $0         By: /s/ Roger W. Saylor
                                              --------------------
                                              Name: Roger W. Saylor
                                              Title: Director and Vice President

                                Signature Page to
                                 Amendment No. 2

                                       U.S. BANK NATIONAL ASSOCIATION,
                                       as Eligible Lender Trustee and
                                       as Indenture Trustee

                                       By: /s/ Daniel R. Bley
                                          -------------------
                                          Name: Daniel R. Bley
                                          Title: Vice President & Trust Officer

                                Signature Page to
                                 Amendment No. 2

                                       COLLEGIATE FUNDING PORTFOLIO
                                       ADMINISTRATION, L.L.C., as Administrator

                                       By: /s/ Kevin Landgraver
                                          ---------------------
                                          Name: Kevin Landgraver
                                          Title: Treasurer

                                       COLLEGIATE FUNDING MASTER
                                       SERVICING, L.L.C., as Master Servicer

                                       By: /s/ Kevin Landgraver
                                          ---------------------
                                          Name: Kevin Landgraver
                                          Title: Treasurer

Acknowledged and Agreed to
as of the date first written above:

CITIBANK, N.A.,
as Letter of Credit Provider

By: /s/ Roger W. Saylor
   --------------------
Name: Roger W. Saylor
Title: Director and Vice President

                                Signature Page to
                                 Amendment No. 2